SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant     ☐

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☒ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

FSP Phoenix Tower Corp.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1)	Title of each class of securities to which transaction applies:
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Calculated in accordance with Exchange Act Rule 0-11 and Fee Rate Advisory No. 3 for fiscal year 2012 issued by the Securities and Exchange Commission.

4)	Proposed maximum aggregate value of transaction:

$[●]

5)	Total fee paid:

$13,752.00

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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FSP Phoenix Tower Corp.
401 Edgewater Place, Suite 200
Wakefield, MA 01880
Telephone: (781) 557-1300

[●], 2012

Dear Stockholder:

On behalf of the Board of FSP Phoenix Tower Corp. (the “Company”), we are writing to request your written consent to the following proposals.

•	Proposal #1: For consideration by holders of preferred stock and holders of common stock of the Company: To approve the sale by the Company of the thirty-four story multi-tenant office building, known as Phoenix Tower, containing approximately 629,054 rentable square feet of space located on approximately 2.1 acres of land in Houston, Texas (collectively, the “Property”) to an unaffiliated third-party buyer ( “Buyer”), for a gross sales price in the aggregate of at least $[●] as further described in the information statement that accompanies this letter (the “Sale” of the Property). “Gross sales price” includes any and all consideration received or receivable, in whatever form, including but not limited to assumption or release of existing liabilities.
•	Proposal #2: For consideration by holders of common stock of the Company: To approve the dissolution of the Company following the closing of the Sale and adoption of the plan of dissolution (the “Dissolution”, and together with the “Sale”, the “Proposals”).

The Sale will constitute the sale of substantially all of the assets of the Company within the meaning of Section 271 of the General Corporation Law of the State of Delaware (the “DGCL”). The Dissolution will constitute the dissolution of the Company within the meaning of Section 275 of the DGCL. Consequently, pursuant to the DGCL and the Company’s certificate of incorporation, the Sale requires the Company to obtain the consent of the stockholders owning a majority of the outstanding preferred stock and a majority of the outstanding common stock of the Company, each voting as a separate class, and the Dissolution requires the Company to obtain the consent of the stockholders owning a majority of the outstanding common stock of the Company.

If the Sale is consummated, the Company will discharge certain of its liabilities upon closing, including but not limited to approximately $12,000,000 outstanding under a revolving line of credit with Franklin Street Properties Corp. (“FSP Corp.”), any sales commissions due in connection with the Sale, any adjustments to the purchase price for the Property pursuant to a purchase and sale agreement and other outstanding amounts. As a result, if the stockholders approve the Proposals, we estimate that the aggregate amount of the total cash distributions to stockholders will be in the range of at least $[●] to $[●] per share of preferred stock (assuming the asset sale is consummated on the terms expected to be set forth in a purchase and sale agreement, including a gross sales price in the aggregate of at least $[●]), and after the payment of preferential amounts to the preferred stockholders of at least $100,000 per share, at least $[●] to $[●] per share of common stock. These amounts may be paid in one or more distributions, and we cannot predict the timing or amount of any such distributions, as uncertainties as to the precise net value of our remaining assets after the Sale, the ultimate amount of our liabilities, the operating costs and amounts to be set aside for claims, obligations and provisions during the liquidation and winding-up process, and the related timing to complete such transactions make it impossible to predict with certainty the actual net cash amount that will ultimately be available for distribution to stockholders or the timing of any such distributions.

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FSP Corp. is the sole stockholder of our one share of common stock, and pursuant to a voting agreement, has agreed to vote that single share on the approval of the Sale in the manner voted by the holders (including FSP Corp. and its affiliates) of a majority of the outstanding shares of preferred stock with respect to the Sale. FSP Corp. owns 48 shares of the Company’s preferred stock, or approximately 4.6% of the outstanding shares of the Company’s preferred stock, and pursuant to a voting agreement, has agreed that it would vote its shares of preferred stock with respect to the Sale in a manner that approximates as closely as possible the proportions of shares which consent to and withhold consent from the approval of such matter by the holders of preferred stock other than FSP Corp. and its affiliates, and for purposes of determining this vote, abstentions and non-votes by stockholders other than FSP Corp. shall not be considered. If the requisite stockholder consent approving the Sale is obtained, FSP Corp. currently intends to vote its share of common stock to approve the Dissolution. For avoidance of doubt, FSP Corp. will not vote its share of common stock to approve the Dissolution if the Company does not receive the requisite stockholder consent approving the Sale.

The Board has unanimously approved the proposals and unanimously recommends that you consent to the proposals set forth in the attached information statement.

The Board has fixed [●], 2012 as the record date for purposes of this consent solicitation. Therefore, only holders who owned shares of our preferred stock or common stock as of the close of business on [●], 2012 are eligible to provide their written consent.

Enclosed for your consideration is an information statement, dated [●], 2012 and a form of consent (the “Consent Form”). Please review this letter and the information in the attached information statement and return the enclosed Consent Form per the instructions provided in the information statement.

Your participation is very important. Please sign, date and return your Consent Form as soon as possible.

BY ORDER OF THE BOARD OF DIRECTORS.

Sincerely,

/s/ George J. Carter
George J. Carter
Chairman and President

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FSP Phoenix Tower Corp.

401 Edgewater Place, Suite 200
Wakefield, MA 01880
Telephone: (781) 557-1300

NOTICE OF SOLICITATION OF ACTION OF STOCKHOLDERS
BY WRITTEN CONSENT IN LIEU OF MEETING OF STOCKHOLDERS

[●], 2012

This information statement and the accompanying documents are being furnished to the stockholders of record as of the close of business on [●], 2012 (the “Record Date”) of FSP Phoenix Tower Corp., a Delaware corporation (the “Company”), in connection with the solicitation of written consents to the following proposals.

•	Proposal #1: For consideration by holders of preferred stock and holders of common stock of the Company: To approve the sale by the Company of the thirty-four story multi-tenant office building, known as Phoenix Tower, containing approximately 629,054 rentable square feet of space located on approximately 2.1 acres of land in Houston, Texas (collectively, the “Property”) to an unaffiliated third-party buyer ( “Buyer”), for a gross sales price in the aggregate of at least $[●] as further described in the information statement that accompanies this letter (the “Sale” of the Property). “Gross sales price” includes any and all consideration received or receivable, in whatever form, including but not limited to assumption or release of existing liabilities.
•	Proposal #2: For consideration by holders of common stock of the Company: To approve the dissolution of the Company following the closing of the Sale and adoption of the plan of dissolution (the “Dissolution”, and together with the “Sale”, the “Proposals”).

AFTER CONSULTATION WITH ITS LEGAL ADVISORS AND CONSIDERATION OF VARIOUS FACTORS DISCUSSED IN THE ACCOMPANYING INFORMATION STATEMENT, THE FSP PHOENIX TOWER CORP. BOARD OF DIRECTORS HAS APPROVED THE PROPOSALS AND UNANIMOUSLY RECOMMENDS THAT YOU CONSENT TO THE PROPOSALS. The Proposals are described in more detail in the accompanying information statement, which you should read in its entirety before voting.

Your vote is very important, regardless of the number of shares of Company stock you own. Only stockholders of record at the close of business on the Record Date are entitled to consent, to withhold their consent, abstain or to revoke their consent to the Proposals. Any consent to the Sale may be revoked or changed in writing at any time prior to the close of business on the date that consents signed by holders of a majority of the outstanding shares of preferred stock and the holders of a majority of the outstanding shares of common stock, each voting as a separate class, approving the Sale, are received by us. Any consent to the Dissolution may be revoked or changed in writing at any time prior to the time that consents signed by holders of a majority of the outstanding shares of common stock approving the Dissolution are received by us.

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The Sale will constitute the sale of substantially all of the assets of the Company within the meaning of Section 271 of the General Corporation Law of the State of Delaware (the “DGCL”). The Dissolution of the Company will constitute the dissolution of the Company within the meaning of Section 275 of the DGCL. Consequently, pursuant to the DGCL and the Company’s certificate of incorporation, the Sale requires the Company to obtain the consent of the stockholders owning a majority of the outstanding preferred stock and a majority of the outstanding common stock of the Company, each voting as a separate class, and the Dissolution requires the Company to obtain the consent of the stockholders owning a majority of the outstanding common stock of the Company.

Franklin Street Properties Corp. (“FSP Corp.”) is the sole stockholder of our one share of common stock, and pursuant to a voting agreement, has agreed to vote that single share in the manner voted by the holders (including FSP Corp. and its affiliates) of a majority of the outstanding shares of preferred stock with respect to the Sale. FSP Corp. owns 48 shares of the Company’s preferred stock, or approximately 4.6% of the outstanding shares of the Company’s preferred stock, and pursuant to a voting agreement, has agreed that it would vote its shares of preferred stock with respect to the Sale in a manner that approximates as closely as possible the proportions of shares which consent to and withhold consent from the approval of such matter by the holders of preferred stock other than FSP Corp. and its affiliates, and for purposes of determining this vote, abstentions and non-votes by stockholders other than FSP Corp. shall not be considered. If the requisite stockholder consent approving the Sale is obtained, FSP Corp. currently intends to vote its share of common stock to approve the Dissolution. For avoidance of doubt, FSP Corp. will not vote its share of common stock to approve the Dissolution if the Company does not receive the requisite stockholder consent approving the Sale. If the requisite stockholder consent is not received with regard to the Proposals, the Company will not proceed with the Sale or the Dissolution. The Company hereby requests your consent to the Proposals.

In order to eliminate the costs and management time involved in holding a special meeting of stockholders and in order to effect the Sale and Dissolution on the earliest possible date, the Board determined to seek the written consent of our stockholders. As discussed in this information statement, the Board has unanimously recommended that the stockholders consent to the Proposals.

The Sale will be approved if and when we hold unrevoked written consents of stockholders approving the Sale representing a majority of the outstanding shares of our preferred stock and a majority of the outstanding shares of our common stock, each voting as a separate class. The Dissolution will be approved if and when we hold unrevoked written consents of stockholders approving the Dissolution representing a majority of the outstanding shares of our common stock. The withholding of consent, abstention or the failure to deliver a Consent Form will all have the effect of a vote withholding consent to the Proposals.

We are distributing this information statement and the accompanying Consent Form to the Company stockholders on or about [●], 2012.

BY ORDER OF THE BOARD OF DIRECTORS.

/s/ George J. Carter
George J. Carter
Chairman and President

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SUMMARY TERM SHEET

The following summary briefly describes the material terms of the proposed sale of the Property, which constitutes the sale of substantially all of our assets, to an unaffiliated third-party buyer (“Buyer”) whom we expect to be able to perform under a commercially reasonable purchase and sale agreement to be entered into between the Company and Buyer (a “Purchase and Sale Agreement”) and the proposed dissolution of the Company and adoption of a plan of dissolution following the closing of the sale. This summary does not contain all the information that may be important for you to consider when evaluating the proposed transaction. We encourage you to read this information statement and the annex attached to the information statement before consenting to the Proposals. We have included cross references to direct you to a more complete description of the topics described in this summary.

•  Description of the Property (see page 18).

Phoenix Tower, which is located at 3200 Southwest Freeway in Houston, Texas, contains approximately 629,054 rentable square feet of space located on approximately 2.1 acres of land. It is occupied by a diverse group of tenants, and as of December 31, 2011, was approximately 82% leased. We purchased Phoenix Tower from an unaffiliated third-party in February 2006 for $74,500,000, financed through a loan from FSP Corp. collateralized by a first mortgage.

•  Gross Sales Price Payable to Us (see page 12).

We are seeking stockholder consent to sell Phoenix Tower for a gross sales price in the aggregate of at least $[●]. “Gross sales price” includes any and all consideration received or receivable, in whatever form, including but not limited to assumption or release of existing liabilities.

•  Required Vote (see pages 22 and 34).

We are seeking stockholder approval of the sale of Phoenix Tower to Buyer, and stockholder approval of our dissolution following the closing of such sale. We are required to obtain the affirmative vote of a majority of our outstanding preferred stock and our outstanding common stock, each voting as a separate class, to approve the proposed sale of Phoenix Tower. We are required to obtain the affirmative vote of a majority of our outstanding common stock to approve the dissolution and adopt the plan of dissolution.

•  Directors’ Recommendations (see page 10).

After considering a number of factors, our Board believes that the sale of Phoenix Tower to Buyer and our subsequent dissolution following the closing of such sale are in the Company and our stockholders’ best interest. The Board has approved the sale of Phoenix Tower and our dissolution following such sale and recommends that the stockholders of the Company approve the same.

•  Principal Provisions of a Purchase and Sale Agreement (see page 21).

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We expect that any purchase and sale agreement we enter into with Buyer will be commercially reasonable and will, among other terms, set forth the gross sales price payable to us, describe Phoenix Tower, provide the mechanics and processes for closing the sale and contain various representations, warranties, covenants and closing conditions.

•  Principal Provisions of the Plan of Dissolution (see page 24).

The plan of dissolution provides that, following its approval by the holders of a majority of our outstanding common stock and the filing of a certificate of dissolution with the Secretary of State of the State of Delaware, our activities will be limited to winding up our business and affairs including the distribution of our assets to the stockholders of the Company in one or more liquidating distributions. The plan of dissolution also provides that the Company may, following the dissolution of the Company, transfer the Company’s remaining assets to a liquidating trust.

•  Risk Factors (see page 5).

 In evaluating the Proposals, you should carefully read this information statement and consider the factors discussed in the section entitled "Risk Factors."

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QUESTIONS AND ANSWERS REGARDING THE PROPOSALS

Q.     WHAT AM I BEING ASKED TO CONSENT TO?

A.     You are being asked to give your written consent to the following proposals.

Proposal #1: For consideration by holders of preferred stock and holders of common stock of the Company: To approve the sale by the Company of the thirty-four story multi-tenant office building, known as Phoenix Tower, containing approximately 629,054 rentable square feet of space located on approximately 2.1 acres of land in Houston, Texas (collectively, the “Property”) to an unaffiliated third-party buyer (“Buyer”), for a gross sales price in the aggregate of at least $[●] as further described in the information statement that accompanies this letter (the “Sale” of the Property). “Gross sales price” includes any and all consideration received or receivable, in whatever form, including but not limited to assumption or release of existing liabilities.

Proposal #2: For consideration by holders of common stock of the Company: To approve the dissolution of the Company following the closing of the Sale and adoption of the plan of dissolution (the “Dissolution”, and together with the “Sale”, the “Proposals”).

Q.     WHAT WILL HAPPEN IF THE PROPOSED SALE OF THE PROPERTY AND THE PROPOSED DISSOLUTION ARE APPROVED?

A.     If the Sale, constituting the sale of substantially all of the assets of the Company, and the Dissolution are approved by the stockholders, we will seek to sign a commercially reasonable Purchase and Sale Agreement with Buyer, if such an agreement has not yet been executed, and subsequently sell the Property, including the transfer of the existing leases with unrelated third-party tenants, for a gross sales price in the aggregate of at least $[●]. Following the closing of the Sale, the Company intends to dissolve and distribute the net proceeds from the Sale, along with any other assets of the Company, as applicable, to the stockholders in accordance with the certificate of incorporation and by-laws of the Company, and applicable law.

Even if the requisite stockholder approvals for the Proposals are obtained, there is no guarantee that we will successfully consummate the Sale on terms acceptable to our Board. Therefore there is no guarantee that the Sale will be consummated or that the Company will be dissolved if the Proposals are approved.

Q.     WHAT WILL HAPPEN IF THE SALE OF THE PROPERTY IS NOT APPROVED?

A.     We expect that, under the terms of any Purchase and Sale Agreement, if we fail to obtain the required stockholder vote approving the Sale, any earnest money deposited by Buyer under the Purchase and Sale Agreement will be returned to Buyer and we may be required to reimburse Buyer for certain reasonably incurred expenses, and we will not consummate the Sale. Additionally, the Dissolution will not occur, whether or not we have obtained the required stockholder vote approving the Dissolution. If the Sale is not approved by the stockholders, the Company intends to continue to own and operate the Property.

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Q.     WHAT WILL I RECEIVE IN THE EVENT OF A SALE OF THE PROPERTY AND DISSOLUTION OF THE COMPANY?

A.     Upon closing of the Sale and the Dissolution, you will be entitled to receive a portion of the assets of the Company, including the cash consideration paid for the Property, taking into account the Company’s obligation to discharge certain liabilities upon closing of the Sale, including but not limited to the approximately $12,000,000 outstanding under a revolving line of credit with FSP Corp., any sales commissions due in connection with the Sale, any adjustments to the purchase price for the Property pursuant to the Purchase and Sale Agreement and other outstanding amounts. Your share of the assets of the Company will be determined in accordance with the terms of the Company’s certificate of incorporation and applicable law.

We estimate that the aggregate amount of total cash distributions to stockholders will be in the range of at least $[●] to $[●] per share of preferred stock (assuming the asset sale is consummated on the terms expected to be set forth in a commercially reasonable Purchase and Sale Agreement, including a gross sales price in the aggregate of at least $[●]) and after the payment of preferential amounts to the preferred stockholders of at least $100,000 per share, at least $[●] to $[●] per share of common stock. These amounts may be paid in one or more distributions, and we cannot predict the timing or amount of any such distributions, as uncertainties as to the precise net value of our remaining assets after the Sale, the ultimate amount of our liabilities, the operating costs and amounts to be set aside for claims, obligations and provisions during the liquidation and winding-up process, and the related timing to complete such transactions make it impossible to predict with certainty the actual net cash amount that will ultimately be available for distribution to stockholders or the timing of any such distributions.

Q:     How do I know if the price established by our Board for the sale of the Property and the proceeds payable to me upon the dissolution of the COMPANY are fair to me?

A:     In order to obtain the best price reasonably available for the Property, we have engaged CB Richard Ellis (the “Broker”) to solicit third-party purchaser bids through an auction process. The Board intends to consider various objective and subjective factors in selecting a winning bid, including but not limited to the proposed final purchase price, any proposed financing contingencies, prior dealings with bidders and additional factors indicative of a bidder’s ability to perform or other conditions to closing under any Purchase and Sale Agreement. After considering these factors, the winning bid, which takes into consideration the probability of such bidder’s ability to perform under a Purchase and Sale Agreement, may be lower than other third parties are willing to pay. We believe this process will result in the best reasonably available transaction for the Property for our stockholders. You should carefully read the information presented in this information statement and the factors considered by our Board and make your own determination.

Q:     What should I do if I think the MINIMUM price for the Property is too low?

A:     In order to obtain the best price reasonably available for the Property, we have engaged the Broker to solicit third-party purchaser bids through an auction process. The final purchase price will be determined by market interest in the Property. We believe this process will result in the best reasonably available transaction for the Property for our stockholders. See “How do I know if the price established by our Board for the sale of the Property and the proceeds payable to me upon the dissolution of the company are fair to me?” However, if you do not agree, or for any other reason do not want to approve the Sale of the Property for at least a gross sales price in the aggregate of $[●], you should not consent to the proposed Sale.

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According to the certificate of incorporation of the Company and applicable law, however, the Company may sell the Property if holders of a majority of our outstanding preferred stock and the holders of a majority of our outstanding common stock, each voting as a separate class, vote to approve the Sale, and the Company may dissolve if holders of a majority of the common stock vote to approve the Dissolution. Therefore, if the requisite stockholder consent is obtained, we may sell the Property in accordance with this information statement, dissolve the Company and distribute to you your portion of the assets of the Company, without the consent of all of the preferred stockholders. Under the General Corporation Law of the State of Delaware (the “DGCL”) and our certificate of incorporation, you do not have the right to seek appraisal of the value of the cash proceeds upon a sale of the Property or for your percentage of the assets of the Company upon its dissolution as you would if the proposed transaction were the acquisition of the Company through a merger.

Q:     WHEN WILL I receive THE PROCEEDS PAYABLE TO ME IN CONNECTION WITH THE SALE AND THE DISSOLUTION?

A:     The Company currently intends to distribute an amount of the net proceeds from the Sale in the form of a liquidating distribution within [●] days following consummation of the Sale and effectiveness of a certificate of dissolution filed with the Secretary of State of the State of Delaware. Prior to issuing such liquidating distribution, the Company intends to set aside a reasonable amount of cash or other assets as a contingency reserve to satisfy claims against, and obligations of, the Company in accordance with the DGCL, including but not limited to any claims against and obligations of the Company in connection with any Purchase and Sale Agreement. The Company will continue to exist for three years after the dissolution becomes effective or for such longer period as the Delaware courts shall direct, for the sole purpose of winding up our business and affairs. Following completion of the winding up of our business and affairs under the DGCL, but prior to the expiration of the referenced three year period, we will distribute, in one or more distributions, any remaining amounts of such contingency reserve, less any applicable expenses, to the stockholders pro rata in accordance with the respective number of shares held on the Record Date pursuant to the Company’s certificate of incorporation and applicable law. However, prior to the expiration of the Company’s three year wind-up period, the Company may transfer a portion of the Company’s remaining assets to a liquidating trust for the benefit of the Company’s stockholders. Any assets placed in a liquidating trust would be distributed to the stockholders of the Company in accordance with the terms of the plan of dissolution, trust agreement, and the Company’s certificate of incorporation. We cannot predict the timing or amount of any such distributions, as uncertainties as to the precise net value of our remaining assets after the Sale, the ultimate amount of our liabilities, the operating costs and amounts to be set aside for claims, obligations and provisions during the liquidation and winding-up process, and the related timing to complete such transactions make it impossible to predict with certainty the actual net cash amount that will ultimately be available for distribution to stockholders or the timing of any such distributions.

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Q:     Will the directors and officers of FSP PHOENIX TOWER CORP. or their affiliates receive any fees, commissions or other compensation in connection with a sale of the Property?

A:     No director or officer of FSP Phoenix Tower Corp. owns shares of preferred stock, so none of our directors or officers will be entitled to any proceeds of the Sale of the Property or from the Dissolution of FSP Phoenix Tower Corp. in connection therewith.

Q:     Will FRANKLIN STREET PROPERTIES CORP. (“FSP CORP”) or its affiliates receive any fees, commissions or other compensation in connection with a sale of the Property?

A:     None of FSP Corp. or its affiliates will receive any fees or commissions from the Sale. Proceeds of the Sale would be payable to the Company and distributed to its stockholders as part of the dissolution of the Company in connection therewith. Barry Silverstein, a director of FSP Corp., beneficially owns 9.25 shares of preferred stock of the Company through various investment entities. Other than Mr. Silverstein, no director or officer of FSP Corp. owns shares of preferred stock, therefore, none of its directors or officers other than Mr. Silverstein will be entitled to any proceeds of a sale of the Property or from a dissolution of the Company in connection therewith. Mr. Silverstein will be entitled to the pro rata portion of distributions to holders of preferred stock in the Dissolution.

If the Sale is consummated, the Company will discharge certain of its liabilities and obligations at closing, including but not limited to the approximately $12,000,000 outstanding under its revolving line of credit with FSP Corp.

Because FSP Corp. holds the sole outstanding share of common stock of the Company, according to the terms of the certificate of incorporation of the Company, in the event the Company is dissolved, as the sole common stockholder, FSP Corp. would be entitled to receive a portion of the assets of the Company only after the payment of preferential amounts to the preferred stockholders of at least $100,000 per share, and then would be allocated the equivalent of one-tenth of a preferred share as part of a distribution to all stockholders, pro rata. We estimate that the aggregate amount of total cash distributions to FSP Corp. with respect to its sole share of common stock will be at least $[●] to $[●] for such share of common stock.

FSP Corp. owns 48 shares of the Company’s preferred stock, or approximately 4.6% of the outstanding shares of the Company’s preferred stock, and upon dissolution of the Company, FSP Corp. will be entitled to its pro rata portion of distributions to the holders of preferred stock in the Dissolution.

After the consummation of the Sale, FSP Corp. will no longer be entitled to receive any asset management fees from the Company.

Q:     WHAT WILL HAPPEN TO THE COMPANY AFTER A CERTIFICATE OF DISSOLUTION IS FILED?

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A:     Upon effectiveness of a certificate of dissolution filed with the Secretary of State of the State of Delaware, the Company will continue to exist for a period of three years, or for such longer period as the Delaware Court of Chancery may in its discretion direct, for the purpose of prosecuting and defending suits and to enable the Company to wind up its business and affairs, discharge its liabilities and distribute any remaining assets to stockholders. Therefore, even assuming that the Company completes the distribution of all its assets to its claimants and stockholders promptly following dissolution, the Company will continue to exist during the three-year period for the purpose of any additional winding-up activities and in order to prosecute or defend suits. The Company also intends to establish a liquidating trust in connection with the dissolution into which the Company may transfer, prior to the completion of the three year wind-up period, certain assets of the Company.

Q:     What will happen to the shares of stock of the Company that I own in the event the proposed sale ANd the dissolution are approved?

A:     If the Proposals are approved, the Company will promptly seek to consummate the Sale of the Property. If the proposed Sale is successfully consummated, the Company will be dissolved and the sale proceeds and the Company’s other assets will be distributed to the holders of the preferred stock in one or more liquidating distributions as described in this information statement, consistent with the terms of the Company’s certificate of incorporation and applicable law.

Transfers of preferred stock and common stock will cease to be recognized on the books of the Company as of the date of the effectiveness of the certificate of dissolution. Thereafter, during the subsequent three-year period (or such longer period as the Delaware Court of Chancery may in its discretion direct) during which we wind up our business and affairs, shares of our preferred stock and common stock will not be assignable or transferable on our books except by will, intestate succession or operation of law, and we will not issue any new shares of stock.

Following expiration of such period during which we wind up our business and affairs, and payment by the Company of distributions to its stockholders, if any, your shares will no longer be outstanding and will be cancelled and cease to exist.

Q:     What will happen to the shares of our stock owned by FSP Corp. in the event the proposed sale and dissolution are approved?

A:     Following consummation of the Sale, and prior to the effectiveness of the certificate of dissolution, FSP Corp. may, for tax planning reasons, transfer its shares of preferred stock and common stock to an affiliate.

Transfers of preferred stock and common stock owned by FSP Corp. and its affiliates will be discontinued as of the date of the effectiveness of the certificate of dissolution. Thereafter, during the subsequent three-year period (or such longer period as the Delaware Court of Chancery may in its discretion direct) during which we wind up our business and affairs, shares of our preferred stock and common stock owned by FSP Corp. and its affiliates will not be assignable or transferable on our books except by will, intestate succession or operation of law.

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Following expiration of such period during which we wind up our business and affairs and payment by the Company of distributions to its stockholders, if any, shares of preferred stock and common stock owned by FSP Corp. and its affiliates will no longer be outstanding and will be cancelled and cease to exist.

Q:     WILL THE COMPANY CONTINUE TO DECLARE AND PAY DIVIDENDS FOLLOWING CONSUMMATION OF THE SALE?

A:     The Company currently intends to declare a dividend for the quarter ended March 31, 2012, representing property operations for such quarter, and the amount of and timing of any such dividend will be determined by the Company’s Board in its sole discretion. However, there is no guarantee that the Company will declare and pay any dividends for the quarter ended March 31, 2012 or any quarter thereafter.

Following consummation of the Sale and the effectiveness of the certificate of dissolution, the Company does not intend to declare and pay any dividends. For avoidance of doubt, any liquidating distributions received by the stockholders in connection with the Dissolution do not constitute dividends declared and paid by the Company.

Q.     WHAT DO I NEED TO DO NOW?

A.     After carefully reading and considering the information contained in this information statement, you should complete and sign the enclosed Consent Form and return it in the enclosed return envelope as soon as possible so that your shares may be represented in the consent solicitation.

Q.     WHAT DOES THE COMPANY’S BOARD OF DIRECTORS RECOMMEND?

A.     Our Board unanimously recommends consenting to the Proposals.

Q.     CAN COMPANY STOCKHOLDERS REVOKE THEIR CONSENT AFTER THEY HAVE MAILED THEIR SIGNED CONSENTS?

A.     Any consent to the Sale may be revoked before we hold unrevoked written consents of stockholders approving the Sale representing a majority of the outstanding shares of our preferred stock and a majority of the outstanding shares of our common stock, each voting as a separate class. Any consent to the Dissolution may be revoked before we hold unrevoked written consents of stockholders approving the Dissolution representing a majority of the outstanding shares of our common stock. If you wish to revoke your written consent, you must provide a written or facsimile notice of revocation to us addressed as set forth herein. The Sale will be approved if and when we hold unrevoked written consents of stockholders approving the Sale representing a majority of the outstanding shares of our preferred stock and a majority of the outstanding shares of our common stock, each voting as a separate class. The Dissolution will be approved if and when we hold unrevoked written consents of stockholders approving the Dissolution representing a majority of the outstanding shares of our common stock.

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Any notice of revocation must be signed exactly as you hold your stock. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Q.     WHO CAN HELP ANSWER QUESTIONS?

A.     Please feel free to contact our Investor Services group at (800) 950-6288 and speak directly with Georgia Touma, Assistant Vice President and Director of Investor Services, or with one of the Investor Services Specialists, Lara Ryan or Michelle Sullivan, with any questions you may have.

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TABLE OF CONTENTS

SUMMARY TERM SHEET	vi

QUESTIONS AND ANSWERS REGARDING THE PROPOSALS	viii

SOLICITATION OF WRITTEN CONSENTS	1

PROPOSAL ONE - THE SALE OF THE PROPERTY (FOR APPROVAL BY HOLDERS OF PREFERRED STOCK AND COMMON STOCK)	12

PRINCIPAL PROVISIONS OF A PURCHASE AND SALE AGREEMENT	21

CB RICHARD ELLIS	21

NO APPRAISAL RIGHTS	22

FEDERAL INCOME TAX CONSIDERATIONS	22

REGULATORY APPROVALS	22

REQUIRED VOTE	22

PROPOSAL TWO - DISSOLUTION OF THE COMPANY (FOR APPROVAL BY HOLDERS OF COMMON STOCK)	23

PRINCIPAL PROVISIONS OF THE PLAN OF DISSOLUTION	24

NO APPRAISAL RIGHTS	31

FEDERAL INCOME TAX CONSIDERATIONS	31

REGULATORY APPROVALS	34

REQUIRED VOTE	34

INTERESTS OF CERTAIN PERSONS IN THE PROPOSALS	34

QUALITATIVE AND QUANTITATIVE DISCLOSURES ABOUT MARKET RISK	35

LEGAL PROCEEDINGS	35

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE	35

ADDITIONAL FINANCIAL INFORMATION ON THE COMPANY	35

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	36

ANNEX A: PLAN OF DISSOLUTION	39

ANNEX B: ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2011	44

xiv

FSP Phoenix Tower Corp.

401 Edgewater Place, Suite 200
Wakefield, MA 01880
Telephone: (781) 557-1300

INFORMATION STATEMENT
FOR STOCKHOLDER ACTION BY WRITTEN CONSENT

SOLICITATION OF WRITTEN CONSENTS

This information statement and the accompanying documents are being furnished by FSP Phoenix Tower Corp. (the “Company”) in connection with the proposals described herein.

General

The enclosed Consent Form is solicited by our Board of Directors (the “Board”) for the purpose of approving the Proposals. The terms “we,” “our,” “Phoenix Tower,” “Seller” and the “Company” as used in this information statement refer to FSP Phoenix Tower Corp. All such references refer to FSP Phoenix Tower Corp. and its consolidated subsidiaries, collectively, unless the context otherwise requires. The term “you” refers to the stockholders of FSP Phoenix Tower Corp. The term “Buyer” refers to an unaffiliated third-party buyer we expect to be able to perform under a commercially reasonable purchase and sale agreement. The term “Franklin Street” or “FSP Corp.” refers to Franklin Street Properties Corp.

The solicitation is being made by mail and we may also use FSP Investments LLC to solicit consents from stockholders either in person or by mail, telephone, facsimile or e-mail without additional compensation. Costs of solicitation will be borne by the Company. No person will receive any compensation contingent upon solicitation of a favorable vote.

Record Date

Pursuant to a vote of the Board, each stockholder of record at the close of business on [●], 2012, (the “Record Date”) is entitled to consent to the Proposals. As of the close of business on the record date, the Company had one share of common stock outstanding and 1,050 shares of preferred stock outstanding. In connection with the Sale, each share of common stock outstanding on the Record Date entitles the holder thereof to one vote and each share of preferred stock outstanding on the Record Date entitles the holder thereof to one vote except as otherwise provided by law or by our certificate of incorporation. In connection with the Dissolution, each share of common stock outstanding on the Record Date entitles the holder thereof to one vote except as otherwise provided by law or by our certificate of incorporation.

Vote Required to Approve the Proposals

The affirmative vote of the holders of a majority of our preferred stock and a majority of our common stock, each voting as a separate class, is required to approve the Sale. The affirmative vote of the holders of a majority of the common stock is required to approve the Dissolution. The Company is soliciting the consent of our holders of preferred stock and our common stock to the Sale, and the Company is soliciting the consent of our holder of common stock to the Dissolution.

FSP Corp. is the sole stockholder of our one share of common stock and, pursuant to a voting agreement, has agreed to vote that share in favor of the Sale if the holders (including FSP Corp. and its affiliates) of a majority of the outstanding shares of preferred stock of the Company vote in favor of the Sale. FSP Corp. owns 48 shares of the Company’s preferred stock, or approximately 4.6% of the outstanding shares of the Company’s preferred stock, and pursuant to a voting agreement, has also agreed that it would vote the shares of any preferred stock held by it in a manner that approximates as closely as possible the proportions of shares which consent to and withhold consent from the approval of the Sale by the holders of preferred stock other than FSP Corp. and its affiliates, and for purposes of determining this vote, abstentions and non-votes by stockholders other than FSP Corp. shall not be considered. If the requisite stockholder consent approving the Sale is obtained, FSP Corp. currently intends to vote its share of common stock to approve the Dissolution.

Revocation of Consent

Any consent to the Sale may be revoked before we hold unrevoked written consents of stockholders approving the Sale representing a majority of the outstanding shares of our preferred stock and a majority of the outstanding shares of our common stock, each voting as a separate class. Any consent to the Dissolution may be revoked before we hold unrevoked written consents of stockholders approving the Dissolution representing a majority of the outstanding shares of our common stock. If you wish to revoke your written consent, you must provide a written or facsimile notice of revocation to us addressed as set forth below. To be effective, revocations of approvals of the Sale must be received by us prior to the time we have received unrevoked written consents of stockholders approving the Sale representing a majority of the outstanding shares of our preferred stock and a majority of the outstanding shares of our common stock, each voting as a separate class, and revocations of approvals of the Dissolution must be received by us prior to the time we have received unrevoked written consents of stockholders approving the Dissolution representing a majority of the outstanding shares of our common stock.

Any notice of revocation must be signed exactly as you hold your stock. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Consents

Registered stockholders can vote their shares by mailing their completed and signed Consent Form in the enclosed self-addressed stamped envelope or by mail or other delivery service to:

FSP Phoenix Tower Corp.
401 Edgewater Place, Suite 200
Wakefield, MA 01880
Facsimile No. (781) 557-1349
Attn: Investor Services

Consents returned to us and properly executed will be voted in accordance with stockholders’ instructions. You specify your choice by appropriately marking the enclosed Consent Form.

The failure to return a Consent Form will have the effect of a vote withholding consent to the Proposals. A stockholder who signs and returns the consent without indicating a vote will constitute the stockholder’s consent to and approval of the Proposals referred to therein.

The approximate mailing date of this information statement and notice of solicitation and Consent Form is [●], 2012.

SPECIAL NOTE REGARDING FORWARD-LOOKING INFORMATION

This information statement and the accompanying documents to this information statement contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  You can identify these forward-looking statements by our use of the words “believes”, “anticipates”, “plans”, “expects”, “may”, “will”, “intends”, “estimates” and similar expressions, whether in the negative or affirmative. Although we believe that these forward-looking statements reasonably reflect our plans, intentions and expectations, we cannot guarantee that we actually will achieve these plans, intentions or expectations.  Our actual results could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make.  Investors are cautioned that our forward-looking statements involve risks and uncertainty, including without limitation economic conditions in the United States, disruptions in the debt market, economic conditions in the Property’s markets, risks of a lessening of demand for the type of real estate owned by us, changes in government regulations, and expenditures that cannot be anticipated such as utility rate and usage increases, unanticipated repairs, insurance increases and real estate tax valuation reassessments, any terms and conditions that may or may not be included in any Purchase and Sale Agreement, the cash distributions payable to stockholders following consummation of the Sale and Dissolution, and the ability of any Buyer to perform under any Purchase and Sale Agreement.  We cannot guarantee that we actually will achieve the plans, intentions or expectations disclosed in our forward-looking statements and, accordingly, you should not place undue reliance on our forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from the forward-looking statements that we make, including the factors included in the documents we incorporate by reference in this information statement. You should read these factors and the other cautionary statements made in the documents we incorporate by reference as being applicable to all related forward-looking statements wherever they appear in this information statement and any accompanying documents. We caution you that we do not undertake any obligation to update forward-looking statements we make.

RISK FACTORS IN CONNECTION WITH SALE OF THE PROPERTY (CONSTITUTING THE SALE OF SUBSTANTIALLY ALL ASSETS)

The Sale may not be completed, which could materially and adversely impact our business, financial condition and results of operations.

To complete the Sale, a commercially reasonable Purchase and Sale Agreement must be executed with Buyer, and Company stockholders must approve the Sale because it will be considered a sale of substantially all of the Company's assets. In addition, we expect any such Purchase and Sale Agreement to contain closing conditions that must be satisfied for the Sale to be consummated. These conditions may not be satisfied, and there can be no guarantee that a Buyer will agree to waive any conditions which are not satisfied. If we are unable to execute a Purchase and Sale Agreement and/or consummate the Sale, the Company would be subject to a number of risks, including the following:

•	we may not be able to identify an alternate sale transaction. If any alternate sale transaction is identified, such alternate sale transaction may not result in an equivalent price to what is proposed in the Sale;
•	the Company will incur significant transaction, compliance and other transaction-related fees and costs which will need to be paid out of current cash on hand and cash from operations;
•	the Company may be required to pay Buyer a termination fee and to reimburse Buyer for its reasonable out-of-pocket expenses; and
•	leasing activity and a future sale of the Property could be negatively impacted.

The occurrence of any of these events individually or in combination could have a material adverse effect on our business, financial condition and results of operations.

Even if the Company’s stockholders approve the Sale, we may not be able to execute a Purchase and Sale Agreement with Buyer.

We may not be able to execute a Purchase and Sale Agreement with Buyer on mutually agreeable terms that are acceptable to us. We will endeavor to reach an agreement with commercially reasonable terms but there can be no guarantee we will execute a Purchase and Sale Agreement, preventing us from selling the Property to Buyer.

Even if the Company’s stockholders approve the Sale and we execute a Purchase and Sale Agreement with Buyer, the Sale may not be completed.

We expect the completion of the Sale will be subject to numerous closing conditions set forth in a Purchase and Sale Agreement, some of which will be out of the Company’s control, and there can be no guarantee that the Company will be able to satisfy all of the closing conditions we expect to be set forth in any Purchase and Sale Agreement.

Similarly, although we expect the Buyer will be able to perform under the terms of a Purchase and Sale Agreement, there can be no guarantee that such Buyer will actually perform under the terms of a Purchase and Sale Agreement and consummate the Sale. As a result, even if a Purchase and Sale Agreement is executed with Buyer and the Sale is approved by the required vote of our stockholders, the Company cannot guarantee that the Sale will be completed.

The Purchase and Sale Agreement may limit our ability to pursue alternatives to the transaction.

We expect a Purchase and Sale Agreement will contain provisions that prevent us from selling our Property to a party other than Buyer so long as the Purchase and Sale Agreement remains in effect, even if that party were prepared to pay consideration with a higher value than the consideration to be paid by Buyer.

RISK FACTORS IN CONNECTION WITH THE DISSOLUTION

We cannot determine at this time the amount or timing of any distributions to our stockholders because there are many factors, some of which are outside of our control, that could affect our ability to make such distributions.

We cannot determine at this time with certainty when, or potentially whether, we will be able to make any distributions to our stockholders or the amount of any such distributions. Those determinations depend on a variety of factors, including whether the Sale closes, the timing of the closing of the Sale, the amount required to pay our known liabilities and obligations, the amount of our liabilities and obligations in the future, the amount of unknown or contingent liabilities of which we become aware after closing, general business and economic conditions, and other matters. We will continue to incur claims, liabilities and expenses from operations (such as operating costs, legal and accounting fees and compliance costs) before and after the Sale. Any unforecasted or unexpected claims, liabilities or expenses that arise before and after the closing of the Sale would likely reduce the amount of cash available for ultimate distribution to our stockholders. Further, the Company will be obligated to discharge certain of its liabilities upon the closing of the Sale, including but not limited to the approximately $12,000,000 outstanding under a revolving line of credit with FSP Corp., any sales commissions due in connection with the Sale, any adjustments to the purchase price for the Property pursuant to the Purchase and Sale Agreement and other outstanding amounts.

The Board may abandon or delay implementation of the Sale or Dissolution even if they are approved by our stockholders.

The Board has approved the Sale and has adopted and approved a plan of dissolution for the dissolution and winding-up of the Company following the closing of the Sale. However, even if the Sale and the Dissolution are approved by our stockholders, our Board may, in its sole discretion, abandon the Sale or the Dissolution if our Board concludes that its fiduciary obligations require it to abandon the Sale or the Dissolution. If the Board elects to pursue any alternative to the Sale or Dissolution, the value of our preferred stock may decline, and our stockholders may not receive any of the funds currently estimated to be available for distribution pursuant to the Dissolution.

We will continue to incur the expenses of complying with public company reporting requirements until either the SEC provides relief from such reporting requirements and the deregistration of our shares.

We will continue to have an obligation to comply with the applicable reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), until the Securities and Exchange Commission, or the SEC, provides relief from such reporting requirements or the Company is permitted to deregister its shares under the Exchange Act. In order to curtail the economically burdensome expenses that the Company would incur to comply with Exchange Act reporting requirements, we intend to seek relief from the SEC to suspend our reporting obligations under the Exchange Act as soon as possible. We anticipate that, if granted such relief, we would continue to file current reports on Form 8-K to disclose material events relating to our dissolution and liquidation along with any other reports that the SEC might require. If we are unable to suspend our obligation to file periodic reports with the SEC, we will be obligated to continue complying with the applicable reporting requirements of the Exchange Act and will be required to continue to incur the expenses associated with these reporting requirements, including legal and accounting expenses, which will reduce the cash available for distribution to stockholders.

Distributions to our stockholders could be delayed.

All or a portion of any distributions to our stockholders could be delayed, depending on many factors, including if:

•	a creditor or other third-party seeks an injunction against the making of distributions to our stockholders on the grounds that the amounts to be distributed are needed to provide for the satisfaction of our liabilities or other obligations;
•	we become a party to new lawsuits or other claims asserted by or against us, including any claims or litigation arising in connection with the Sale or our decision to liquidate and dissolve; or
•	we are unable to resolve any claims with creditors or other third parties, or if such resolutions take longer than expected.

Any of the foregoing could delay or substantially diminish the amount available for distribution to our stockholders.

If we fail to create an adequate contingency reserve for payment of our expenses and liabilities, a stockholder could be held liable for payment to the Company's creditors up to the amount actually distributed to such stockholder.

If the Sale is completed and the Dissolution is approved by the Company’s stockholders, following the Sale, the Company intends to file a certificate of dissolution with the Secretary of State of the State of Delaware. Once a certificate of dissolution is filed with the Secretary of State of the State of Delaware dissolving the Company, pursuant to Delaware law, the Company will continue to exist for three years after the dissolution becomes effective or for such longer period as the Delaware courts shall direct, for the sole purpose of winding up our business and affairs. Following the effective date of the dissolution, we will pay or make reasonable provision to pay all claims and obligations, including all contingent, conditional or unmatured contractual claims, known to us. We currently intend to establish a liquidating trust in connection with the dissolution and to transfer certain assets of the Company to such trust during the Company’s wind-up period. We also may obtain and maintain insurance coverage or establish and set aside a reasonable amount of cash or other assets as a contingency reserve to satisfy claims against, and obligations of, the Company. If the amount of the contingency reserve, insurance and other resources calculated to provide for the satisfaction of liabilities and claims is insufficient to satisfy the aggregate amount ultimately found payable in respect of our liabilities and claims against us, each stockholder could be held liable for amounts due to creditors up to the amounts distributed to such stockholder under the plan of dissolution. In such event, a stockholder could be required to return all amounts received as distributions pursuant to the plan of dissolution and ultimately could receive nothing under the plan of dissolution.

Stockholders may not be able to recognize a loss for federal income tax purposes until they receive a final distribution from us.

As a result of our dissolution and liquidation, for federal income tax purposes, our stockholders generally will recognize gain or loss equal to the difference between (1) the sum of the amount of cash and the fair market value (at the time of distribution) of property, if any, distributed to them, and (2) their tax basis for their shares of our preferred stock. Liquidating distributions pursuant to the plan of dissolution may occur at various times and in more than one tax year. Any gain realized by a stockholder will be recognized at the time (and to the extent) that the liquidating distributions received by the stockholder exceed the stockholder’s tax basis in the share with respect to which the distribution occurred. Any loss generally will be recognized by a stockholder only when the stockholder receives our final liquidating distribution to the stockholders, and then only if the aggregate value of all liquidating distributions with respect to a share is less than the stockholder's tax basis for that share. Stockholders are urged to consult their own tax advisors as to the specific tax consequences to them of our dissolution and liquidation pursuant to the plan of dissolution.

The directors and officers of the Company will continue to receive indemnification benefits following the transaction and the dissolution and liquidation of the Company.

Following the filing of a certificate of dissolution with the Secretary of State of the State of Delaware, we will continue to indemnify each of our current and former directors and officers to the fullest extent permitted under Delaware law and our certificate of incorporation and by-laws as in effect immediately prior to the filing of the certificate of dissolution.

Background and Reasons for the Sale and dissolution

Background

The Company’s objectives are to (i) improve and reposition the Property in the marketplace, (ii) obtain cash available to pay dividends through rental receipts from operations of the Property, (iii) have that cash increase over time as a result of rental rate step increases in existing leases, (iv) have our rental revenue potentially increase over time if rental rates increase for new leases, (v) provide increased equity in the Property to our holders of preferred stock as a result of appreciation in market value, and (vi) preserve and protect the capital invested by the holders of our preferred stock.

On February 15, 2012, the Company announced, in a letter sent to holders of preferred stock, that management was active in evaluating the Property for a potential sale in 2012 based on numerous factors, including but not limited to high levels of investor interest for well-located Class A office properties in Houston, Texas and recent leasing activity at the Property leading to increased levels of occupancy.

On February 21, 2012, the Board held a special meeting, together with management, at which management presented to and discussed with the Board the process for reviewing and evaluating the viability of a potential sale of the Property. At this special meeting, the Board authorized management to begin preparing an information statement in connection with a potential sale of substantially all assets of the Company. The Board also authorized management to engage CB Richard Ellis, or CBRE, an independent commercial real estate broker, to conduct a full marketing effort, including soliciting third party cash bids for the Property.

On February 22, 2012, the Company announced, in a letter sent to holders of preferred stock, that it had engaged CBRE to facilitate a potential sale of the Property.

On March 6, 2012, the Company entered into an exclusive sales listing agreement, or the Listing Agreement, with CBRE in connection with the proposed sale of the Property. The Listing Agreement provided that CBRE act as exclusive broker for the Property and perform various services in connection with a sale of the Property, including but not limited to reviewing the Property to determine its relative market appeal, quality of location, market and area trends and potential for value enhancement prior to entering the market, developing a marketing plan for the sale of the Property, preparing marketing materials in connection with the sale and soliciting prospective purchasers of the Property. CBRE’s sole and exclusive compensation for its services under the Listing Agreement were contingent upon sale of the Property to any purchaser or the Company entering into any contract for the sale of the Property. Such compensation due to CBRE would be calculated based on a percentage of the gross sales price for the Property.

Since March 6, 2012, CBRE has managed an ongoing marketing process for prospective purchasers of the Property.

On March 27, 2012, the Company announced, in a letter sent to holders of preferred stock, that CBRE continued to actively market the Property and anticipated that it would be 45-90 days before the Company would have pricing information.

We expect that, upon the receipt of any offers to purchase the Property, the Board will meet to review such offers and may approve a sale to a prospective purchaser of the Property, authorize management to enter into a definitive purchase and sale agreement with such prospective purchaser and fix a record date for purposes of a consent solicitation to provide approval by the stockholders for such transaction.

Directors’ Recommendations

Our Board believes that the Sale, constituting the sale of substantially all the assets of the Company under Section 271 of the DGCL, and the Dissolution under Section 275 of the DGCL, are in the best interest of the Company and our stockholders. Accordingly, the Board has approved the Sale and Dissolution and recommended that the stockholders of the Company approve the Sale and Dissolution.

Factors Considered by the Board in Recommending the Sale and Dissolution

In reaching its decision to sell the Property and to dissolve the Company following closing of such sale, the Board considered a number of factors, including:

•	the determination, based on an analysis of the factors described in this section, that the value that could be obtained through a Sale of the Property now could be greater than the value realized in the future from the continuation of the Company or other strategic alternatives;
•	the determination, based on an analysis of the factors described in this section, that seeking third-party bids for the acquisition of the Property will allow us to provide the best price to our stockholders reasonably available at this time;
•	the determination that the investment objectives of the Company, as described herein, have been achieved;
•	the determination that the Buyer should be able to perform under a purchase and sale agreement;

Some of the material negative factors considered were:

•	that, following the Sale of the Property, our preferred stockholders will cease to participate in the future earnings growth, if any, of the Company or benefit from the increase, if any, in the future liquidation value of Company; and
•	that, by continuing to own and operate the Property, we may be able to realize a higher sale price in connection with a sale of the Property in the future.

The above information and factors considered by the Board are not intended to be exhaustive, but includes all of the material factors, both negative and positive, considered by the Board. The Board did not attempt to quantify or otherwise assign relative weights to the specific factors it considered or determine that any factor was of particular importance. A determination of various weightings would, in the view of the Board, be impractical. Rather, the Board viewed its position and recommendations as being based on all of the information presented to, and considered by, it. In addition, individual members of the Board may have given different weight to different factors.

ACCORDINGLY, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS CONSENT TO THE APPROVAL OF THE SALE OF THE PROPERTY UNDER A PURCHASE AND SALE AGREEMENT, CONSTITUTING THE SALE OF SUBSTANTIALLY ALL ASSETS, AND CONSENT TO APPROVAL OF THE DISSOLUTION OF THE COMPANY FOLLOWING CLOSING OF THE SALE.

PROPOSAL ONE - THE SALE OF THE PROPERTY
(FOR APPROVAL BY HOLDERS OF PREFERRED STOCK AND COMMON STOCK)

General

Our Board proposes to sell the thirty-four story multi-tenant office building, known as Phoenix Tower, containing approximately 629,054 rentable square feet of space located on approximately 2.1 acres of land located at 3200 Southwest Freeway in Houston, Texas (collectively, the “Property”) to an unaffiliated third-party buyer we expect to be able to perform under a definitive purchase and sale agreement ( “Buyer”), for a gross sales price in the aggregate of at least $[●] as further described herein (the “Sale” of the Property). “Gross sales price” includes any and all consideration received or receivable, in whatever form, including but not limited to assumption or release of existing liabilities. The approval of the Sale by a majority of the holders of our outstanding preferred stock and the holders of our outstanding common stock, each voting as a separate class, constitutes consent to the Sale of the Property for purposes of the Company’s certificate of incorporation and applicable law.

Section 271 of the General Corporation Law of the State of Delaware requires the approval of a sale of all or substantially all assets of the Company by the holders of a majority of the outstanding stock of the Company entitled to vote thereon.

History

Our company, FSP Phoenix Tower Corp., which individually or together with its subsidiaries, we refer to as the “Company”, “we” or “our”, is a Delaware corporation formed to purchase, own, operate, improve and reposition in the marketplace a thirty-four story multi-tenant office building, known as Phoenix Tower, containing approximately 629,054 rentable square feet of space located on approximately 2.1 acres of land located at 3200 Southwest Freeway in Houston, Texas, which we refer to as the Property. The Company operates in a manner intended to qualify as a real estate investment trust, or REIT, for federal income tax purposes.

The Company was organized in December 2005 by FSP Investments LLC (member, FINRA and SIPC), a wholly-owned subsidiary of Franklin Street Properties Corp., which we refer to as Franklin Street (NYSE Amex: FSP). FSP Investments LLC acted as a real estate investment firm and broker/dealer with respect to (a) the organization of the Company, (b) the acquisition of the Property by the Company and (c) the sale of equity interests in the Company.

The Company purchased the Property from an unaffiliated third-party for $74,500,000 on February 22, 2006. The purchase price, which was determined based on arm’s-length negotiations, was financed entirely by a loan from Franklin Street collateralized by a first mortgage, which we refer to as the First Mortgage Loan. The First Mortgage Loan was repaid in its entirety on August 22, 2006 from the proceeds of the sale of equity interests in the Company. Total interest and loan fees incurred on the First Mortgage Loan were approximately $6,840,000. The Company acquired the Property through a limited partnership, FSP Phoenix Tower Limited Partnership, of which the Company is the sole limited partner and of which FSP Phoenix Tower LLC, a wholly-owned subsidiary of the Company, is the sole general partner. The sole business of FSP Phoenix Tower Limited Partnership is to own and operate the Property; the sole business of each of FSP Phoenix Tower LLC and the Company is to hold the equity interests of FSP Phoenix Tower Limited Partnership.

The Company commenced operations in February 2006.

Franklin Street holds the sole share of the Company’s common stock, $.01 par value per share, which we refer to as the common stock. Between March 2006 and September 2006, FSP Investments LLC completed the sale on a best efforts basis of 1,050 shares of the Company’s preferred stock, $.01 par value per share, which we refer to as the preferred stock. We sold the preferred stock for an aggregate consideration of approximately $104,316,000 in a private placement offering to 789 “accredited investors” within the meaning of Regulation D under the Securities Act of 1933. Between March 31, 2006 and September 22, 2006, the Company held 10 investor closings, at each of which shares of preferred stock were sold and funds were received. On September 22, 2006, Franklin Street purchased 48 shares of preferred stock (approximately 4.6% of the 1,050 shares sold) for $4,116,000, representing $4,800,000 at the offering price net of commissions of $384,000 and fees of $300,000 that were excluded. Prior to purchasing any shares of preferred stock, Franklin Street agreed to vote any shares held by it on any matter presented to the holders of preferred stock in a manner that approximates as closely as possible the votes cast in favor of and opposed to such matter by the holders of the preferred stock other than Franklin Street and its affiliates. For purposes of determining how Franklin Street votes its shares of preferred stock, abstentions and non-votes by stockholders other than Franklin Street are not considered. Funds from each individual closing were used to repay the First Mortgage Loan and associated fees as well as other expenses payable to Franklin Street’s wholly-owned subsidiary, FSP Investments LLC. The use of proceeds received from the offerings of preferred stock and affiliates receiving payments are set forth in the table below:

Use of proceeds:

Type	Affiliate paid	Amount
Operating/Capital Reserve (1)		$ 15,012,500
Organizational, Offering and Other Expenditures for the Company(2)(6)	FSP Investments LLC	525,000
Selling Commissions(3)	FSP Investments LLC	8,016,000
Acquisition-Related Costs:
Purchase Price of the Property(4)	Franklin Street Properties Corp.	74,500,000
Loan Fee Paid to Franklin Street (5)	Franklin Street Properties Corp.	5,761,000
Acquisition Fee(6)	FSP Investments LLC	501,000
Total Uses of Gross Offering Proceeds		$ 104,316,000

(1)	The Operating/Capital Reserve proceeds were retained by the Company for operating and capital uses.
(2)	Organizational, Offering and Other Expenditures were paid for various expenses, including legal, accounting, appraisal, engineering and organizational expenses allocable to the offering, incurred in connection with the organization and syndication of the Company.
(3)	Selling Commissions were paid to FSP Investments LLC, as Selling Agent.
(4)	The Purchase Price of the Property was financed by the First Mortgage Loan, which was repaid from proceeds of the offering.
(5)	The Loan Fee Paid to Franklin Street was a fee (or points) payable to Franklin Street to obtain the First Mortgage Loan to purchase the Property in the amount of $5,761,500 . The First Mortgage Loan was in an original principal amount equal to the purchase price of the Property, and had a term of two years, which was prepayable at any time without premium or penalty and carried an interest rate equal to the rate payable by Franklin Street on borrowings under its line of credit with its bank.
(6)	The Acquisition Fee was paid for various services in connection with identifying and acquiring the Property.

Transactions between the Company and Franklin Street and/or its affiliates were entered into without the benefit of arm’s-length bargaining and involved conflicts of interest. Although Franklin Street has sponsored the syndication of other REITs similar to the Company and has in the past acquired some of those REITs, Franklin Street is under no obligation to acquire or to offer to acquire the Company or the outstanding shares of preferred stock, and any acquisition transaction would need to be approved by the Company’s stockholders and the boards of directors of Franklin Street and the Company.

Our Business

Our sole business is to own, operate, improve and reposition in the marketplace the Property and we do not intend to invest in or purchase any additional properties. We derive rental revenue from income paid to us by the tenants of the Property. Asset and property management services are provided by third parties.

The Property was completed in 1984 and is a 34-story multi-tenant office building containing approximately 629,054 rentable square feet of space located on approximately 2.1 acres of land at 3200 Southwest Freeway, Houston, Texas. The Property benefits from a glass-enclosed fully-integrated attached eight-level parking garage designed to accommodate up to 1,649 parking spaces. In addition to approximately 17 on-site surface parking spaces, the Property also has the right to use approximately 190 additional uncovered off-site spaces at an adjacent property pursuant to a lease that expires on February 28, 2019.

The Property underwent a remeasurement of space in 1997. This remeasurement concluded that the rentable space in the Property should be increased from approximately 618,578 square feet to approximately 629,054 square feet. This information statement makes reference to the more recently determined 629,054 square foot number in all of its general descriptions of the Property. Because lease payments are calculated on a per square foot basis, the Company believes that the potential exists in the future to gain greater amounts of rental income from leasing this extra space. However, the Company also believes that any such potential gains will not come immediately as existing tenants and their respective leases are mostly based upon the previous 618,578 square foot measurement. Accordingly, all tenant and lease descriptions set forth in this information statement reflect the terms and conditions of the respective lease documents, which generally are based on the 618,578 square foot measurement instead of the 629,054 square foot number.

Since its completion in 1984, the Property has competed within the office market in Houston, Texas.  Management believes that the Property is still competitive with other office buildings, but given its age, determined at the time of acquisition that it needed improvements in several important areas in order to maintain or enhance its prominent position in the marketplace.  Management believes that such a repositioning could increase the value of the Property and lead to higher future rent and occupancy levels.  The improvements included, among others, remediation of the glass façade and upgrades to the garage, ground floor lobby, ninth floor sky lobby and terrace, streetscape and landscape.  The improvements were substantially completed in June 2009 at a cost of approximately $12 million and have received favorable responses from our existing tenants, potential future tenants and the local leasing community.

Conditions, including new leasing activity, at the Property have caused management to make additional improvements at additional cost in order to further enhance the Property. Through December 31, 2011, the Company had incurred additional costs of approximately $3.7 million to make additional improvements to the Property, including an elevator modernization project (described further below), common corridor upgrades, multi-tenant corridor conversions and the establishment of a fitness center.  If future conditions warrant, management may elect to make additional improvements at additional cost in order to further enhance the Property.

On September 15, 2010, we entered into a $2.8 million dollar contract with Thyssen Krupp Elevator Corporation to modernize 21 elevators serving the Property. Over the years, the increasing costs to maintain and operate the system’s mechanical relay controls, as well as the declining level of performance of the vertical transportation, have warranted the modernization project. The work commenced during the fourth quarter of 2010 and was completed on budget and on time at the end of 2011. Management believes that the elevator modernization project could reduce operating costs, improve the overall performance of elevator service, and provide another positive attribute to entice prospective tenants.

The Property is occupied by a diverse group of tenants, including financial institutions, energy firms, law firms and other professional service organizations. As of December 31, 2011, the Property was approximately 82% leased, a 9.8% increase from the prior quarter. Management is aggressively working to lease all vacant space. Management believes that any tenant that leases 10% or more of the Property’s rentable space is material. As of December 31, 2011, Permian Mud Service, Inc., an energy-related firm d/b/a Champion Technologies, leased approximately 95,310 square feet (15%) of the Property’s rentable space through February 2018. Other prominent additional tenants include Allen Boone Humphries Robinson LLP, (law firm), which leases approximately 51,153 square feet (8%) through July 2018 and Thompson and Horton LLP, (law firm), which leases approximately 18,708 square feet (3%) through November 2018. Permian Mud Service, Inc., Allen Boone Humphries Robinson LLP, and Thompson and Horton account for approximately 165,171 square feet (27%) of the rentable area of the Property. Other well-known tenants include Sprint Communications, Lincoln National Life Insurance Company and the NetApp, Inc. There are currently approximately 45 tenants leasing office space at the Property.

On January 12, 2012, we entered into an amendment to the lease with Permian Mud Service, Inc. Pursuant to that amendment, Permian Mud Service, Inc. added approximately 10,131 square feet of space at the Property. The commencement date for the additional premises is expected to be on or about April 1, 2012. The expiration date for the additional premises is February 28, 2018. Accordingly, from and after the commencement date for the additional premises, Permian Mud Service, Inc. will lease an aggregate of approximately 105,441 square feet of space at the Property, or approximately 17% of the Property’s rentable area.

Some of the Property’s leases are structured on a full-service base year system, where tenants reimburse the landlord for operating expenses above an initial base year. However, as of July 2007, for new and renewing leases, management initiated a conversion from full-service base year leases to net leases, where tenants pay annual base net rent, plus the tenant’s proportionate share of operating expenses. Normal operating expenses at the Property include, but are not limited to, maintenance, repairs, real estate taxes, insurance, utilities and management costs. The landlord is generally obligated, at its expense, to maintain and replace, if necessary, all structural components of the Property, including walls, roof, slab and foundation.

FSP Property Management LLC, a wholly-owned subsidiary of Franklin Street, provides the Company with asset management and financial reporting services, which include but are not limited to, selecting and supervising a local property management company and local leasing brokers, approving lease transactions, evaluating performance of the asset, and recommending appropriate stockholder distributions to the Board. The asset management agreement between the Company and FSP Property Management LLC requires the Company to pay FSP Property Management LLC a monthly fee equal to one percent (1%) of that month’s gross revenues of the Property. The asset management agreement between the Company and FSP Property Management LLC may be terminated by either party without cause at any time, upon at least thirty (30) days written notice. Hines Interests Limited Partnership provides the Company with local, on-site property management and building maintenance services and periodic financial, operating and budget reports relating to the operation of the Property for review by FSP Property Management LLC. Hines Interests Limited Partnership is a third-party service provider that is not related to or affiliated with Franklin Street. The management agreement between the Company and Hines Interests Limited Partnership requires the Company to pay Hines Interests Limited Partnership a monthly fee equal to three percent (3%) of the net operating receipts collected in the preceding month. The management agreement between the Company and Hines Interests Limited Partnership may be terminated by either party without cause at any time, upon at least thirty (30) days written notice.

Investment Objectives

The Company’s objectives are to (i) improve and reposition the Property in the marketplace, (ii) obtain cash available to pay dividends through rental receipts from operations of the Property, (iii) have that cash increase over time as a result of rental rate step increases in existing leases, (iv) have our rental revenue potentially increase over time if rental rates increase for new leases, (v) provide increased equity in the Property to our holders of preferred stock as a result of appreciation in market value, and (vi) preserve and protect the capital invested by the holders of our preferred stock. We cannot be sure of meeting our objectives.

Our policy is not to make loans to other persons, not to invest in the securities of other issuers for the purpose of exercising control, not to underwrite the securities of other issuers, not to offer securities in exchange for property and not to purchase or otherwise reacquire our securities. These policies may be changed by our directors without a vote of the holders of shares of our preferred stock.

We have issued our shares of preferred stock in the 2006 offering described above. No additional shares of preferred stock are authorized by our charter, and authorization of any increase in the number of authorized shares or the creation of any new series or class of stock would require the affirmative vote of the holders of 66.67% of the outstanding shares of preferred stock.

We have the right to obtain a line of credit as described below.

Revolving Line of Credit

Given the amount of space that needs to be leased and the potential for significant tenant improvement allowances and leasing commissions, on December 4, 2008, we entered into a three-year secured promissory note for a revolving line of credit, which we refer to as the Phoenix Revolver, with Franklin Street for up to $15,000,000. On March 31, 2011, the Phoenix Revolver was amended to extend its maturity date from November 2011 to November 30, 2012 and to increase the interest rate applicable to advances thereunder from the 30-day LIBOR rate plus 300 basis points to the 30-day LIBOR rate plus 440 basis points (4.67% at December 31, 2011). The Phoenix Revolver is secured by a mortgage on the Property and each advance thereunder requires payment of a 50 basis point draw fee. We anticipate that the Phoenix Revolver will be replaced or refinanced on or before its maturity date. However, there can be no assurance that we will be able to replace or refinance the Phoenix Revolver on favorable terms or at all. If the Sale is consummated, the Company will discharge the Phoenix Revolver at closing. As of March 31, 2012, advances drawn and outstanding under the Phoenix Revolver totaled $12,000,000. For the years ended December 31, 2011 and 2010, the draw fees were $22,500 and $14,500, respectively, and interest expense paid to Franklin Street was approximately $390,000 and $135,000, respectively.

Competition

The Property is an office building located in Houston, Texas. The Property is competing against the other office buildings which are or may become available in the general area in which the Property is located and which may be priced at rental levels lower than those for space in the Property or which may otherwise be more attractive to tenants. In order to lease existing vacancy, the Property must be competitive, in regards to cost and amenities, with other buildings of similar use near our location. Some of our competitors may have significantly more resources than we do and may be able to offer more attractive rental rates or services. On the other hand, some of our competitors may be smaller or have lower fixed overhead costs, less cash or other resources that make them willing or able to accept lower rents in order to maintain a certain occupancy level. If, at any time, there is no significant existing competition for the Property, our competitors may decide to enter the market and build new buildings to compete with our Property. Our competition is not only with other developers, but also with property users who choose to own their building. In addition, larger market forces beyond our control, such as general economic conditions, may increase competition among landlords for quality tenants and individual decisions beyond our control. Given that the Property is a multi-tenant office building that is leased to a diverse group of tenants with staggered lease expirations, we cannot predict which competitive factors will be relevant to prospective future tenants at this time.

In light of the recent improvements to the Property, management believes that the position of the Property in the local office market is strong and management is optimistic that the existing vacant space will ultimately be leased to new tenants.

Employees

We had no employees as of December 31, 2011.

Corporate Information

FSP Phoenix Tower Corp., a Delaware corporation, was formed in 2005. Our principal executive offices are located at 401 Edgewater Place Suite 200, Wakefield, Massachusetts, 01880, and our telephone number is (781) 557-1300.

Links to our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available through the Securities and Exchange Commission (SEC) EDGAR system at www.sec.gov.

The Buyer

The Buyer is an unaffiliated third-party that we expect to be able to perform under a Purchase and Sale Agreement to purchase the Property.

Description of the Property

Set forth below is information regarding the Property as of December 31, 2011:

			Percent
	Date of	Approx.	Leased as	Number
Property Location	Purchase	Square Feet	of 12/31/11	of Tenants	Name of Major Tenant

3200 Southwest Freeway	02/22/06	629,054	82%	45	Permian Mud Service, Inc.
Houston, TX 77027

We acquired the Property on February 22, 2006 through a limited partnership, all of whose equity interest is owned, directly or indirectly, by the Company. In the opinion of our management, the Property is adequately covered by insurance.

The Property was completed in 1984 and is a 34-story multi-tenant office building containing approximately 629,054 rentable square feet of space located on approximately 2.1 acres of land in Houston, Texas. The Property benefits from a glass-enclosed fully-integrated attached eight-level parking garage designed to accommodate up to 1,649 parking spaces. In addition to approximately 17 on-site surface parking spaces, the Property also has the right to use approximately 190 additional uncovered off-site spaces at an adjacent property pursuant to a lease that expires on February 28, 2019.

The Property underwent a remeasurement of space in 1997. This remeasurement concluded that the rentable space in the Property should be increased from approximately 618,578 square feet to approximately 629,054 square feet. Holders of our preferred stock should note that this information statement makes reference to the newly determined 629,054 square foot number in all of its general descriptions of the Property. Because lease payments are calculated on a per square foot basis, the Company believes that the potential exists in the future to gain greater amounts of rental income from leasing this extra space. However, the Company also believes that any such potential gains will not come immediately as existing tenants and their respective leases are based for the most part upon the previous 618,578 square foot measurement. Accordingly, holders of our preferred stock should note that all tenant and lease descriptions set forth in this information statement reflect the terms and conditions of their respective lease documents, which in most cases are based on the 618,578 square foot measurement instead of the 629,054 square foot number.

Since its completion in 1984, the Property has competed within the office market in Houston, Texas.  Management believes that the Property is still competitive with other office buildings, but given its age, determined at the time of acquisition that it needed improvements in several important areas in order to maintain or enhance its prominent position in the marketplace.  Management believes that such a repositioning could increase the value of the Property and lead to higher future rent and occupancy levels.  The improvements included, among others, remediation of the glass façade and upgrades to the garage, ground floor lobby, ninth floor sky lobby and terrace, streetscape and landscape.  The improvements were substantially completed in June 2009 at a cost of approximately $12 million and have received favorable responses from our existing tenants, potential future tenants and the local leasing community.

Conditions, including new leasing activity, at the Property have caused management to make additional improvements at additional cost in order to further enhance the Property. Through December 31, 2011, the Company had incurred additional costs of approximately $3.7 million to make additional improvements to the Property, including an elevator modernization project (described further below), common corridor upgrades, multi-tenant corridor conversions and the establishment of a fitness center.  If future conditions warrant, management may elect to make additional improvements at additional cost in order to further enhance the Property.

On September 15, 2010, we entered into a $2.8 million dollar contract with Thyssen Krupp Elevator Corporation to modernize 21 elevators serving the Property. Over the years, the increasing costs to maintain and operate the system’s mechanical relay controls, as well as the declining level of performance of the vertical transportation, have warranted the modernization project. The work commenced during the fourth quarter of 2010 was completed on time and on budget at the end of 2011. Management believes that the elevator modernization project could reduce operating costs, improve the overall performance of elevator service, and provide another positive attribute to entice prospective tenants.

Below is certain information with respect to the Property’s tenants and leases.

Tenants

The Property is occupied by a diverse group of tenants, including financial institutions, energy firms, law firms and other professional service organizations. As of December 31, 2011, the Property was approximately 82% leased, a 9.8% increase from the prior quarter. Management is aggressively working to lease all vacant space. Management believes that any tenant that leases 10% or more of the Property’s rentable space is material. As of December 31, 2011, Permian Mud Service, Inc., an energy-related firm d/b/a Champion Technologies, leased approximately 95,310 square feet (15%) of the Property’s rentable space through February 2018. Other prominent additional tenants include Allen Boone Humphries Robinson LLP, (law firm), which leases approximately 51,153 square feet (8%) through July 2018 and Thompson and Horton LLP, (law firm), which leases approximately 18,708 square feet (3%) through November 2018. Permian Mud Service, Inc., Allen Boone Humphries Robinson LLP, and Thompson and Horton account for approximately 165,171 square feet (27%) of the rentable area of the Property. Other well-known tenants include Sprint Communications, Lincoln National Life Insurance Company and the NetApp, Inc. There are currently approximately 45 tenants leasing office space at the Property.

On January 12, 2012, we entered into an amendment to the lease with Permian Mud Service, Inc. Pursuant to that amendment, Permian Mud Service, Inc. added approximately 10,131 square feet of space at the Property. The commencement date for the additional premises is expected to be on or about April 1, 2012. The expiration date for the additional premises is February 28, 2018. Accordingly, from and after the commencement date for the additional premises, Permian Mud Service, Inc. will lease an aggregate of approximately 105,441 square feet of space at the Property, or approximately 17% of the Property’s rentable area.

Permian Mud Service, Inc. (d/b/a Champion Technologies)

Champion Technologies is a specialty chemical company that offers innovative and environmentally acceptable solutions to oil and gas production problems. Champion Technologies delivers technical solutions that enhance productivity and improve well economics. The information contained in the preceding sentences is from Champion Technologies’ website and has not been independently verified by us. Additional information is available on Permian Mud Service, Inc.’s website at http://www.permianmud.com or Champion Technologies’ website at http://www.champ-tech.com.

Leases

Some of the Property’s leases are structured on a full-service base year system, where tenants reimburse the landlord for operating expenses above an initial base year. However, as of July 2007, for new and renewing leases, management initiated a conversion from full-service base year leases to net leases, where tenants pay annual base net rent, plus the tenant’s proportionate share of operating expenses. Normal operating expenses at the Property include, but are not limited to, maintenance, repairs, real estate taxes, insurance, utilities and management costs. The landlord is generally obligated, at its expense, to maintain and replace, if necessary, all structural components of the Property, including walls, roof, slab and foundation.

Additional Operating Data

Additional information regarding the amount of the Property’s annual real estate taxes and insurance can be found in the Statements of Operations that are included with the Company’s Annual Report on Form 10-K that is incorporated by reference into this information statement. Additional information regarding the Property’s Federal tax basis, rate, method and life claimed for purposes of depreciation can be found in the Notes to Consolidated Financial Statements that are included in the Company’s Annual Report on Form 10-K that is incorporated by reference into this information statement.

PRINCIPAL PROVISIONS OF A PURCHASE AND SALE AGREEMENT

We expect that any Purchase and Sale Agreement with Buyer will set forth the gross sales price, describe the Property, adjustments and mechanics of and processes for closing and contain various representations and warranties, closing conditions, operating covenants, conditions precedent, assignments of the risk of loss and termination provisions.

Additionally, in the event the Company enters into such a Purchase and Sale Agreement and the Sale is not consummated, the authorization of the stockholders pursuant to the Sale includes an authorization for the Company to enter into additional Purchase and Sale Agreements.

CB RICHARD ELLIS

In connection with its services provided with respect to the proposed Sale, CB Richard Ellis made such reviews and inquiries as it deemed necessary and appropriate under the circumstances. Among other things, CB Richard Ellis marketed the Property, in the capacity of the Company’s exclusive broker, to prospective purchasers, solicited and identified prospective purchasers and informed us of all offers and inquiries with respect to the Property.

CB Richard Ellis is a national commercial real estate broker and advisor and was retained based on its experience as a real estate advisor and real estate broker.

Under the Exclusive Sales Listing Agreement, dated March 6, 2012, between FSP Phoenix Tower Limited Partnership and CB Richard Ellis (the “Listing Agreement”), the Company agreed to appoint CB Richard Ellis as the exclusive agent with respect to the sale of the Property and to pay CB Richard Ellis a commission based on a percentage of the gross sales price of the Property. Payment of such commission to CB Richard Ellis is dependent upon consummation of the Sale of the Property. Based upon a gross sales price in the aggregate of $[●], we expect to pay to CB Richard Ellis a total commission of [●]. Whether or not we consummate the Sale, we are required to pay certain costs incurred by CB Richard Ellis in connection with the assembly and production of any marketing materials prepared in connection with the Sale, which costs shall not exceed $35,000.

The terms of the fee arrangement with CB Richard Ellis were negotiated at arm’s length between CB Richard Ellis and the Company.

NO APPRAISAL RIGHTS

Under Delaware law and our certificate of incorporation, our stockholders are not entitled to appraisal rights or other similar rights in connection with the proposed Sale of the Property.

FEDERAL INCOME TAX CONSIDERATIONS

General.    The following is a summary of the principal United States federal income tax considerations applicable to the Company as a result of the Sale of the Property. This summary does not purport to be a complete analysis of tax considerations. The summary does not consider the effect of any applicable foreign, state, local or other tax laws nor does it address tax considerations applicable to investors that may be subject to special federal income tax rules.

Corporate Tax Considerations.    From a federal income tax perspective the proposed sale of the Property under any Purchase and Sale Agreement will be treated as a sale of corporate assets, in exchange for cash and the assumption of certain liabilities. The Company has net operating and capital loss carryovers which it will be able to use to offset in whole or in part gain realized on the sale of the Property. Due to limitation on the utilization of tax losses under the federal alternative minimum tax system, at least 10% of any gain on the sale in excess of any current year tax losses generally will be subject to alternative minimum tax at a 20% rate.

This is a summary of general federal income tax rules applicable to the Company with respect to the proposed sale of the Property and does not describe all of the tax consequences that may be relevant. Each stockholder should consider the effects of the transactions discussed herein with their own tax advisors.

REGULATORY APPROVALS

We are not aware of any governmental or regulatory approvals required in connection with the proposed Sale other than compliance with the DGCL and the applicable securities laws in connection with this information statement.

REQUIRED VOTE

The affirmative vote of a majority of our outstanding preferred stock and our outstanding common stock, each voting as a separate class, is required to approve the proposed Sale of the Property. The Company is soliciting the consent of our preferred stockholders in favor of the Sale.

FSP Corp. is the sole stockholder of our one share of common stock and has agreed to vote that share in favor of the Sale if the holders (including FSP Corp. and its affiliates) of a majority of the outstanding shares of preferred stock of the Company vote in favor of the Sale. FSP Corp. owns 48 shares of the Company’s preferred stock, or approximately 4.6% of the outstanding shares of the Company’s preferred stock, and pursuant to a voting agreement, has agreed that it would vote its shares of preferred stock with respect to the Sale in a manner that approximates as closely as possible the proportions of shares which consent to and withhold consent from the approval of such matter by the holders of preferred stock other than FSP Corp. and its affiliates, and for purposes of determining this vote, abstentions and non-votes by stockholders other than FSP Corp. shall not be considered.

PROPOSAL TWO - DISSOLUTION OF THE COMPANY
(FOR APPROVAL BY HOLDERS OF COMMON STOCK)

General

After and subject to the successful completion of the Sale, the Board intends to dissolve the Company and distribute the assets to the stockholders of the Company. The approval of the dissolution and adoption of the plan of dissolution described in this information statement by the holders of a majority of the outstanding shares of our common stock constitutes the required stockholder approval of the Dissolution for purposes of the Company’s certificate of incorporation and Delaware law. The Board has approved the Dissolution, including adoption of the plan of dissolution attached hereto as Annex A.

The applicable provisions of the DGCL require stockholder approval for the dissolution of the Company.

If the Sale is consummated, the Company will be obligated to discharge certain of its liabilities upon closing, including but not limited to approximately $12,000,000 outstanding under a revolving line of credit with FSP Corp., any sales commissions due in connection with the Sale, any adjustments to the purchase price for the Property pursuant to a Purchase and Sale Agreement and other outstanding amounts. If the stockholders approve the Dissolution proposal, we estimate that the aggregate amount of total cash distributions to stockholders will be in the range of at least $[●] to $[●] per share of preferred stock (assuming the asset sale is consummated on the terms expected to be set forth in the Purchase and Sale Agreement), and after the payment of preferential amounts to the preferred stockholders of at least $100,000 per share, at least $[●] to $[●] per share of common stock. These amounts may be paid in one or more distributions, and we cannot predict the timing or amount of any such distributions, as uncertainties as to the precise net value of our remaining assets after the Sale, the ultimate amount of our liabilities, the operating costs and amounts to be set aside for claims, obligations and provisions during the liquidation and winding-up process, and the related timing to complete such transactions make it impossible to predict with certainty the actual net cash amount that will ultimately be available for distribution to stockholders or the timing of any such distributions. If the Sale is not approved, we will not dissolve, and we intend to reconsider what options, if any, are available.

Dissolution under Delaware Law

Section 275 of the DGCL provides that a corporation may dissolve upon the approval of the dissolution by the board of directors, followed by the approval of the dissolution by the holders of a majority of the outstanding stock of the corporation entitled to vote thereon. Following such approval, the dissolution is effected by filing a certificate of dissolution with the Secretary of State of the State of Delaware. The corporation is dissolved upon the filing of the certificate of dissolution with the Secretary of State of the State of Delaware (or on the later date specified in the certificate of dissolution).

Section 278 of the DGCL provides that after a corporation is dissolved, its existence continues for a period of three years "or for such longer period as the Delaware Court of Chancery shall in its discretion direct" for the purpose of prosecuting and defending suits and to enable the corporation gradually to settle and close its business, sell its properties, wind up its affairs, discharge its liabilities and distribute any remaining assets to stockholders. Therefore, even assuming that the Company completes the distribution of its assets to its claimants and stockholders promptly following dissolution, the Company will continue to exist during the three-year period for the purpose of any additional winding-up activities and in order to prosecute or defend suits, whether they arose before or within the three-year period after dissolution. Moreover, the existence of the Company will continue automatically even beyond the three year-period for the purpose of completing the prosecution or defense of suits begun prior to the expiration of the three-year period, until such time as any judgments, orders or decrees resulting from such suits are fully executed.

In order to ensure that its stockholders and directors are afforded certain protections under the DGCL, a dissolving corporation may opt to follow a court supervised dissolution procedure, pursuant to Section 280 of the DGCL, which requires the corporation to give notice by mail and publication of its dissolution to all persons known to have a claim against the corporation and require those persons to submit their claims in accordance with the notice. The court supervised procedure under Section 280 of the DGCL also contemplates that the corporation will offer security to claimants with contingent or conditional claims. The corporation must petition the Delaware Court of Chancery to determine the amount of security for contingent and conditional claimants who have rejected the offered security, for claims that are the subject of pending litigation and for claims that have not been made known to the corporation but are likely to become known within 5 years of the date of dissolution.

The corporation may also dissolve pursuant to the non-court supervised procedure of Section 281(b) of the DGCL. The non-court supervised procedure also requires the corporation to pay or make reasonable provision for certain categories of claims, including contingent, conditional or unmatured contractual claims known to the corporation, claims that are the subject of pending litigation and claims that have not been made known to the corporation but are likely to become known within 10 years of the date of dissolution.

Our Intended Approach to Dissolution

We currently intend to dissolve pursuant to the non-court supervised procedure of Section 281(b) of the DGCL.

PRINCIPAL PROVISIONS OF THE PLAN OF DISSOLUTION

The following summarizes the material provisions of the proposed plan of dissolution. You should carefully read the full text of the plan of dissolution attached to this information statement as Annex A which qualifies this description and is incorporated by reference into this information statement.

Approval of the Plan of Dissolution and Authority of Officers and Directors

The Dissolution proposal must be approved by the affirmative vote of the holders of a majority of our outstanding shares of common stock. The approval of the Dissolution proposal by the requisite vote of the stockholders will constitute adoption of the plan of dissolution and will grant full and complete authority to the Company’s Board and officers, without further stockholder action, to do and perform any and all acts and to make, execute and deliver any and all agreements, conveyances, assignments, transfers, certificates and other documents of any kind and character that the Company’s Board or officers deems necessary, appropriate or advisable, to implement the plan of dissolution and to proceed with our dissolution and liquidation in accordance with any applicable provision of the DGCL, sell, dispose, convey, transfer and deliver assets of the Company, establish a liquidating trust, satisfy or provide for the satisfaction of the Company’s obligations in accordance with any applicable provisions of the DGCL, and distribute all of the remaining funds of the Company and any unsold assets of the Company to its stockholders.

Dissolution and Liquidation

If the Dissolution proposal is approved by the requisite vote of the stockholders, the steps set forth below may be completed at such times as the Board, in its discretion and in accordance with the DGCL and the plan of dissolution, as adopted by the Board and the holders of common stock, deems necessary, appropriate or advisable in our best interests and the best interests of the stockholders:

•	The filing of a certificate of dissolution with the Secretary of State of the State of Delaware.
•	The cessation of all of our business activities and the withdrawal of the Company from any jurisdiction in which it is qualified to do business, except as necessary to preserve the value of our assets, wind up our business affairs and distribute our assets in accordance with Section 278 of the DGCL.
•	The negotiation and consummation of sales of all of the assets and properties of the Company.
•	The establishment of a liquidating trust.
•	The payment, or the making of reasonable provision to pay all claims and obligations, including all contingent, conditional or unmatured contractual claims known to the Company, the making of such provision as will be reasonably likely to be sufficient to provide compensation for any claim against the Company which is the subject of a pending action, suit or proceeding to which the Company is a party and the making of such provision as will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the Company or that have not arisen but that, based on facts known to the Company, are likely to arise or to become known to the Company within 10 years after the date of dissolution.
•	The distribution of the remaining funds of the Company and the distribution of remaining unsold assets of the Company, if any, to its stockholders.
•	The dissolution of the corporation pursuant to Section 281(b) of the DGCL.
•	The taking of any and all other actions permitted or required by the DGCL, including but not limited to Sections 280 or 281(b) of the DGCL (as applicable), and any other applicable laws and regulations.

Sale of Remaining Assets

The plan of dissolution gives the Board the authority to dispose of all of our remaining non-cash property and assets, including but not limited to all tangible and intangible assets without further stockholder approval. We do not anticipate holding any non-cash property or assets after consummation of the Sale. Any such non-cash assets and properties may be sold in one transaction or in several transactions to one or more buyers. Additionally, the Company shall not be required to obtain appraisals, fairness opinions or other third-party opinions as to the value of its properties and assets in connection with the liquidation.

Liquidating Trust

The Board currently intends to establish a liquidating trust and, after distributing an amount of the net proceeds from the Sale in the form of a liquidating distribution following consummation of the Sale and effectiveness of a certificate of dissolution filed with the Secretary of State of the State of Delaware, intends to transfer any remaining assets to such liquidating trust. The liquidating trust may be established by agreement with one or more trustees selected by the Board. If a liquidating trust is established by agreement with one or more trustees, the trust agreement establishing and governing the liquidating trust shall be in form and substance determined by the Board. To the fullest extent permitted by law, approval of the Dissolution by the requisite vote of the stockholders shall constitute the approval of the stockholders of the appointment of the trustees, any trust agreement and any transfer of assets by the Company to the liquidating trust. In the alternative, the Board may petition the Delaware Court of Chancery for the appointment of one more trustees to conduct the liquidation of the Company, subject to the supervision of such court. Whether appointed by an agreement or by the Delaware Court of Chancery, the trustees shall in general be authorized to take charge of the Company's property, and to collect the debts and property due and belonging to the Company, with power to prosecute and defend, in the name of the Company, or otherwise, all such suits as may be necessary or proper for the foregoing purposes, and to appoint agents under them and to do all other acts which might be done by the Company that may be necessary, appropriate or advisable for the final settlement of the unfinished business of the Company.

Professional Fees and Expenses

It is specifically contemplated that the Board may authorize the payment of a retainer fee to a law firm or law firms for legal fees and expenses of the Company, including, among other things, to cover any costs payable pursuant to the indemnification of our directors and officers provided by the Company pursuant to our certificate of incorporation and by-laws or the DGCL or otherwise. In addition, in connection with and for the purpose of implementing and assuring completion of the plan of dissolution, the Company may, in the sole and absolute discretion of the Board, pay any brokerage, agency and other fees and expenses of persons rendering services to the Company in connection with the collection, sale, exchange or other disposition of the Company's property and assets and the implementation of the plan of dissolution. Approval of the Dissolution by the requisite vote of the stockholders shall, to the fullest extent permitted by law, constitute approval of such payments by the stockholders of the Company.

Indemnification

We will continue to indemnify our directors, officers and agents in accordance with our certificate of incorporation and by-laws and any contractual arrangements, for actions taken in connection with the plan of dissolution and the winding up of our business and affairs. The Board, in its sole and absolute discretion, is also authorized to obtain and maintain insurance as may be necessary, appropriate or advisable to cover the Company's above mentioned indemnification obligations, including directors' and officers' liability coverage.

Liquidating Distributions

We will, as determined by the Board, (i) pay or make reasonable provision to pay all claims and obligations, including all contingent, conditional or unmatured contractual claims known to us, (ii) make such provisions as will be reasonably likely to be sufficient to provide payment for any claim against us which is the subject of a pending action, suit or proceeding to which we are a party and (iii) make such provision as will be reasonably likely to be sufficient to provide payment for claims that have not been made known to us or that have not arisen but that, based on facts known to us or our successor entity, are likely to arise or to become known within 10 years after the effective date of the dissolution of the Company. Any of our assets remaining after the payment or the provision for payment of claims against and obligations of the Company shall be distributed by us pro rata to our stockholders. Such distribution may occur all at once or in a series of distributions and shall be in cash or assets, in such amounts, and at such time or times, as the Board or trustee(s), if any, in their absolute discretion, may determine.

If any liquidating distribution to a stockholder cannot be made, whether because the stockholder cannot be located, has not surrendered its certificates evidencing our common stock as may be required pursuant to the plan of dissolution, or for any other reason, then the distribution to which such stockholder is entitled will be transferred, at such time as the final liquidating distribution is made, to the official of such state or other jurisdiction authorized or permitted by applicable law to receive the proceeds of such distribution. The proceeds of such distribution will thereafter be held solely for the benefit of and for ultimate distribution to such stockholder as the sole equitable owner thereof and will be treated as abandoned property and escheat to the applicable state or other jurisdiction in accordance with applicable law. In no event will the proceeds of any such distribution revert to or become the Company's property.

Liquidation Under Internal Revenue Code Sections 331 and 336

We intend that the plan of dissolution constitute a plan of complete liquidation of the Company within the meaning of Sections 331 and 336 of the Internal Revenue Code, which plan of dissolution shall only go into effect upon the effective date of the certificate of dissolution and not prior to such date. The plan of dissolution will be deemed to authorize the taking of such action as, in the opinion of counsel for the Company, may be necessary to conform with the provisions of Sections 331 and 336 of the Internal Revenue Code and the regulations promulgated thereunder, including the making of any elections thereunder, if applicable.

Filing of Tax Forms

The plan of dissolution authorizes and directs the Company's officers to file an appropriate statement of corporate dissolution with the IRS after the effective date. The Company's officers are also authorized to file any additional returns, forms and reports with the IRS, or other taxing authorities, including state and local taxing authorities, as may be necessary or appropriate in connection with the plan of dissolution and the actions contemplated thereby. The Company will be required to file tax returns so long as it holds any assets.

Estimated Liquidating Distributions

Many of the facts influencing the amount of cash distributed to stockholders as a liquidating distribution cannot currently be quantified with certainty and are subject to change. Accordingly, you will not know the exact amount of any liquidating distributions you may receive as a result of the Dissolution when you vote on the Dissolution proposal. You may receive substantially less or more than the amount currently estimated.

The following projected liquidating distribution analysis assumes that the Sale is consummated in accordance with a Purchase and Sale Agreement and our stockholders approve the Dissolution proposal. If the Sale is consummated, the Company will discharge certain of its liabilities and obligations at closing, including but not limited to the total amount outstanding under its line of credit and legal and accounting fees, sales commissions and adjustments payable in connection with the Sale. We intend to sell our remaining non-cash assets, if any, for the best price available as soon as reasonably practicable after the effective date of the dissolution of the Company We do not expect that our non-cash assets will result in material, incremental value. The amount available to be distributed to stockholders will be deducted by the amount necessary to satisfy the Company's obligations to current and potential claimants pursuant to the applicable provisions of the DGCL. Based on the foregoing, if both Proposals are approved, we estimate that the aggregate amount of total cash distributions to our stockholders will be in the range of at least $[●] to $[●] per share of preferred stock (assuming the asset sale is consummated on the terms expected to be set forth in the Purchase and Sale Agreement), and after the payment of preferential amounts to the preferred stockholders of at least $100,000 per share, at least $[●] to $[●] per share of common stock. These amounts may be paid in one or more distributions, and we cannot predict the timing or amount of any such distributions, as uncertainties as to the precise net value of our remaining assets after the Sale, the ultimate amount of our liabilities, the operating costs and amounts to be set aside for claims, obligations and provisions during the liquidation and winding-up process, and the related timing to complete such transactions make it impossible to predict with certainty the actual net cash amount that will ultimately be available for distribution to stockholders or the timing of any such distributions. If our stockholders do not approve the Dissolution proposal, no liquidating distributions will be made.

Pursuant to the plan of dissolution, we intend to liquidate all of our remaining non-cash assets, if any, and, after paying or making reasonable provision for the payment of claims against and obligations of the Company as required by law, and distribute any remaining cash to stockholders. We may defend suits and incur claims, liabilities and expenses (such as legal, accounting and consulting fees) following approval of the Dissolution and during the three years following the effective date of the dissolution of the Company. Satisfaction of these claims, liabilities and expenses will reduce the amount of cash available for ultimate distribution to stockholders. While we cannot predict the actual amount of our liabilities, other obligations and expenses and claims against us, we believe that available cash (assuming the Sale is completed) and any amounts received from the sale of our remaining non-cash assets, if any, will be adequate to provide for the satisfaction of our liabilities, other obligations and expenses and claims against us and that we will make one or more cash distributions to stockholders.

Conduct of the Company Following Dissolution

If the Dissolution is approved, we intend to file a certificate of dissolution with the Secretary of State of the State of Delaware when determined by the Board as soon as reasonably practicable after the closing of the Sale. Despite the anticipated timing, the Board may abandon the Dissolution if it determines, prior to the filing of the certificate of dissolution, that such course of action is necessary or advisable, in view of its fiduciary obligations. For avoidance of doubt, we do not anticipate abandoning the Dissolution if the Sale is approved by the requisite vote of the stockholders.

We intend to make a public announcement in advance of the anticipated effective date of the dissolution of the Company. After the effective date of the dissolution of the Company, our corporate existence will continue but we may not carry on any business except that appropriate to wind-up and liquidate our business and affairs, including collecting and disposing of our assets, satisfying or making reasonable provision for the satisfaction of our liabilities and, subject to legal requirements, distributing our remaining property among the stockholders. The Company also intends to establish a liquidating trust in connection with the dissolution and to transfer a portion of the Company’s assets to such trust during the Company’s three year wind-up period.

Under the DGCL, we are required, in connection with our dissolution, to satisfy or make reasonable provision for the satisfaction of all claims and liabilities. Following the effective date of the dissolution of the Company, we will pay all expenses and other known liabilities and make reasonable provision for certain other claims and liabilities. We also may seek to acquire insurance coverage and take other steps the Board determines are reasonably calculated to provide for the satisfaction of the reasonably estimated amount of such liabilities. At this time, we are not able to provide a precise estimate of the amount of the cost of insurance or other steps that may be undertaken to make provision for the satisfaction of liabilities and claims, but any such amount will be deducted before the determination of amounts available for distribution to stockholders.

The actual amount necessary to satisfy the Company's obligations to current and potential claimants may vary from time to time and will be based upon estimates and opinions of the Board, derived from consultations with management and outside experts, if the Board determines that it is advisable to retain such experts, and a review of our estimated contingent liabilities and estimated ongoing expenses, including: legal and accounting fees; expenses accrued in connection with the preparation of our financial statements; and costs related to public company reporting matters. We anticipate that expenses for professional fees and other expenses of liquidation may be significant. Our assets may not be sufficient to satisfy all of our obligations, expenses and liabilities, and if a distribution to stockholders is made in such circumstances, a creditor could bring a claim against our stockholders for the total amount distributed by us to such stockholders pursuant to the plan of dissolution.

Potential Liability of Stockholders

Under the DGCL, if the Board fails to make reasonable provision for the satisfaction of liabilities and claims, each stockholder could be held liable for amounts due to creditors up to the amounts distributed to such stockholder under the plan of dissolution. So long as we dispose of our claims in accordance with the DGCL, the potential for stockholder liability regarding a distribution continues for three years after the date of dissolution. Under the DGCL, our dissolution does not remove or impair any remedy available against the Company, its directors, officers or stockholders for any right or claim existing, or any liability incurred, prior to such dissolution or arising thereafter, unless the action or other proceeding thereon is not commenced within three years (or any court extension thereof) after the date of dissolution.

If we were held by a court to have failed to make adequate provision for expenses and liabilities or if the amount ultimately required to be paid in respect of such liabilities exceeded the amount available, a creditor could seek an injunction against us to prevent us from making distributions to stockholders in accordance with the plan of dissolution. Any such action could delay and substantially diminish liquidating distributions to stockholders.

Reporting Requirements

Whether or not the Dissolution is approved, we will continue to have an obligation to comply with the applicable reporting requirements of the Exchange Act, even though compliance with such reporting requirements may be economically burdensome and of minimal value to stockholders, until the SEC provides relief from such reporting requirements or the Company is permitted to deregister its shares under the Exchange Act. In order to curtail the economically burdensome expenses that the Company would incur to continue to comply with Exchange Act reporting requirements, we intend to seek relief from the SEC to suspend our reporting obligations under the Exchange Act as soon as possible. We anticipate that, if granted such relief, we would continue to file current reports on Form 8-K to disclose material events relating to our dissolution and liquidation along with any other reports that the SEC might require. If we are unable to suspend our obligation to file periodic reports with the SEC, we will be obligated to continue complying with the applicable reporting requirements of the Exchange Act and will be required to continue to incur the expenses associated with these reporting requirements, including legal and accounting expenses, which will reduce the cash available for distribution to stockholders.

Cessation of Transfers of Stock

Transfers of preferred stock and common stock shall be discontinued as of the date of the effectiveness of the certificate of dissolution with the Secretary of State of the State of Delaware. Thereafter, shares of our preferred stock and common stock will not be assignable or transferable on our books except by will, intestate succession or operation of law, and we will not issue any new shares of stock.

The total liquidating distributions to stockholders pursuant to the Company’s certificate of incorporation shall be in complete redemption and cancellation of all of the outstanding shares of the Company's preferred and common stock. After receipt of all liquidating distributions, each stockholder will cease to have any rights with respect to his, her or its shares, except the right to receive distributions pursuant to the plan of dissolution.

If the surrender of documentation evidencing proof of ownership of Company stock will be required following the dissolution, we will send you written instructions regarding such surrender. Any distributions otherwise payable by us to stockholders who have not surrendered such information, if requested to do so, may be held in trust for such stockholders, without interest, pending the surrender of such information (subject to escheat pursuant to the laws relating to unclaimed property).

NO APPRAISAL RIGHTS

Under the DGCL, the Company’s stockholders are not entitled to appraisal rights for their shares of preferred stock or common stock in connection with the Dissolution.

FEDERAL INCOME TAX CONSIDERATIONS

The discussion set forth below summarizes the material United States federal income tax consequences to stockholders of the Company in connection with the dissolution of the Company pursuant to the plan of dissolution. This discussion is based on the Internal Revenue Code, existing and proposed Treasury regulations thereunder and administrative rulings and court decisions, all as in effect on the date of this information statement and all of which are subject to change or differing interpretations (possibly with retroactive effect). Any such change or differing interpretation could alter the tax consequences to the Company and its stockholders described herein.

This discussion is not a complete description of all the United States federal income tax consequences that may be relevant to the Company’s dissolution. In addition, this discussion does not address all of the tax consequences that may be relevant to particular Company stockholders in light of their particular circumstances or to Company stockholders that are subject to special tax treatment under United States federal income tax laws, such as stockholders that are, for United States federal income tax purposes:

•	dealers or traders in securities;
•	persons who are subject to the alternative minimum tax provisions of the Internal Revenue Code;
•	persons who are not United States persons;
•	entities treated as partnerships or other flow-through entities;
•	tax-exempt organizations;
•	financial institutions;

•	insurance companies;
•	persons who hold their shares as part of a hedge, straddle, wash sale, synthetic security, conversion or other risk-reduction or constructive sale transaction;
•	persons who acquired their shares in compensatory transactions; and
•	persons who do not hold their Company stock as a capital asset (generally, an asset held for investment).

In addition, the following discussion does not address the tax consequences of the dissolution under foreign, state or local tax laws, the tax consequences of transactions effectuated prior or subsequent to, or concurrently with, the dissolution (whether or not any such transactions are undertaken in connection with the dissolution). The Company has not requested, nor will request, a ruling from the IRS with regard to any of the tax consequences of the dissolution.

Each stockholder is urged to consult its own tax advisors as to the specific tax consequences of the dissolution, including the applicable, federal, state, local and foreign tax consequences, in light of the particular circumstances of such holder.

Material United States Federal Income Tax Consequences to the Company and Company Stockholders of the Dissolution

The Board has adopted a plan of dissolution, which, subject to approval of the Company’s stockholders, provides for liquidation and distribution of the Company’s assets to its stockholders. In the dissolution, the Company will recognize gain or loss measured by the difference, if any, between the sale price (or the fair market value in the case of distributions of assets in kind) of the Company's assets and their adjusted tax bases. In the dissolution, the principal assets of the Company will consist of cash and a limited amount of non-cash assets, if any. To the extent that the Company has net operating losses, it may be able to use some or all of such losses to offset any gain that is recognized in the dissolution.

Amounts received by Company stockholders pursuant to the plan of dissolution will be treated as full payment in exchange for their preferred and common stock. A stockholder's gain or loss on such amounts received will be computed on a "per share" basis. If the Company makes more than one liquidating distribution, each liquidating distribution will be allocated proportionately to each share of stock owned by a stockholder. The amount of cash and the fair market value of any other property received by a stockholder in each liquidating distribution will be applied against and reduce the stockholder's adjusted tax basis in that stockholder's shares of common stock. A stockholder will not recognize any gain with respect to a share until the stockholder has recovered the stockholder's adjusted tax basis for that share. After the adjusted tax basis is recovered, all distributions in excess of such recovered basis will be recognized as taxable gain. Any loss will generally be recognized only when the final distribution from the Company has been received, and then only if the aggregate value of all liquidating distributions with respect to a share is less than the stockholder's adjusted tax basis for that share. This gain or loss will be long-term capital gain or loss if, as of the date of dissolution, the holding period for such stock is more than one year.

Upon any liquidating distribution of property (other than cash), the stockholder's adjusted tax basis in such property immediately after the distribution will be the fair market value of such property at the time of distribution.

For federal income tax purposes, payments made by a stockholder in satisfaction of our liabilities not covered by the cash or other assets in our contingency reserve or otherwise satisfied through insurance or other reasonable means generally would produce a capital loss for such stockholder in the year the liabilities are paid. The deductibility of any such capital loss generally would be subject to limitations for income tax purposes.

If a liquidating trust is used, the distribution of assets and liabilities of the Company to the trust would be treated for United States federal income tax purposes as if the assets and liabilities had been distributed to the Company stockholders in a liquidating distribution (with the tax consequences described above) and then contributed by them to the trust. The Company stockholders would not be required to recognize any additional gain or loss on the deemed contribution of the assets and liabilities to the liquidating trust. The liquidating trust would be treated as a grantor trust for United States federal income tax purposes, and gains or losses realized by the trust in the course of its administration would be passed through to the stockholders, who would be taxed on their respective shares of such gains and losses on their own tax returns.

Material United States Federal Income Tax Consequences to the Company and Company Stockholders after the Asset Sale if there is no Dissolution

If the Company does not ultimately consummate the dissolution pursuant to the plan of dissolution, it may nevertheless distribute various assets to the Company’s stockholders in kind. If non-liquidating distributions of assets in kind are made, the Company may recognize gain (but not loss) on such distributions. For Company stockholders, non-liquidating distributions would be treated either in whole or in part as dividends taxable at ordinary income rates without regard to the recipients' basis in the Company’s stock, or as partial liquidating distributions eligible for capital gain or loss treatment to Company stockholders, or as part of a series of liquidating distributions also eligible for capital gain or loss treatment for Company stockholders, depending on the particular circumstances of the distribution and each recipient stockholder. If any such distribution were treated as a dividend, the amount taxable as a dividend would not exceed the current and accumulated earnings and profits of the Company in the distribution year.

Federal Backup Withholding

A Company stockholder may be subject, under some circumstances, to backup withholding at a rate of 28% with respect to any amounts (including cash and the fair market value of other assets) received with respect to Company stock, unless such stockholder provides proof of an applicable exemption or a correct taxpayer identification number, and otherwise complies with applicable requirements of the backup withholding rules.

Any amount withheld from a payment to a stockholder under the backup withholding rules is not an additional tax and may be refunded or credited against the stockholder's United States federal income tax liability, provided that the required information is timely furnished to the IRS.

THE PRECEDING DISCUSSION IS A SUMMARY OF THE MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE DISSOLUTION AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. THIS DISCUSSION WAS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR AVOIDING PENALTIES THAT MAY BE IMPOSED. THIS DISCUSSION WAS WRITTEN TO SUPPORT THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING. COMPANY STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES TO THEM OF THE DISSOLUTION, INCLUDING TAX RETURN REPORTING REQUIREMENTS, THE APPLICABILITY OF STATE, LOCAL, FOREIGN AND OTHER APPLICABLE TAX LAWS AND ANY PROPOSED TAX LAW CHANGES.

REGULATORY APPROVALS

We are not aware of any governmental or regulatory approvals required in connection with the Dissolution other than compliance with the DGCL and the applicable securities laws in connection with this information statement.

REQUIRED VOTE

The affirmative vote of a majority of the common stock is required to approve the Dissolution. The Company is soliciting the consent of our common stockholders in favor of the Dissolution. FSP Corp is the sole stockholder of our one share of common stock and, upon the Company’s receipt of the requisite stockholder consent approving the Sale, currently intends to vote its share of common stock to approve the Dissolution. For avoidance of doubt, FSP Corp. will not vote its share of common stock to approve the Dissolution if the Company does not receive the requisite stockholder consent approving the Sale.

INTERESTS OF CERTAIN PERSONS IN THE PROPOSALS

FSP Corp. will not receive any commissions or fees in connection with the Sale.

Barry Silverstein, a director of FSP Corp., beneficially owns 9.25 shares of preferred stock of the Company through various investment entities. Other than Mr. Silverstein, no director or officer of FSP Corp. owns shares of preferred stock, therefore, none of its directors or officers other than Mr. Silverstein will be entitled to any proceeds of a sale of the Property or from a dissolution of the Company in connection therewith. Mr. Silverstein will be entitled to the pro rata portion of distributions to holders of preferred stock in the Dissolution.

FSP Corp. owns 48 shares of the Company’s preferred stock, or approximately 4.6% of the outstanding shares of the Company’s preferred stock, and upon dissolution of the Company, FSP Corp. will be entitled to its pro rata portion of distributions that are declared on the preferred stock.

Because FSP Corp. holds the sole outstanding share of common stock of the Company, according to the terms of the certificate of incorporation of the Company, in the event the Company is dissolved, as the sole common stockholder, FSP Corp. would be entitled to receive a portion of the assets of the Company only after the payment of preferential amounts to the preferred stockholders of at least $100,000 per share, and then would be allocated the equivalent of one-tenth of a preferred share as part of a distribution to all stockholders, pro rata.

If the Sale is consummated, the Company will discharge certain of its liabilities and obligations at closing, including but not limited to the approximately $12,000,000 outstanding under its revolving line of credit with FSP Corp.

After the consummation of the Sale, FSP Corp. will no longer be entitled to receive any asset management fees from the Company.

QUALITATIVE AND QUANTITATIVE DISCLOSURES ABOUT MARKET RISK

Not applicable.

LEGAL PROCEEDINGS

There are no material legal proceedings to which the Company is a party. The Company from time to time may be involved in lawsuits including, but not limited to, lawsuits relating to the real property it owns for liability for slips and falls, damage to automobiles in the parking garage, minor theft or similar matters. The Company expects that most of these suits will be covered by insurance, subject to customary deductions. In addition, in the ordinary course of business, the Company may become involved in litigation to collect rents or other income due to it from tenants.

Changes in and Disagreements With Accountants on Accounting and Financial Disclosure

Not applicable.

ADDITIONAL FINANCIAL INFORMATION ON THE COMPANY

Additional financial information about the Company required by Item 14(c)(2) of Schedule 14A, including the Company’s financial statements for fiscal 2011 and Management’s Discussion and Analysis for such period, are incorporated by reference from the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and from any other documents incorporated by reference into this Information Statement as permitted under Item 14(e) of Schedule 14A. See “Incorporation of Certain Documents by Reference” below. We also note that a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 is being sent to stockholders along with this information statement pursuant to Rule 14(a)-3 under the Securities Exchange Act of 1934, as amended.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth the beneficial ownership of the Company’s common stock and preferred stock as of February 29, 2012 by each holder who beneficially owns more than five percent of the Company’s common stock or preferred stock, by each director, by each of the Company’s executive officers and by all current directors and executive officers as a group. To the Company’s knowledge, no person or group, other than as set forth below, beneficially owns more than five percent of the Company’s common stock or preferred stock.

COMMON STOCK	Number of Shares	Percentage of
	Beneficially	Outstanding
Name of Holder	Owned	common stock

Franklin Street Properties Corp. (1)	1	100%

Jeffrey B. Carter (2)	-	0%

George J. Carter(2)	-	0%

Barbara J. Fournier(2)	-	0%

Janet P. Notopoulos(2)	-	0%

All Directors and Executive Officers as a Group (consisting of 4 persons)(2)	-	0%

PREFERRED STOCK	Number of Shares	Percentage of
	Beneficially	Outstanding
Name of Holder	Owned	preferred stock

Franklin Street Properties Corp. (1)	48	4.6%

Jeffrey B. Carter (2)	-	0%

George J. Carter(2)	-	0%

Barbara J. Fournier(2)	-	0%

Janet P. Notopoulos(2)	-	0%

Edward Darman Company Limited Partnership(3)	98	9.33%

All Directors and Executive Officers as a Group (consisting of 4 persons)	-	0%
(1)	The address of Franklin Street Properties Corp. is 401 Edgewater Place, Wakefield, Massachusetts 01880.
(2)	Each of the Executive Officers is employed by FSP Investments LLC, a subsidiary of Franklin Street Properties Corp. Franklin Street Properties Corp. owns 100% of the issued and outstanding common stock of the Company.
(3)	Edward Darman is the Chief Executive Officer of Edward Darman Company Limited Partnership, or the Partnership, and, in such capacity, has sole voting and dispositive power over the shares of preferred stock held by the Partnership. The address of the Partnership is 174 Colony Place, Plymouth, Massachusetts 02360.

PREFERRED STOCK

IMPORTANT
PLEASE COMPLETE, SIGN AND DATE
YOUR WRITTEN CONSENT AND PROMPTLY
RETURN IT IN THE ENCLOSED PRE-ADDRESSED ENVELOPE

WRITTEN CONSENT OF THE STOCKHOLDERS OF
FSP PHOENIX TOWER CORP. IN LIEU OF A STOCKHOLDERS’ MEETING

This consent is solicited by the Board of FSP Phoenix Tower Corp. (the “Company”). When properly executed and delivered to the Company, this consent will be acted upon as designated by the undersigned. If this consent is signed, dated, and delivered to the Company with no designation by the undersigned, this consent will constitute the stockholder’s consent to and approval of the Proposal referred to herein.

Receipt is hereby acknowledged of the Notice of Solicitation of Action by Stockholders by Written Consent In Lieu of Meeting of Stockholders and information statement dated [●], 2012, which describe in detail the Proposal referred to herein.

(continued and to be signed and dated on reverse side)

_____ _____ _____ _____ _____ _____ _____ _____ _____ _____ _____ _____ _____

PLEASE MARK YOUR ACTION IN BLUE OR BLACK INK AS SHOWN HERE: ☒

The Board of Directors recommends consenting to approval of the following proposal.

Proposal: To approve the sale by the Company of the thirty-four story multi-tenant office building, known as Phoenix Tower, containing approximately 629,054 rentable square feet of space located on approximately 2.1 acres of land in Houston, Texas to an unaffiliated third-party buyer for a gross sales price in the aggregate of at least $[●] as further described in the information statement that accompanies this letter. “Gross sales price” includes any and all consideration received or receivable, in whatever form, including but not limited to assumption or release of existing liabilities.

MARK ONLY ONE OF THE FOLLOWING THREE BOXES:

☐ CONSENT	☐ WITHHOLD CONSENT	☐ ABSTAIN

Dated: ______________________.

Signature of Stockholder(s)

Signature of Stockholder(s)

Please sign exactly as you hold your stock. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

COMMON STOCK

IMPORTANT
PLEASE COMPLETE, SIGN AND DATE
YOUR WRITTEN CONSENT AND PROMPTLY
RETURN IT IN THE ENCLOSED PRE-ADDRESSED ENVELOPE

WRITTEN CONSENT OF THE STOCKHOLDERS OF
FSP PHOENIX TOWER CORP. IN LIEU OF A STOCKHOLDERS’ MEETING

This consent is solicited by the Board of FSP Phoenix Tower Corp. (the “Company”). When properly executed and delivered to the Company, this consent will be acted upon as designated by the undersigned. If this consent is signed, dated, and delivered to the Company with no designation by the undersigned, this consent will constitute the stockholder’s consent to and approval of the Proposals referred to herein.

Receipt is hereby acknowledged of the Notice of Solicitation of Action by Stockholders by Written Consent In Lieu of Meeting of Stockholders and information statement dated [●], 2012, which describe in detail the Proposals referred to herein.

(continued and to be signed and dated on reverse side)

_____ _____ _____ _____ _____ _____ _____ _____ _____ _____ _____ _____ _____

PLEASE MARK YOUR ACTION IN BLUE OR BLACK INK AS SHOWN HERE: ☒

The Board of Directors recommends consenting to approval of the following proposals.

Proposal No. 1: To approve the sale by the Company of the thirty-four story multi-tenant office building, known as Phoenix Tower, containing approximately 629,054 rentable square feet of space located on approximately 2.1 acres of land in Houston, Texas to an unaffiliated third-party buyer for a gross sales price in the aggregate of at least $[●] as further described in the information statement that accompanies this letter (the “Sale” of the Property). “Gross sales price” includes any and all consideration received or receivable, in whatever form, including but not limited to assumption or release of existing liabilities.

MARK ONLY ONE OF THE FOLLOWING THREE BOXES:

☐ CONSENT	☐ WITHHOLD CONSENT	☐ ABSTAIN

Proposal No. 2: To approve the dissolution of the Company following the closing of the Sale in accordance with Proposal No. 1 and adoption of the plan of dissolution.

MARK ONLY ONE OF THE FOLLOWING THREE BOXES:

☐ CONSENT	☐ WITHHOLD CONSENT	☐ ABSTAIN

(Please sign and date below)

Dated: ______________________.

Signature of Stockholder(s)

Signature of Stockholder(s)

Please sign exactly as you hold your stock. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Annex A: Plan of Dissolution

PLAN OF COMPLETE DISSOLUTION AND
LIQUIDATION OF FSP PHOENIX TOWER CORP.

This Plan of Complete Dissolution and Liquidation (the "Plan") is intended to accomplish the complete dissolution and liquidation of FSP Phoenix Tower Corp., a Delaware corporation (the "Company"), in accordance with Section 275 and other applicable provisions of the General Corporation Law of Delaware ("DGCL") and Sections 331 and 336 of the Internal Revenue Code of 1986, as amended (the "Code"), and constitutes a plan of dissolution and distribution under the DGCL.

1.     Approval and Adoption of Plan.

This Plan shall be effective when all of the following steps have been completed:

(a)     Resolutions of the Company's Board of Directors.    The Company's Board of Directors (the "Board") shall have adopted a resolution or resolutions with respect to the following:

(i)     Complete Dissolution and Liquidation:    The Board shall deem it advisable for the Company to be dissolved and liquidated completely.

(ii)     Adoption of the Plan:    The Board shall approve this Plan as the appropriate means for carrying out the complete dissolution and liquidation of the Company.

(iii)     Sale of Assets:    The Board shall deem it expedient and in the best interests of the Company to sell all or substantially all of the Company's property and assets in order to facilitate liquidation and distribution to the Company's creditors and stockholders, as appropriate.

(b)     Adoption of this Plan by the Company's Stockholders.    The holders of a majority of the outstanding voting power of the Company's common stock, par value $.01 per share (the "Common Stock") shall have approved the dissolution of the Company and the adoption of this Plan, including those provisions authorizing the Board to sell all or substantially all of the Company's assets in connection therewith, at a special meeting of the stockholders of the Company called for such purpose by the Board or via a solicitation of written consent of stockholders.

(c)     Filing of the Certificate of Dissolution.    The filing of a Certificate of Dissolution of the Company (the "Certificate of Dissolution") pursuant to Section 275 of the DGCL specifying the date (no later than ninety (90) days after the filing) upon which the Certificate of Dissolution will become effective (the "Effective Date").

Notwithstanding the authorization of the Board pursuant to Section 1(a) above or the approval of stockholders pursuant to Section 1(b) above, the Company may continue to pursue other business opportunities and transactions, and, if for any reason, including the pursuit of such opportunities or transactions, the Board determines that such action would be in the best interests of the Company, it may, prior to the Effective Date, abandon the proposed dissolution and the proposed Plan pursuant to Section 275(e) of the DGCL. Upon the abandonment of the proposed dissolution and the proposed Plan, the Plan shall be void.

2.     Dissolution and Liquidation Period.

After the Effective Date, the steps set forth below shall be completed at such times as the Board, in its absolute discretion, deems necessary, appropriate or advisable. Without limiting the generality of the foregoing, the Board may instruct the officers of the Company to delay the taking of any of the following steps until the Company has performed such actions as the Board or such officers determine to be necessary, appropriate or advisable for the Company to maximize the value of the Company's assets upon liquidation:

(a)     The completion of all actions that may be necessary, appropriate or desirable to dissolve and terminate the corporate existence of the Company;

(b)     The cessation of all of the Company's business activities and the withdrawal of the Company from any jurisdiction in which it is qualified to do business, except as necessary to preserve the value of its assets, wind up its business affairs and distribute its assets pursuant to Section 278 of the DGCL;

(c)     The negotiation and consummation of sales of all of the assets and properties of the Company;

(d)     The payment, or the making of reasonable provision to pay all claims and obligations, including all contingent, conditional or unmatured contractual claims known to the Company, the making of such provision as will be reasonably likely to be sufficient to provide compensation for any claim against the Company which is the subject of a pending action, suit or proceeding to which the Company is a party and the making of such provision as will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the Company or that have not arisen but that, based on facts known to the Company, are likely to arise or to become known to the Company within 10 years after the date of dissolution; and

(e)     The distribution of the remaining funds of the Company and the distribution of remaining unsold assets of the Company, if any, to its stockholders.

Notwithstanding the foregoing, the Company shall not be required to follow the procedures described in Section 281(b) of the DGCL, and the adoption of the Plan by the holders of the Company's Common Stock shall constitute full and complete authority for the Board and the officers of the Company, without further stockholder action, to proceed with the dissolution and liquidation of the Company in accordance with any applicable provision of the DGCL, including, without limitation, Section 280 thereof.

3.     Authority of Officers and Directors.

The adoption of the Plan by the holders of the Company's Common Stock shall constitute full and complete authority for the Board and the officers of the Company, without further stockholder action, to do and perform any and all acts and to make, execute and deliver any and all agreements, conveyances, assignments, transfers, certificates and other documents of any kind and character that the Board or such officers deem necessary, appropriate or advisable: (i) to dissolve the Company in accordance with the laws of the State of Delaware and cause its withdrawal from all jurisdictions in which it is authorized to do business; (ii) to sell, dispose, convey, transfer and deliver the assets of the Company; (iii) to satisfy or provide for the satisfaction of the Company's obligations in accordance with Sections 280 and 281 of the DGCL; (iv) to satisfy any continuing obligations of the Company pursuant to any definitive purchase and sale agreement of substantially all assets of the Company and (v) to distribute all of the remaining funds of the Company and any unsold assets of the Company to the holders of the Company's preferred stock, par value $.01 per share (the “Preferred Stock”) and Common Stock.

4.     Sale of All or Substantially All of the Non-Cash Assets.

The Company shall determine whether and when to collect, sell, exchange or otherwise dispose of all or substantially all of its non-cash property and assets, including but not limited to all tangible assets, intellectual property and other intangible assets, in one or more transactions upon such terms and conditions as the Board, in its absolute discretion, deems expedient and in the best interests of the Company and the best interests of the stockholders, without any further vote or action by the Company's stockholders. The Company's non-cash assets and properties may be sold in one transaction or in several transactions to one or more buyers. The Company shall not be required to obtain appraisals, fairness opinions or other third-party opinions as to the value of its properties and assets in connection with the liquidation.

5.     Professional Fees and Expenses.

It is specifically contemplated that the Board may authorize the payment of a retainer fee to a law firm or law firms for legal fees and expenses of the Company, including, among other things, to cover any costs payable pursuant to the indemnification of the Company's officers or members of the Board provided by the Company pursuant to its certificate of incorporation and by-laws or the DGCL or otherwise.

In addition, in connection with and for the purpose of implementing and assuring completion of this Plan, the Company may, in the sole and absolute discretion of the Board, pay any brokerage, agency and other fees and expenses of persons rendering services to the Company in connection with the collection, sale, exchange or other disposition of the Company's property and assets and the implementation of this Plan. Approval of the adoption of the Plan by stockholders shall, to the fullest extent permitted by law, constitute approval of such payments by the stockholders of the Company.

6.     Indemnification.

The Company shall continue to indemnify its directors, officers and agents in accordance with its certificate of incorporation and by-laws and any contractual arrangements, for actions taken in connection with this Plan and the winding up of the affairs of the Company. The Board, in its sole and absolute discretion, is authorized to obtain and maintain insurance as may be necessary, appropriate or advisable to cover the Company's obligations hereunder, including without limitation directors' and officers' liability coverage.

7.     Liquidating Trust.

The Board may, but is not required to, establish a liquidating trust (the "Liquidating Trust") and distribute assets of the Company to the Liquidating Trust. The Liquidating Trust may be established by agreement with one or more trustees (the "Trustees") selected by the Board. If the Liquidating Trust is established by agreement with one or more Trustees, the trust agreement establishing and governing the Liquidating Trust shall be in form and substance determined by the Board. To the fullest extent permitted by law, adoption of the Plan by stockholders shall constitute the approval of the appointment of the Trustees, any trust agreement and any transfer of assets by the Company to the Trust. In the alternative, the Board may petition the Court for the appointment of one more Trustees to conduct the liquidation of the Company, subject to the supervision of the Court. Whether appointed by an agreement or by the Court, the Trustees shall in general be authorized to take charge of the Company's property, and to collect the debts and property due and belonging to the Company, with power to prosecute and defend, in the name of the Company, or otherwise, all such suits as may be necessary or proper for the foregoing purposes, and to appoint agents under them and to do all other acts which might be done by the Company that may be necessary, appropriate or advisable for the final settlement of the unfinished business of the Company.

8.     Liquidating Distributions.

Liquidating distributions, in cash or in kind, may be made from time to time to the holders of record of outstanding shares of Preferred Stock and Common Stock of the Company at the close of business on the Effective Date, as provided in Section 2 above, pro rata in accordance with the respective number of shares then held of record, and according to the Company’s certificate of incorporation; provided that, in the opinion of the Board, provision has been made for the payment of the obligations of the Company to the extent required by law. All determinations as to the time for and the amount and kind of liquidating distributions shall be made in the exercise of the absolute discretion of the Board and in accordance with Section 281 of the DGCL. As provided in Section 11 below, distributions made pursuant to this Plan shall be treated as made in complete liquidation of the Company within the meaning of the Code and the regulations promulgated thereunder.

9.     Amendment or Modification of Plan.

If for any reason the Board determines that such action would be in the best interests of the Company, it may amend or modify the Plan and all action contemplated thereunder, notwithstanding stockholder approval of the Plan; provided, however, that the Company will not amend or modify the Plan under circumstances that would require additional stockholder approval under the federal securities laws without complying with the federal securities laws.

10.     Cancellation of Stock and Stock Certificates.

Following the Effective Date and subject to applicable law, the Company shall no longer permit or effect transfers of any of its stock. As a condition to receipt of any liquidating distribution, the Board, in its absolute discretion, may require the stockholders to (i) surrender evidence of ownership of the Preferred Stock and Common Stock to the Company or its agents for recording of such distributions thereon, or (ii) furnish the Company with evidence satisfactory to the Board of the loss, theft or destruction of any such evidence documenting ownership of the Preferred Stock and Common Stock, together with such surety bond or other security or indemnity as may be required by and satisfactory to the Board.

11.     Liquidation under Code Sections 331 and 336.

It is intended that this Plan shall be a plan of complete liquidation of the Company in accordance with the terms of Sections 331 and 336 of the Code, which plan shall only go into effect upon the Effective Date, and not prior to such date. The Plan shall be deemed to authorize the taking of such action as, in the opinion of counsel for the Company, may be necessary to conform with the provisions of Sections 331 and 336 and the regulations promulgated thereunder, including, without limitation, the making of any elections thereunder, if applicable.

12.     Filing of Tax Forms.

The appropriate officers of the Company are authorized and directed, within thirty (30) days after the Effective Date, to execute and file United States Treasury Form 966 for the Company and any appropriate subsidiaries, pursuant to Section 6043 of the Code. The appropriate officers of the Company and its subsidiaries are also authorized to file any additional returns, forms and reports with the Internal Revenue Service, or other taxing authorities, including state and local taxing authorities, as may be necessary or appropriate in connection with this Plan and the carrying out thereof.

Annex B

Annual Report on Form 10-K For the Fiscal Year Ended December 31, 2011

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-K

(Mark One)

[X]	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2011

[_]	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from to

Commission File No. 000-52559

FSP Phoenix Tower Corp.

(Exact name of registrant as specified in its charter)

Delaware	20-3965390
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

401 Edgewater Place, Wakefield, Massachusetts	01880
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 557-1300

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Preferred Stock, $.01 par value per share

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes [_]   No [X].

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or 15(d) of the Act. Yes [_]   No [X].

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X]   No [_].

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Website, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes [X]   No [_].

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (229.405 of this chapter) is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [X]

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer [_]	Accelerated filer [_]
Non-accelerated filer [_] (Do not check if a smaller reporting company)	Smaller reporting company [X]

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act). Yes [_]   No [X].

As of June 30, 2011, the aggregate fair market value of Common Stock held by non-affiliates of the registrant was $0.

The number of shares of Common Stock outstanding was 1 and the number of shares of Preferred Stock outstanding was 1,050, each as of February 29, 2012.

Documents incorporated by reference: None.

PART I

Item 1.    Business

History

Our company, FSP Phoenix Tower Corp., which individually or together with its subsidiaries, we refer to as the “Company”, “we” or “our”, is a Delaware corporation formed to purchase, own, operate, improve and reposition in the marketplace a thirty-four story multi-tenant office building containing approximately 629,054 rentable square feet of space located on approximately 2.1 acres of land in Houston, Texas, which we refer to as the Property. The Company operates in a manner intended to qualify as a real estate investment trust, or REIT, for federal income tax purposes.

The Company was organized in December 2005 by FSP Investments LLC (member, FINRA and SIPC), a wholly-owned subsidiary of Franklin Street Properties Corp., which we refer to as Franklin Street (NYSE Amex: FSP). FSP Investments LLC acted as a real estate investment firm and broker/dealer with respect to (a) the organization of the Company, (b) the acquisition of the Property by the Company and (c) the sale of equity interests in the Company.

The Company purchased the Property from an unaffiliated third party for $74,500,000 on February 22, 2006. The purchase price, which was determined based on arm’s-length negotiations, was financed entirely by a loan from Franklin Street collateralized by a first mortgage, which we refer to as the First Mortgage Loan. The First Mortgage Loan was repaid in its entirety on August 22, 2006 from the proceeds of the sale of equity interests in the Company. Total interest and loan fees incurred on the First Mortgage Loan were approximately $6,840,000. The Company acquired the Property through a limited partnership, FSP Phoenix Tower Limited Partnership, of which the Company is the sole limited partner and of which FSP Phoenix Tower LLC, a wholly-owned subsidiary of the Company, is the sole general partner. The sole business of FSP Phoenix Tower Limited Partnership is to own and operate the Property; the sole business of each of FSP Phoenix Tower LLC and the Company is to hold the equity interests of FSP Phoenix Tower Limited Partnership.

The Company commenced operations in February 2006.

Franklin Street holds the sole share of the Company’s common stock, $.01 par value per share, which we refer to as the Common Stock. Between March 2006 and September 2006, FSP Investments LLC completed the sale on a best efforts basis of 1,050 shares of the Company’s preferred stock, $.01 par value per share, which we refer to as the Preferred Stock. We sold the Preferred Stock for an aggregate consideration of approximately $104,316,000 in a private placement offering to 789 “accredited investors” within the meaning of Regulation D under the Securities Act of 1933. Between March 31, 2006 and September 22, 2006, the Company held 10 investor closings, at each of which shares of Preferred Stock were sold and funds were received. On September 22, 2006, Franklin Street purchased 48 shares of Preferred Stock (approximately 4.6% of the 1,050 shares sold) for $4,116,000, representing $4,800,000 at the offering price net of commissions of $384,000 and fees of $300,000 that were excluded. Prior to purchasing any shares of Preferred Stock, Franklin Street agreed to vote any shares held by it on any matter presented to the holders of Preferred Stock in a manner that approximates as closely as possible the votes cast in favor of and opposed to such matter by the holders of the Preferred Stock other than Franklin Street and its affiliates. For purposes of determining how Franklin Street votes its shares of Preferred Stock, abstentions and non-votes by stockholders other than Franklin Street are not considered. Funds from each individual closing were used to repay the First Mortgage Loan and associated fees as well as other expenses payable to Franklin Street’s wholly-owned subsidiary, FSP Investments LLC. The use of proceeds received from the offerings of Preferred Stock and affiliates receiving payments are set forth in the table below:

1

Use of proceeds:
Type	Affiliate paid	Amount
Operating/Capital Reserve (1)		$ 15,012,500
Organizational, Offering and
Other Expenditures for the Company(2)(6)	FSP Investments LLC	525,000
Selling Commissions(3)	FSP Investments LLC	8,016,000
Acquisition-Related Costs:
Purchase Price of the Property(4)	Franklin Street Properties Corp.	74,500,000
Loan Fee Paid to Franklin Street (5)	Franklin Street Properties Corp.	5,761,500
Acquisition Fee(6)	FSP Investments LLC	501,000
Total Uses of Gross Offering Proceeds		$ 104,316,000

(1)	The Operating/Capital Reserve proceeds were retained by the Company for operating and capital uses.
(2)	Organizational, Offering and Other Expenditures were paid for various expenses, including legal, accounting, appraisal, engineering and organizational expenses allocable to the offering, incurred in connection with the organization and syndication of the Company.
(3)	Selling Commissions were paid to FSP Investments LLC, as Selling Agent.
(4)	The Purchase Price of the Property was financed by the First Mortgage Loan, which was repaid from proceeds of the offering.
(5)	The Loan Fee Paid to Franklin Street was a fee (or points) payable to Franklin Street to obtain the First Mortgage Loan to purchase the Property in the amount of $5,761,500 . The First Mortgage Loan was in an original principal amount equal to the purchase price of the Property, and had a term of two years, which was prepayable at any time without premium or penalty and carried an interest rate equal to the rate payable by Franklin Street on borrowings under its line of credit with its bank.
(6)	The Acquisition Fee was paid for various services in connection with identifying and acquiring the Property.

Transactions between the Company and Franklin Street and/or its affiliates were entered into without the benefit of arm’s-length bargaining and involved conflicts of interest. Although Franklin Street has sponsored the syndication of other REITs similar to the Company and has in the past acquired some of those REITs, Franklin Street is under no obligation to acquire or to offer to acquire the Company or the outstanding shares of Preferred Stock, and any acquisition transaction would need to be approved by the Company’s stockholders and the boards of directors of Franklin Street and the Company. Please see “Item 13. Certain Relationships and Related Transactions, and Director Independence”.

Our Business

Our sole business is to own, operate, improve and reposition in the marketplace the Property and we do not intend to invest in or purchase any additional properties. We derive rental revenue from income paid to us by the tenants of the Property. Asset and property management services are provided by third parties.

The Property was completed in 1984 and is a 34-story multi-tenant office building containing approximately 629,054 rentable square feet of space located on approximately 2.1 acres of land in Houston, Texas. The Property benefits from a glass-enclosed fully-integrated attached eight-level parking garage designed to accomodate up to 1,649 parking spaces. In addition to approximately 17 on-site surface parking spaces, the Property also has the right to use approximately 190 additional uncovered off-site spaces at an adjacent property pursuant to a lease that expires on February 28, 2019.

The Property underwent a remeasurement of space in 1997. This remeasurement concluded that the rentable space in the Property should be increased from approximately 618,578 square feet to approximately 629,054 square feet. This Annual Report on Form 10-K makes reference to the more recently determined 629,054 square foot number in all of its general descriptions of the Property. Because lease payments are calculated on a per square foot basis, the Company believes that the potential exists in the future to gain greater amounts of rental income from leasing this extra space. However, the Company also believes that any such potential gains will not come immediately as existing tenants and their respective leases are mostly based upon the previous 618,578 square foot measurement. Accordingly, all tenant and lease descriptions set forth in this Annual Report on Form 10-K reflect the terms and conditions of the respective lease documents, which generally are based on the 618,578 square foot measurement instead of the 629,054 square foot number.

2

Since its completion in 1984, the Property has competed within the office market in Houston, Texas.  Management believes that the Property is still competitive with other office buildings, but given its age, determined at the time of acquisition that it needed improvements in several important areas in order to maintain or enhance its prominent position in the marketplace.  Management believes that such a repositioning could increase the value of the Property and lead to higher future rent and occupancy levels.  The improvements included, among others, remediation of the glass façade and upgrades to the garage, ground floor lobby, ninth floor sky lobby and terrace, streetscape and landscape.  The improvements were substantially completed in June 2009 at a cost of approximately $12 million and have received favorable responses from our existing tenants, potential future tenants and the local leasing community.

Conditions, including new leasing activity, at the Property have caused management to make additional improvements at additional cost in order to further enhance the Property. Through December 31, 2011, the Company had incurred additional costs of approximately $3.7 million to make additional improvements to the Property, including an elevator modernization project (described further below), common corridor upgrades, multi-tenant corridor conversions and the establishment of a fitness center.  If future conditions warrant, management may elect to make additional improvements at additional cost in order to further enhance the Property.

On September 15, 2010, we entered into a $2.8 million dollar contract with Thyssen Krupp Elevator Corporation to modernize 21 elevators serving the Property. Over the years, the increasing costs to maintain and operate the system’s mechanical relay controls, as well as the declining level of performance of the vertical transportation, have warranted the modernization project. The work commenced during the fourth quarter of 2010 and was completed on budget and on time at the end of 2011. Management believes that the elevator modernization project could reduce operating costs, improve the overall performance of elevator service, and provide another positive attribute to entice prospective tenants.

The Property is occupied by a diverse group of tenants, including financial institutions, energy firms, law firms and other professional service organizations. As of December 31, 2011, the Property was approximately 82% leased, a 9.8% increase from the prior quarter. Management is aggressively working to lease all vacant space. Management believes that any tenant that leases 10% or more of the Property’s rentable space is material. As of December 31, 2011, Permian Mud Service, Inc., an energy-related firm d/b/a Champion Technologies, leased approximately 95,310 square feet (15%) of the Property’s rentable space through February 2018. Other prominent additional tenants include Allen Boone Humphries Robinson LLP, (law firm), which leases approximately 51,153 square feet (8%) through July 2018 and Thompson and Horton LLP, (law firm), which leases approximately 18,708 square feet (3%) through November 2018. Permian Mud Service, Inc., Allen Boone Humphries Robinson LLP, and Thompson and Horton account for approximately 165,171 square feet (27%) of the rentable area of the Property. Other well-known tenants include Sprint Communications, Lincoln National Life Insurance Company and the NetApp, Inc. There are currently approximately 45 tenants leasing office space at the Property.

On January 12, 2012, we entered into an amendment to the lease with Permian Mud Service, Inc. Pursuant to that amendment, Permian Mud Service, Inc. added approximately 10,131 square feet of space at the Property. The commencement date for the additional premises is expected to be on or about April 1, 2012. The expiration date for the additional premises is February 28, 2018. Accordingly, from and after the commencement date for the additional premises, Permian Mud Service, Inc. will lease an aggregate of approximately 105,441 square feet of space at the Property, or approximately 17% of the Property’s rentable area.

Some of the Property’s leases are structured on a full-service base year system, where tenants reimburse the landlord for operating expenses above an initial base year. However, as of July 2007, for new and renewing leases, management initiated a conversion from full-service base year leases to net leases, where tenants pay annual base net rent, plus the tenant’s proportionate share of operating expenses. Normal operating expenses at the Property include, but are not limited to, maintenance, repairs, real estate taxes, insurance, utilities and management costs. The landlord is generally obligated, at its expense, to maintain and replace, if necessary, all structural components of the Property, including walls, roof, slab and foundation.

3

FSP Property Management LLC, a wholly-owned subsidiary of Franklin Street, provides the Company with asset management and financial reporting services, which include but are not limited to, selecting and supervising a local property management company and local leasing brokers, approving lease transactions, evaluating performance of the asset, and recommending appropriate stockholder distributions to the Board of Directors of the Company. The asset management agreement between the Company and FSP Property Management LLC requires the Company to pay FSP Property Management LLC a monthly fee equal to one percent (1%) of that month’s gross revenues of the Property. The asset management agreement between the Company and FSP Property Management LLC may be terminated by either party without cause at any time, upon at least thirty (30) days written notice. Hines Interests Limited Partnership provides the Company with local, on-site property management and building maintenance services and periodic financial, operating and budget reports relating to the operation of the Property for review by FSP Property Management LLC. Hines Interests Limited Partnership is a third-party service provider that is not related to or affiliated with Franklin Street. The management agreement between the Company and Hines Interests Limited Partnership requires the Company to pay Hines Interests Limited Partnership a monthly fee equal to three percent (3%) of the net operating receipts collected in the preceding month. The management agreement between the Company and Hines Interests Limited Partnership may be terminated by either party without cause at any time, upon at least thirty (30) days written notice.

Investment Objectives

The Company’s objectives are to (i) improve and reposition the Property in the marketplace, (ii) obtain cash available to pay dividends through rental receipts from operations of the Property, (iii) have that cash increase over time as a result of rental rate step increases in existing leases, (iv) have our rental revenue potentially increase over time if rental rates increase for new leases, (v) provide increased equity in the Property to our holders of Preferred Stock as a result of appreciation in market value, and (vi) preserve and protect the capital invested by the holders of our Preferred Stock. We cannot be sure of meeting our objectives.

Our policy is not to make loans to other persons, not to invest in the securities of other issuers for the purpose of exercising control, not to underwrite the securities of other issuers, not to offer securities in exchange for property and not to purchase or otherwise reacquire our securities. These policies may be changed by our directors without a vote of the holders of shares of our Preferred Stock.

We have issued our shares of Preferred Stock in the 2006 offering described above. No additional shares of Preferred Stock are authorized by our charter, and authorization of any increase in the number of authorized shares or the creation of any new series or class of stock would require the affirmative vote of the holders of 66.67% of the outstanding shares of Preferred Stock.

We intend to dispose of the Property at such time that our directors determine that we have achieved our investment objectives. We do not intend to reinvest the proceeds and would distribute cash proceeds to stockholders following such disposition. We also do not intend to list our shares of Preferred Stock on an exchange and therefore do not expect any trading market to develop in such shares.

On February 22, 2012, we sent a special communication to the holders of our Preferred Stock to inform them that our board of directors had made the decision to try to sell the Property. More specifically, we have retained CB Richard Ellis to facilitate a potential sale of the Property. We believe that recent leasing activity at the Property, together with an improving and active Houston office building investment climate, are combining to create a potentially advantageous sales opportunity for the holders of our Preferred Stock. Of course, any sale of the Property would be subject to a number of conditions, including approval by our board of directors, review by the U.S. Securities and Exchange Commission and approval by a majority of the holders of our Preferred Stock.

We have the right to obtain a line of credit as described below.

Revolving Line of Credit

Given the amount of space that needs to be leased and the potential for significant tenant improvement allowances and leasing commissions, on December 4, 2008, we entered into a three-year secured promissory note for a revolving line of credit, which we refer to as the Phoenix Revolver, with Franklin Street for up to $15,000,000. On March 31, 2011, the Phoenix Revolver was amended to extend its maturity date from November 2011 to November 30, 2012 and to increase the interest rate applicable to advances thereunder from the 30-day LIBOR rate plus 300 basis points to the 30-day LIBOR rate plus 440 basis points (4.67% at December 31, 2011). The Phoenix Revolver is secured by a mortgage on the Property and each advance thereunder requires payment of a 50 basis point draw fee. We anticipate that the Phoenix Revolver will be replaced or refinanced on or before its maturity date. However, there can be no assurance that we will be able to replace or refinance the Phoenix Revolver on favorable terms or at all. As of December 31, 2011, advances drawn and outstanding under the Phoenix Revolver totaled $11,000,000. For the years ended December 31, 2011 and 2010, the draw fees were $22,500 and $14,500, respectively, and interest expense paid to Franklin Street was approximately $390,000 and $135,000, respectively.

4

Competition

The Property is an office building located in Houston, Texas. The Property is competing against the other office buildings which are or may become available in the general area in which the Property is located and which may be priced at rental levels lower than those for space in the Property or which may otherwise be more attractive to tenants. In order to lease existing vacancy, the Property must be competitive, in regards to cost and amenities, with other buildings of similar use near our location. Some of our competitors may have significantly more resources than we do and may be able to offer more attractive rental rates or services. On the other hand, some of our competitors may be smaller or have lower fixed overhead costs, less cash or other resources that make them willing or able to accept lower rents in order to maintain a certain occupancy level. If, at any time, there is no significant existing competition for the Property, our competitors may decide to enter the market and build new buildings to compete with our Property. Our competition is not only with other developers, but also with property users who choose to own their building. In addition, larger market forces beyond our control, such as general economic conditions, may increase competition among landlords for quality tenants and individual decisions beyond our control. Given that the Property is a multi-tenant office building that is leased to a diverse group of tenants with staggered lease expirations, we cannot predict which competitive factors will be relevant to prospective future tenants at this time.

In light of the recent improvements to the Property, management believes that the position of the Property in the local office market is strong and management is optimistic that the existing vacant space will ultimately be leased to new tenants. Please see “Part I, Item 2. Properties” for additional information on the improvements to the Property.

Employees

We had no employees as of December 31, 2011.

Available Information

We are subject to the informational requirements of the Securities Exchange Act of 1934, and, in accordance therewith, we file reports and other information with the Securities and Exchange Commission (SEC). This Annual Report on Form 10-K and other reports and other information we file can be inspected and copied at the SEC Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 on official business days during the hours of 10:00 to 3:00 pm. Such reports, proxy and information statements, if any, and other information about issuers that file electronically with the SEC may also be obtained from the web site that the SEC maintains at http://www.sec.gov. Further information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.

We will make available and voluntarily provide, free of charge upon written request at the address on the cover of this Annual Report on Form 10-K, a copy of our Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) of the Exchange Act as soon as reasonably practicable after we electronically file such material with, or furnish such material to, the SEC. We do not maintain a website.

Item 1A.   Risk Factors

Not applicable.

Item 1B.   Unresolved Staff Comments

Not applicable.

5

Item 2.    Properties

Set forth below is information regarding the Property as of December 31, 2011:

			Percent
	Date of	Approx.	Leased as	Number	Name of
Property Location	Purchase	Square Feet	of 12/31/11	of Tenants	Major Tenant

3200 Southwest Freeway	02/22/06	629,054	82%	45	Permian Mud Service, Inc.
Houston, TX 77027

We acquired the Property on February 22, 2006 through a limited partnership, all of whose equity interest is owned, directly or indirectly, by the Company. In the opinion of our management, the Property is adequately covered by insurance.

The Property was completed in 1984 and is a 34-story multi-tenant office building containing approximately 629,054 rentable square feet of space located on approximately 2.1 acres of land in Houston, Texas. The Property benefits from a glass-enclosed fully-integrated attached eight-level parking garage designed to accomodate up to 1,649 parking spaces. In addition to approximately 17 on-site surface parking spaces, the Property also has the right to use approximately 190 additional uncovered off-site spaces at an adjacent property pursuant to a lease that expires on February 28, 2019.

The Property underwent a remeasurement of space in 1997. This remeasurement concluded that the rentable space in the Property should be increased from approximately 618,578 square feet to approximately 629,054 square feet. Holders of our Preferred Stock should note that this Annual Report on Form 10-K makes reference to the newly determined 629,054 square foot number in all of its general descriptions of the Property. Because lease payments are calculated on a per square foot basis, the Company believes that the potential exists in the future to gain greater amounts of rental income from leasing this extra space. However, the Company also believes that any such potential gains will not come immediately as existing tenants and their respective leases are based for the most part upon the previous 618,578 square foot measurement. Accordingly, holders of our Preferred Stock should note that all tenant and lease descriptions set forth in this Annual Report on Form 10-K reflect the terms and conditions of their respective lease documents, which in most cases are based on the 618,578 square foot measurement instead of the 629,054 square foot number.

Since its completion in 1984, the Property has competed within the office market in Houston, Texas.  Management believes that the Property is still competitive with other office buildings, but given its age, determined at the time of acquisition that it needed improvements in several important areas in order to maintain or enhance its prominent position in the marketplace.  Management believes that such a repositioning could increase the value of the Property and lead to higher future rent and occupancy levels.  The improvements included, among others, remediation of the glass façade and upgrades to the garage, ground floor lobby, ninth floor sky lobby and terrace, streetscape and landscape.  The improvements were substantially completed in June 2009 at a cost of approximately $12 million and have received favorable responses from our existing tenants, potential future tenants and the local leasing community.

Conditions, including new leasing activity, at the Property have caused management to make additional improvements at additional cost in order to further enhance the Property. Through December 31, 2011, the Company had incurred additional costs of approximately $3.7 million to make additional improvements to the Property, including an elevator modernization project (described further below), common corridor upgrades, multi-tenant corridor conversions and the establishment of a fitness center.  If future conditions warrant, management may elect to make additional improvements at additional cost in order to further enhance the Property.

On September 15, 2010, we entered into a $2.8 million dollar contract with Thyssen Krupp Elevator Corporation to modernize 21 elevators serving the Property. Over the years, the increasing costs to maintain and operate the system’s mechanical relay controls, as well as the declining level of performance of the vertical transportation, have warranted the modernization project. The work commenced during the fourth quarter of 2010 was completed on time and on budget at the end of 2011. Management believes that the elevator modernization project could reduce operating costs, improve the overall performance of elevator service, and provide another positive attribute to entice prospective tenants.

Below is certain information with respect to the Property’s tenants and leases.

6

Tenants

The Property is occupied by a diverse group of tenants, including financial institutions, energy firms, law firms and other professional service organizations. As of December 31, 2011, the Property was approximately 82% leased, a 9.8% increase from the prior quarter. Management is aggressively working to lease all vacant space. Management believes that any tenant that leases 10% or more of the Property’s rentable space is material. As of December 31, 2011, Permian Mud Service, Inc., an energy-related firm d/b/a Champion Technologies, leased approximately 95,310 square feet (15%) of the Property’s rentable space through February 2018. Other prominent additional tenants include Allen Boone Humphries Robinson LLP, (law firm), which leases approximately 51,153 square feet (8%) through July 2018 and Thompson and Horton LLP, (law firm), which leases approximately 18,708 square feet (3%) through November 2018. Permian Mud Service, Inc., Allen Boone Humphries Robinson LLP, and Thompson and Horton account for approximately 165,171 square feet (27%) of the rentable area of the Property. Other well-known tenants include Sprint Communications, Lincoln National Life Insurance Company and the NetApp, Inc. There are currently approximately 45 tenants leasing office space at the Property.

On January 12, 2012, we entered into an amendment to the lease with Permian Mud Service, Inc. Pursuant to that amendment, Permian Mud Service, Inc. added approximately 10,131 square feet of space at the Property. The commencement date for the additional premises is expected to be on or about April 1, 2012. The expiration date for the additional premises is February 28, 2018. Accordingly, from and after the commencement date for the additional premises, Permian Mud Service, Inc. will lease an aggregate of approximately 105,441 square feet of space at the Property, or approximately 17% of the Property’s rentable area.

Permian Mud Service, Inc. (d/b/a Champion Technologies)

Champion Technologies is a specialty chemical company that offers innovative and environmentally acceptable solutions to oil and gas production problems. Champion Technologies delivers technical solutions that enhance productivity and improve well economics. The information contained in the preceding sentences is from Champion Technologies’ website and has not been independently verified by us. Additional information is available on Permian Mud Service, Inc.’s website at http://www.permianmud.com or Champion Technologies’ website at http://www.champ-tech.com .

Leases

Some of the Property’s leases are structured on a full-service base year system, where tenants reimburse the landlord for operating expenses above an initial base year. However, as of July 2007, for new and renewing leases, management initiated a conversion from full-service base year leases to net leases, where tenants pay annual base net rent, plus the tenant’s proportionate share of operating expenses. Normal operating expenses at the Property include, but are not limited to, maintenance, repairs, real estate taxes, insurance, utilities and management costs. The landlord is generally obligated, at its expense, to maintain and replace, if necessary, all structural components of the Property, including walls, roof, slab and foundation.

Additional Operating Data

Additional information regarding the amount of the Property’s annual real estate taxes and insurance can be found in the Statements of Operations that are included with this Annual Report on Form 10-K. Additional information regarding the Property’s Federal tax basis, rate, method and life claimed for purposes of depreciation can be found in the Notes to Consolidated Financial Statements that are included with this Annual Report on Form 10-K.

Item 3.    Legal Proceedings

There are no material legal proceedings to which the Company is a party. The Company from time to time may be involved in lawsuits including, but not limited to, lawsuits relating to the real property it owns for liability for slips and falls, damage to automobiles in the parking garage, minor theft or similar matters. The Company expects that most of these suits will be covered by insurance, subject to customary deductions. In addition, in the ordinary course of business, the Company may become involved in litigation to collect rents or other income due to it from tenants.

Item 4.    Mine Safety Disclosures

Not applicable.

7

PART II

Item 5.    Market For Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities

There is no established public trading market for the Company’s Common Stock or Preferred Stock.

As of February 29, 2012, Franklin Street was the sole holder of record of the Common Stock and there were 797 holders of record of the Preferred Stock. This computation is based upon the number of record holders reflected in our corporate records. The final sale of Preferred Stock occurred on September 22, 2006 and following that date no further distributions have been or will be declared on the Common Stock. The last Common Stock distribution was declared on September 21, 2006 and was paid on September 29, 2006.

Set forth below are the distributions made to Preferred Stockholders in respect of each quarter from the last two fiscal years. Distributions are determined based on the Company’s Board of Directors’ review of cash available for distribution and distribution requirements necessary for the Company to continue to qualify as a real estate investment trust. We cannot guarantee the future payment of dividends or the amount of any such dividends. See Note 4 of the Notes to Consolidated Financial Statements for additional information.

Distributions
paid to
Quarter	Preferred
Ended	Stockholders

March 31, 2010	$999,600
June 30, 2010	1,099,350
September 30, 2010	999,600
December 31, 2010	810,600

March 31, 2011	$749,700
June 30, 2011	699,300
September 30, 2011	699,300
December 31, 2011	699,300

The following schedule summarizes tax components of the distributions paid for the years ended December 31:

(dollars in thousands)	2011		2010
	Preferred	%	Preferred	%
Ordinary income	$-	0%	$923	24%
Return of Capital	2,847	100%	2,986	76%

Total	$2,847	100%	$3,909	100%

The Company does not have an equity compensation plan or any outstanding stock options or other securities convertible into the Company’s Common Stock.

Item 6.    Selected Financial Data

Not applicable.

8

Item 7.     Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following discussion should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this report. Historical results and percentage relationships set forth in the consolidated financial statements, including trends which might appear, should not be taken as necessarily indicative of future operations. The following discussion and other parts of this Annual Report on Form 10-K may also contain forward-looking statements based on current judgments and current knowledge of management, which are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those indicated in such forward looking statements. Accordingly, readers are cautioned not to place undue reliance on forward-looking statements. Investors are cautioned that our forward-looking statements involve risks and uncertainty, including without limitation, economic conditions in the United States and in the market where we own the Property, disruptions in the debt markets, risks of a lessening of demand for the type of real estate owned by us, our ability to lease our vacant space, changes in government regulations and regulatory uncertainty, and expenditures that cannot be anticipated such as utility rate and usage increases, unanticipated repairs, additional staffing, insurance increases and real estate tax valuation reassessments. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. We may not update any of the forward-looking statements after the date this Annual Report on Form 10-K is filed to conform them to actual results or to changes in our expectations that occur after such date, other than as required by law.

Overview

FSP Phoenix Tower Corp., which we refer to as the Company, is a Delaware corporation formed to purchase, own, operate, improve and reposition in the marketplace a 34-story multi-tenant office building containing approximately 629,054 rentable square feet of space located on approximately 2.1 acres of land in Houston, Texas, which we refer to as the Property. The Property was completed in 1984 and benefits from a glass-enclosed fully-integrated attached eight-level parking garage designed to accomodate up to 1,649 parking spaces. In addition to approximately 17 on-site surface parking spaces, the Property also has the right to use approximately 190 additional uncovered off-site spaces at an adjacent property pursuant to a lease that expires on February 28, 2019.

Franklin Street Properties Corp., which we refer to as Franklin Street, is the sole holder of our one share of common stock, $.01 par value per share, which we refer to as the Common Stock, that is issued and outstanding. Between March 2006 and September 2006, FSP Investments LLC (member FINRA and SIPC), a wholly-owned subsidiary of Franklin Street, completed the sale on a best efforts basis of 1,050 shares of our preferred stock, $.01 par value per share, which we refer to as the Preferred Stock. FSP Investments LLC sold the Preferred Stock in a private placement offering to “accredited investors” within the meaning of Regulation D under the Securities Act of 1933. Since the completion of the placement of the Preferred Stock in September 2006, Franklin Street has not been entitled to share in any earnings or dividend related to the Common Stock.

We operate in one business segment, which is real estate operations, and own a single property. Our real estate operations involve real estate rental operations, leasing services and property management services. The main factor that affects our real estate operations is the broad economic market conditions in the United States and, more specifically, the economic conditions in Houston, Texas, the relevant submarket. These market conditions affect the occupancy levels and the rent levels on both a national and local level. We have no influence on national or local market conditions.

Trends and Uncertainties

Economic Conditions

The economy in the United States is continuing to experience a period of limited economic growth, including high levels of unemployment, the failure and near failure of a number of financial institutions and increased credit risk premiums for a number of market participants. Economic conditions may be affected by numerous factors, including but not limited to, inflation and employment levels, energy prices, slow growth and/or recessionary concerns, changes in currency exchange rates, geopolitical events, the regulatory environment and the availability of debt and interest rate fluctuations. Current and future economic factors may negatively affect real estate values, occupancy levels and property income. At this time, we cannot predict the extent or duration of any negative impact that current or future economic factors will have on our business.

9

Potential Sale of the Property

On February 22, 2012, we sent a special communication to the holders of our Preferred Stock to inform them that our board of directors had made the decision to try to sell the Property. More specifically, we have retained CB Richard Ellis to facilitate a potential sale of the Property. We believe that recent leasing activity at the Property, together with an improving and active Houston office building investment climate, are combining to create a potentially advantageous sales opportunity for the holders of our Preferred Stock. Of course, any sale of the Property would be subject to a number of conditions, including approval by our board of directors, review by the U.S. Securities and Exchange Commission and approval by a majority of the holders of our Preferred Stock.

Real Estate Operations

The Property is occupied by a diverse group of tenants, including financial institutions, energy firms, law firms and other professional service organizations. As of December 31, 2011, the Property was approximately 82% leased, a 9.8% increase from the prior quarter. Management is aggressively working to lease all vacant space. Management believes that any tenant that leases 10% or more of the Property’s rentable space is material. As of December 31, 2011, Permian Mud Service, Inc., an energy-related firm d/b/a Champion Technologies, leased approximately 95,310 square feet (15%) of the Property’s rentable space through February 2018. Other prominent additional tenants include Allen Boone Humphries Robinson LLP, (law firm), which leases approximately 51,153 square feet (8%) through July 2018 and Thompson and Horton LLP, (law firm), which leases approximately 18,708 square feet (3%) through November 2018. Permian Mud Service, Inc., Allen Boone Humphries Robinson LLP, and Thompson and Horton account for approximately 165,171 square feet (27%) of the rentable area of the Property. Other well-known tenants include Sprint Communications, Lincoln National Life Insurance Company and the NetApp, Inc. There are currently approximately 45 tenants leasing office space at the Property.

On January 12, 2012, we entered into an amendment to the lease with Permian Mud Service, Inc. Pursuant to that amendment, Permian Mud Service, Inc. added approximately 10,131 square feet of space at the Property. The commencement date for the additional premises is expected to be on or about April 1, 2012. The expiration date for the additional premises is February 28, 2018. Accordingly, from and after the commencement date for the additional premises, Permian Mud Service, Inc. will lease an aggregate of approximately 105,441 square feet of space at the Property, or approximately 17% of the Property’s rentable area.

Since its completion in 1984, the Property has competed within the office market in Houston, Texas.  Management believes that the Property is still competitive with other office buildings, but given its age, determined at the time of acquisition that it needed improvements in several important areas in order to maintain or enhance its prominent position in the marketplace.  Management believes that such a repositioning could increase the value of the Property and lead to higher future rent and occupancy levels.  The improvements included, among others, remediation of the glass façade and upgrades to the garage, ground floor lobby, ninth floor sky lobby and terrace, streetscape and landscape.  The improvements were substantially completed in June 2009 at a cost of approximately $12 million and have received favorable responses from our existing tenants, potential future tenants and the local leasing community.

Conditions, including new leasing activity, at the Property have caused  management to make additional improvements at additional cost in order to further enhance the Property. Through December 31, 2011, the Company had incurred additional costs of approximately $3.7 million to make additional improvements to the Property, including an elevator modernization project (described further below), common corridor upgrades, multi-tenant corridor conversions and the establishment of a fitness center.  If future conditions warrant, management may elect to make additional improvements at additional cost in order to further enhance the Property

On September 15, 2010, we entered into a $2.8 million dollar contract with Thyssen Krupp Elevator Corporation to modernize 21 elevators serving the Property. Over the years, the increasing costs to maintain and operate the system’s mechanical relay controls, as well as the declining level of performance of the vertical transportation, have warranted the modernization project. The work commenced during the fourth quarter of 2010 and was completed on time and on budget at the end of 2011. Management believes that the elevator modernization project could reduce operating costs, improve the overall performance of elevator service, and provide another positive attribute to entice prospective tenants.

10

It is difficult for management to predict what will happen to occupancy and rents at the Property because the need for space and the price tenants are willing to pay are tied to both the local economy and to the larger trends in the national economy, such as job growth, interest rates, the availability of credit and corporate earnings, which in turn are tied to even larger macroeconomic and political factors, such as recessionary concerns, volatility in energy pricing and the risk of terrorism. In addition to the difficulty of predicting macroeconomic factors, it is difficult to predict how our local market or tenants (existing and potential) will suffer or benefit from changes in the larger economy. In addition, because the Property is in a single geographical market, these macroeconomic trends may have a different effect on the Property and on its tenants (existing and potential), some of which may operate on a national level. Although we cannot predict how long it will take to lease vacant space at the Property or what the terms and conditions of any new leases will be, we expect to sign new leases at current market rates which may be below the expiring rates. Until the existing vacancy is re-leased, we could see lower occupancy rates and/or lower dividend yields.

Given the amount of space that needs to be leased and the potential for significant tenant improvement allowances and leasing commissions, on December 4, 2008, we entered into a three-year secured promissory note for a revolving line of credit, which we refer to as the Phoenix Revolver, with Franklin Street for up to $15,000,000. On March 31, 2011, the Phoenix Revolver was amended to extend its maturity date from November 2011 to November 30, 2012 and to increase the interest rate applicable to advances thereunder from the 30-day LIBOR rate plus 300 basis points to the 30-day LIBOR rate plus 440 basis points (4.67% at December 31, 2011). The Phoenix Revolver is secured by a mortgage on the Property and each advance thereunder requires payment of a 50 basis point draw fee. We anticipate that the Phoenix Revolver will be replaced or refinanced on or before its maturity date. However, there can be no assurance that we will be able to replace or refinance the Phoenix Revolver on favorable terms or at all. As of December 31, 2011, advances drawn and outstanding under the Phoenix Revolver totaled $11,000,000. For the years ended December 31, 2011 and 2010, the draw fees were $22,500 and $14,500, respectively, and interest expense paid to Franklin Street was approximately $390,000 and $135,000, respectively.

For the three months ended December 31, 2011, we believe that vacancy rates decreased slightly and that rental rates remained relatively unchanged for buildings in the Houston office market compared to the third quarter of 2011. These trends may continue, worsen or improve in the future. Continuing economic turmoil has slowed the pace of leasing activity in the Houston market and will likely prolong the time it takes to lease the vacant space at the Property. However, management believes that the repositioning of the Property in the marketplace, combined with a dwindling supply of large blocks of available Class A office space in the area, will continue to result in increased inquiries from prospective tenants. Management also believes that the position of the Property within the city’s office market is strong, and management is optimistic that the existing vacant space will ultimately be leased to new tenants.

The potential for any of our tenants to default on its lease or to seek the protection of bankruptcy laws exists. If any of our tenants defaults on its lease, we may experience delays in enforcing our rights as a landlord and may incur substantial costs in protecting our investment. In addition, at any time, a tenant may seek the protection of bankruptcy laws, which could result in the rejection and termination of such tenant’s lease and thereby cause a reduction in cash available for distribution to our stockholders. Bankruptcy or a material adverse change in the financial condition of a material tenant would likely have a material adverse effect on our results of operations.

Critical Accounting Policies

We have certain critical accounting policies that are subject to judgments and estimates by our management and uncertainties of outcome that affect the application of these policies. We base our estimates on historical experience and on various other assumptions we believe to be reasonable under the circumstances. On an ongoing basis, we evaluate our estimates. In the event estimates or assumptions prove to be different from actual results, adjustments are made in subsequent periods to reflect more current information. The accounting policies that we believe are most critical to the understanding of our financial position and results of operations, and that require significant management estimates and judgments, are discussed below.

11

Critical accounting policies are those that have the most impact on the reporting of our financial condition and results of operations and those requiring significant judgments and estimates. We believe that our judgments and estimates are consistently applied and produce financial information that fairly presents our results of operations. These policies affect our:

•	recognition of rental income and depreciation and amortization expense; and
•	assessment of the carrying values and impairments of long-lived assets.

Depreciation and Amortization

We compute depreciation expense using the straight-line method over estimated useful lives of up to 39 years for the building and improvements, and up to 15 years for personal property. The allocated cost of land is not depreciated. The value of above or below-market leases are amortized over the remaining non-cancelable periods of the leases as an adjustment to rental income. The value of in-place leases, exclusive of the value of above-market and below-market in-place leases, is also amortized over the remaining non-cancelable periods of the respective leases. If a lease is terminated prior to its stated expiration, all unamortized amounts relating to that lease would be written off. Inappropriate allocation of acquisition costs, or incorrect estimates of useful lives, could result in depreciation and amortization expenses which do not appropriately reflect the allocation of our capital expenditures over future periods, as is required by generally accepted accounting principles.

Impairment

We periodically evaluate the Property for impairment indicators. These indicators may include declining tenant occupancy, weak or declining tenant profitability, cash flow or liquidity, our decision to dispose of an asset before the end of its estimated useful life or legislative, economic or market changes that permanently reduce the value of our investment. If indicators of impairment are present, we evaluate the carrying value of the Property by comparing it to its expected future undiscounted cash flows. If the sum of these expected future cash flows is less than the carrying value, we reduce the net carrying value of the Property to the present value of these expected future cash flows. This analysis requires us to judge whether indicators of impairment exist and to estimate likely future cash flows. If we misjudge or estimate incorrectly or if future tenant profitability, market or industry factors differ from our expectations, we may record an impairment charge which is inappropriate or fail to record a charge when we should have done so, or the amount of such charges may be inaccurate.

Lease Classification

Each time we enter a new lease or materially modify an existing lease we evaluate whether it is appropriately classified as a capital lease or as an operating lease. The classification of a lease as capital or operating affects the carrying value of a property, as well as our recognition of rental payments as revenue. These evaluations require us to make estimates of, among other things, the remaining useful life and market value of a property, discount rates and future cash flows. Incorrect assumptions or estimates may result in misclassification of our leases.

Results of Operations

The Property is occupied by a diverse group of tenants, including financial institutions, energy firms, law firms and other professional service organizations.

Comparison of the year ended December 31, 2011 to the year ended December 31, 2010.

Revenue

Total revenue decreased $0.1 million to $11.4 million for the year ended December 31, 2011, as compared to $11.5 million for the year ended December 31, 2010. This decrease was primarily attributable to a decrease of $0.1 million in base rent.

12

Expenses

Total expenses decreased approximately $0.8 million to $11.7 million for the year ended December 31, 2011 as compared to $12.5 million for the year ended December 31, 2010. This decrease was attributable to a $0.2 million decrease in rental operating expenses and a decrease of $0.9 million in depreciation and amortization and was offset by an increase of $0.3 million in interest expense.

Liquidity and Capital Resources

Cash and cash equivalents decreased $1.2 million to $2.8 million at December 31, 2011 from $4.0 million at December 31, 2010. The decrease was primarily attributable to $4.7 million used for investing activities and was offset by $1.8 million provided by operating activities and $1.7 million provided by financing activities.

As of December 31, 2011, advances drawn under the Phoenix Revolver totaled $11.0 million and the facility matures on November 30, 2012. We anticipate that the Phoenix Revolver will be replaced or refinanced on or before its maturity date. However, there can be no assurance that we will be able to replace or refinance the Phoenix Revolver on favorable terms or at all.

Management believes that the existing cash and cash equivalents as of December 31, 2011 of $2.8 million and cash anticipated to be generated internally by operations and borrowings will be sufficient to meet working capital requirements, distributions and anticipated capital expenditures for at least the next 12 months.

Operating Activities

The cash provided by operating activities of $1.8 million is primarily attributable to net loss of approximately $0.3 million, uses arising from other current accounts of $0.3 million and payments of deferred leasing costs of $1.4 million and was offset by the add-back of $3.8 million of non-cash activities which consisted primarily of depreciation and amortization.

Investing Activities

Cash used for investing activities for the year ended December 31, 2011 of approximately $4.7 million was primarily for capital expenditures.

Financing Activities

Cash provided by financing activities for the year ended December 31, 2011 of $1.7 million was attributable to the advance on the Phoenix Revolver of $4.5 million and was offset by distributions to stockholders of $2.8 million.

Sources and Uses of Funds

The Company’s principal demands on liquidity are cash for operations, capital expenditures, and distributions to equity holders. As of December 31, 2011, we had approximately $3.3 million in accrued liabilities and $11.0 million in long-term debt. In the near term, liquidity is generated by cash from operations and borrowings.

Contingencies

We may be subject to various legal proceedings and claims that arise in the ordinary course of our business. Although occasional adverse decisions (or settlements) may occur, we believe that the final disposition of such matters will not have a material adverse effect on our financial position or results of operations.

13

Related Party Transactions

We have in the past engaged in and currently engage in transactions with a related party, Franklin Street and its subsidiaries FSP Investments LLC and FSP Property Management LLC (collectively “FSP”). We expect to continue to have related party transactions with FSP in the form of management fees paid to FSP to manage the Company on behalf of our stockholders. FSP Property Management LLC currently provides the Company with asset management and financial reporting services. The asset management agreement between the Company and FSP Property Management LLC requires the Company to pay FSP Property Management LLC a monthly fee equal to one percent (1%) of the gross revenues of the Property for the corresponding month. The asset management agreement between the Company and FSP Property Management LLC may be terminated by either party without cause at any time, upon at least thirty (30) days’ written notice. For the years ended December 31, 2011 and 2010, management fees paid were $108,000 and $165,000, respectively.

On December 4, 2008, we entered into a three-year secured promissory note for a revolving line of credit, which we refer to as the Phoenix Revolver, with Franklin Street for up to $15,000,000. On March 31, 2011, the Phoenix Revolver was amended to extend its maturity date from November 30, 2011 to November 30, 2012 and to increase the interest rate applicable to advances thereunder from the 30-day LIBOR rate plus 300 basis points to the 30-day LIBOR rate plus 440 basis points (4.67% at December 31, 2011). The Phoenix Revolver is secured by a mortgage on the Property and each advance thereunder requires payment of a 50 basis point draw fee. We anticipate that the Phoenix Revolver will be replaced or refinanced on or before its maturity date. However, there can be no assurance that we will be able to replace or refinance the Phoenix Revolver on favorable terms or at all. As of December 31, 2011, advances drawn and outstanding under the Phoenix Revolver totaled $11,000,000. For the years ended December 31, 2011 and 2010, the draw fees were $22,500 and $14,500, respectively, and interest expense paid to Franklin Street was approximately $390,000 and $135,000, respectively.

On September 22, 2006, Franklin Street purchased 48 shares of Preferred Stock for $4,116,000. Prior to purchasing any shares of Preferred Stock, Franklin Street agreed to vote any shares held by it on any matter presented to the holders of Preferred Stock in a manner that approximates as closely as possible the votes cast in favor of and opposed to such matter by the holders of the Preferred Stock other than Franklin Street and its affiliates. For purposes of determining how Franklin Street votes its shares of Preferred Stock, abstentions and non-votes by stockholders other than Franklin Street are not considered. Franklin Street is entitled to distributions that are declared on the Preferred Stock.

Franklin Street is the sole holder of the Company’s one share of Common Stock that is issued and outstanding. Subsequent to the completion of the private placement of the Preferred Stock in September 2006, Franklin Street has not been entitled to share in any earnings or any dividend as a result of its ownership of the Common Stock of the Company.

14

Rental Income Commitments

Our commercial real estate operations consist of the leasing of the Property. Approximate future minimum rental income under non-cancelable operating leases as of December 31, 2011 is:

Year Ending December 31,	Amount (in thousands)

2012	$ 5,999
2013	5,527
2014	5,026
2015	4,469
2016	4,287
Thereafter	8,239
$ 33,547

Off Balance Sheet Arrangements

The Company is not party to any off balance sheet arrangements. The Company is a party to management, construction management and leasing agreements with an unaffiliated third party management company, Hines Interests Limited Partnership, to provide property management, construction management and leasing services, and is party to an asset management agreement with an affiliate, FSP Property Management LLC, to provide asset management and financial reporting services, all of which agreements may be terminated by either party without cause at any time, upon at least thirty (30) days’ written notice. The asset management agreement between the Company and FSP Property Management LLC requires the Company to pay FSP Property Management LLC a monthly fee equal to one percent (1%) of the gross revenues of the Property for the corresponding month.

Item 7A.    Quantitative and Qualitative Disclosure About Market Risk

Not applicable.

Item 8.     Financial Statements and Supplementary Data

The information required by this item is included elsewhere herein and incorporated herein by reference. Reference is made to the Index to Consolidated Financial Statements in Item 15 of Part IV.

Item 9.    Changes in and Disagreements With Accountants on Accounting and Financial Disclosure

Not applicable.

15

Item 9A.    Controls and Procedures

Disclosure Controls and Procedures

Our management, with the participation of our principal executive officer and principal financial officer, evaluated the effectiveness of our disclosure controls and procedures as of December 31, 2011. The term “disclosure controls and procedures,” as defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934, or the Exchange Act, means controls and other procedures of a company that are designed to ensure that information required to be disclosed by a company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC's rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by a company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the company’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure. Management recognizes that any controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving their objectives and management necessarily applies its judgment in evaluating the cost-benefit relationship of possible controls and procedures. Based on the evaluation of our disclosure controls and procedures as of December 31, 2011, our principal executive officer and principal financial officer concluded that, as of such date, our disclosure controls and procedures were effective at the reasonable assurance level.

Management’s Annual Report on Internal Control Over Financial Reporting

The management of the Company is responsible for establishing and maintaining adequate internal control over financial reporting. Internal control over financial reporting is defined in Rule 13a-15(f) or 15d-15(f) promulgated under the Securities Exchange Act of 1934 as a process designed by, or under the supervision of, the Company’s principal executive and principal financial officer and effected by the Company’s board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and includes those policies and procedures that:

• Pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company;

• Provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and

• Provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

The Company’s management assessed the effectiveness of the Company’s internal control over financial reporting as of December 31, 2011. In making this assessment, the Company’s management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control-Integrated Framework.

Based on our assessment, management concluded that, as of December 31, 2011, the Company’s internal control over financial reporting is effective based on those criteria.

This annual report is not required to include an attestation report of the Company's registered public accounting firm regarding internal control over financial reporting. This report shall not be deemed to be filed for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

Changes in Internal Control Over Financial Reporting

No change in our internal control over financial reporting occurred during the year ended December 31, 2011 that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

16

Item 9B.    Other Information

Not applicable.

17

PART III

Item 10.    Directors, Executive Officers and Corporate Governance

Directors and Executive Officers

Information regarding the executive officers and directors of the Company as of February 29, 2012 is set forth below. The biographies of each of the directors below contain information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused our Board of Directors to determine that the person should serve as a director of the Company. In addition, all of our directors bring to our Board executive leadership experience derived from their service as executives of a public company and specifically as an executive of Franklin Street, as well as other key attributes that are important to an effective board: integrity, candor, analytical skills, the willingness to engage management and each other in a constructive and collaborative fashion. In addition, we have included information about each nominee’s specific experience, qualifications, attributes, or skills that led the Board to conclude that he or she should serve as a director of the Company, in light of our business and structure.

George J. Carter, age 63, is President and a director of the Company. Since 1996 he has also been President and Chief Executive Officer and a director of Franklin Street and is responsible for all aspects of the business of Franklin Street and its affiliates, with special emphasis on the evaluation, acquisition and structuring of real estate investments. From 1992 through 1996 he was President of Boston Financial Securities, Inc., or Boston Financial. Prior to joining Boston Financial, Mr. Carter was owner and developer of Gloucester Dry Dock, a commercial shipyard in Gloucester, Massachusetts. From 1979 to 1988, Mr. Carter served as Managing Director in charge of marketing at First Winthrop Corporation, a national real estate and investment banking firm headquartered in Boston, Massachusetts. Prior to that, he held a number of positions in the brokerage industry including those with Merrill Lynch & Co. and Loeb Rhodes & Co. Mr. Carter is a graduate of the University of Miami (B.S.). Mr. Carter is a FINRA General Securities Principal (Series 24) and holds a FINRA Series 7 general securities license and a FINRA Series 79, Investment Banker Registration license.

Barbara J. Fournier, age 56, is the Vice President, Chief Operating Officer, Treasurer and Secretary and a director of the Company. Since 1996, she has also been Chief Operating Officer, Treasurer and Secretary and a director of Franklin Street. In 2008, Ms. Fournier became an Executive Vice President of Franklin Street. Ms. Fournier has as her primary responsibility, together with George J. Carter, the management of all operating business affairs of Franklin Street and its affiliates. From 1993 through 1996, she was Director of Operations for the private placement division of Boston Financial. Prior to joining Boston Financial, Ms. Fournier served as Director of Operations for Schuparra Securities Corp. and as the Sales Administrator for Weston Financial Group. From 1979 through 1986, Ms. Fournier worked at First Winthrop Corporation in administrative and management capacities, including Office Manager, Securities Operations and Partnership Administration. Ms. Fournier attended Northeastern University and the New York Institute of Finance. Ms. Fournier is a member of the NYSE Amex Listed Company Council. Ms. Fournier participates in corporate governance-related continuing education sessions offered by the NYSE affiliate, Corporate Board Member. Ms. Fournier is a FINRA General Securities Principal (Series 24). She also holds other FINRA supervisory licenses including Series 4 and Series 53, and a FINRA Series 7 general securities license, a FINRA Series 99, Operations Professional license and a FINRA Series 79, Investment Banker Registration license.

Janet Prier Notopoulos, age 64, is a Vice President and a director of the Company. In addition, she is President of FSP Property Management LLC and an Executive Vice President and a director of Franklin Street and has as her primary responsibility the oversight of the management of the real estate assets of Franklin Street and its affiliates. Prior to joining Franklin Street in 1997, Ms. Notopoulos was a real estate and marketing consultant for various clients. From 1975 to 1983, she was Vice President of North Coast Properties, Inc., a Boston real estate investment company. Between 1969 and 1973, she was a real estate paralegal at Goodwin, Procter & Hoar. Ms. Notopoulos is a graduate of Wellesley College (B.A.) and the Harvard School of Business Administration (M.B.A).

Jeffrey B. Carter, age 40, is a Vice President and a director of the Company, and is George J. Carter's son. In addition, he is an Executive Vice President and Chief Investment Officer of Franklin Street. Prior to joining Franklin Street in 1998, Mr. Carter worked in Trust Administration for Northern Trust Bank in Miami, Florida. Mr. Carter is a graduate of Arizona State University (B.A.) and The George Washington University (M.A.). Mr. Carter holds a FINRA Series 7 general securities license and a FINRA Series 79, Investment Banker Registration license.

18

Each of our directors holds office from the time of his or her election until the next annual meeting and until a successor is elected and qualified, or until such director’s earlier death, resignation or removal. Except for Jeffrey B. Carter, who became a director in December 2011, each of the above persons has been associated with us in the positions described above since our inception in 2005. Each of them is an employee of Franklin Street, which is the sole owner of the Common Stock. Each of our officers serves in that capacity at the request of Franklin Street.

Each of our directors also serve as directors of FSP Galleria North Corp., FSP 50 South Tenth Street Corp. and FSP 303 East Wacker Drive Corp., which are public reporting companies sponsored by Franklin Street. In their capacities as directors of FSP Galleria North Corp., FSP 50 South Tenth Street Corp. and FSP 303 East Wacker Drive Corp., each holds office from the time of his or her election until the next annual meeting and until a successor is elected and qualified, or until such director's earlier death, resignation or removal.

Sections 16(a) Beneficial Ownership Reporting Compliance

Based solely on its review of copies of reports filed by the directors and executive officers of the Company pursuant to Section 16(a) of the Exchange Act, the Company believes that during 2011 all filings required to be made by its reporting persons were timely made in accordance with the requirements of the Exchange Act.

Corporate Governance

Our board of directors does not have standing compensation, nominating and corporate governance or audit committees. Our officers are compensated by Franklin Street in connection with their employment by Franklin Street and serve as our executive officers at Franklin Street’s request. Our directors are officers of Franklin Street and we do not consider it necessary to establish a nominating committee or a policy for reviewing nominees recommended by stockholders. We do not have a director who qualifies as an “audit committee financial expert” under the regulations of the SEC. We have not adopted a code of business conduct or code of ethics for our executive officers because all of our officers are officers of Franklin Street and are governed by Franklin Street’s code of business conduct and ethics.

Item 11.    Executive Compensation

Each of the executive officers of the Company is compensated by Franklin Street in connection with his or her employment by Franklin Street and serves as an executive officer of the Company at Franklin Street’s request without compensation. Franklin Street is subject to the informational requirements of the Exchange Act, and, in accordance therewith, files reports and other information with the Securities and Exchange Commission (SEC). Franklin Street’s common stock is traded on the NYSE Amex under the symbol “FSP”.

19

Item 12.    Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following tables set forth the beneficial ownership of the Company’s Common Stock and Preferred Stock as of February 29, 2012 by each holder who beneficially owns more than five percent of the Company’s Common Stock or Preferred Stock, by each director, by each of the Company’s executive officers and by all current directors and executive officers as a group. To the Company’s knowledge, no person or group, other than as set forth below, beneficially owns more than five percent of the Company’s Common Stock or Preferred Stock.

Common Stock	Number of Shares	Percentage of
	Beneficially	Outstanding
Name of Holder	Owned	Common Stock

Franklin Street Properties Corp. (1)	1	100%

George J. Carter(2)	-	0%

Barbara J. Fournier(2)	-	0%

Jeffrey B. Carter(2)	-	0%

Janet P. Notopoulos(2)	-	0%

All Directors and Executive Officers as a Group (consisting of 4 persons)(2)	-	0%

Preferred Stock	Number of Shares	Percentage of
	Beneficially	Outstanding
Name of Holder	Owned	Preferred Stock

Franklin Street Properties Corp. (1)	48	4.6%

George J. Carter(2)	-	0%

Barbara J. Fournier(2)	-	0%

Jeffrey B. Carter(2)	-	0%

Janet P. Notopoulos(2)	-	0%

Edward Darman Company Limited Partnership(3)	98	9.33%

All Directors and Executive Officers as a Group (consisting of 4 persons)	-	0%

(1)	The address of Franklin Street Properties Corp. is 401 Edgewater Place, Wakefield, Massachusetts 01880.
(2)	Each of the Executive Officers is employed by Franklin Street Properties Corp. Franklin Street Properties Corp. owns 100% of the issued and outstanding Common Stock of the Company.
(3)	Edward Darman is the Chief Executive Officer of Edward Darman Company Limited Partnership, or the Partnership, and, in such capacity, has sole voting and dispositive power over the shares of Preferred Stock held by the Partnership. The address of the Partnership is c/o Saxon Real Estate Partners, 200 Oak Point Drive, Middleboro, Massachusetts 02346-1325.

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Equity Compensation Plan Information

The Company does not have any equity compensation plans.

Item 13.    Certain Relationships and Related Transactions and Director Independence

Certain Relationships and Related Transactions

George J. Carter, Barbara J. Fournier, Janet P. Notopoulos and Jeffrey B. Carter, each of whom is an executive officer of the Company, are executive officers of Franklin Street and, except for Jeffrey B. Carter, are directors of Franklin Street. Jeffrey B. Carter is George J. Carter’s son. None of such persons received any remuneration from the Company for their services.

We have in the past engaged in and currently engage in transactions with a related party, Franklin Street and its subsidiaries FSP Investments LLC and FSP Property Management LLC, which we collectively refer to as “FSP”. We expect to continue to have related party transactions with FSP in the form of management fees paid to FSP to manage the Company on behalf of our stockholders. FSP Property Management LLC currently provides the Company with asset management and financial reporting services. The asset management agreement between the Company and FSP Property Management LLC requires the Company to pay FSP Property Management LLC a monthly fee equal to one percent (1%) of the gross revenues of the Property for the corresponding month. The asset management agreement between the Company and FSP Property Management LLC may be terminated by either party without cause at any time, upon at least thirty (30) days’ written notice. For the years ended December 31, 2011 and 2010, management fees paid were $108,000 and $165,000, respectively.

On December 4, 2008, we entered into a three-year secured promissory note for a revolving line of credit, which we refer to as the Phoenix Revolver, with Franklin Street for up to $15,000,000. On March 31, 2011, the Phoenix Revolver was amended to extend its maturity date from November 2011 to November 30, 2012 and to increase the interest rate applicable to advances thereunder from the 30-day LIBOR rate plus 300 basis points to the 30-day LIBOR rate plus 440 basis points (4.67% at December 31, 2011). The Phoenix Revolver is secured by a mortgage on the Property and each advance thereunder requires payment of a 50 basis point draw fee. We anticipate that the Phoenix Revolver will be replaced or refinanced on or before its maturity date. However, there can be no assurance that we will be able to replace or refinance the Phoenix Revolver on favorable terms or at all. As of December 31, 2011, advances drawn and outstanding under the Phoenix Revolver totaled $11,000,000. For the years ended December 31, 2011 and 2010, the draw fees were $22,500 and $14,500, respectively, and interest expense paid to Franklin Street was approximately $390,000 and $135,000, respectively.

On September 22, 2006, Franklin Street purchased 48 shares of Preferred Stock for $4,116,000. Prior to purchasing any shares of Preferred Stock, Franklin Street agreed to vote any shares held by it on any matter presented to the holders of Preferred Stock in a manner that approximates as closely as possible the votes cast in favor of and opposed to such matter by the holders of the Preferred Stock other than Franklin Street and its affiliates. For purposes of determining how Franklin Street votes its shares of Preferred Stock, abstentions and non-votes by stockholders other than Franklin Street are not considered.

Franklin Street is the sole holder of the Company’s one share of Common Stock that is issued and outstanding. Subsequent to the completion of the private placement of the Preferred Stock in September 2006, Franklin Street has not been entitled to share in any earnings or any dividend as a result of its ownership of the Common Stock of the Company.

Director Independence

Our securities are not listed on a national securities exchange or in an inter-dealer quotation system. None of our directors qualifies as “independent” under the standards of the NYSE Amex, where Franklin Street is listed.

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Item 14.    Principal Accounting Fees and Services

Independent Auditor Fees and Other Matters

The following tables summarize the aggregate fees billed by the Company’s independent registered public accounting firm, Braver PC, for audit services for each of the last two fiscal years and for other services rendered to the Company in each of the last two fiscal years.

Fee Category	2011	2010
Audit Fees (1)	$64,050	$64,050
Audit-Related Fees (2)	-	-
Tax Fees (3)	5,250	5,250
All Other Fees (4)	-	-
Total Fees	$69,300	$69,300

(1)	Audit fees consist of fees for the audit of our financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements.
(2)	Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under “Audit Fees”.
(3)	Tax fees consist of fees for tax compliance, tax advice and tax planning services. Tax compliance services, which relate to the preparation of tax returns, claims for refunds and tax payment-planning services, accounted for $5,250 of the total tax fees incurred in 2011 and 2010.
(4)	The Company was not billed by its independent registered public accounting firm in 2011 or 2010 for any other fees.

Pre-Approval Policy and Procedures

The Company has not adopted policies and procedures relating to the pre-approval of audit and non-audit services that are to be performed by the Company’s independent registered public accounting firm.

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PART IV

Item 15.    Exhibits, Financial Statement Schedules

(a)	The following documents are filed as part of this report.
1.	Financial Statements: The Financial Statements listed in the accompanying Index to Consolidated Financial Statements are filed as part of this Annual Report on Form 10-K.
2.	Financial Statement Schedule: The Financial Statement Schedule listed on the accompanying Index to Consolidated Financial Statements is filed as part of this Annual Report on Form 10-K.
3.	Exhibits: The Exhibits listed in the Exhibit Index are filed as part of this Annual Report on Form 10-K.

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SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf as of March 9, 2012 by the undersigned, thereunto duly authorized.

FSP PHOENIX TOWER CORP.

By:    /s/ George J. Carter

George J. Carter

President

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George J. Carter George J. Carter	President and Director (Principal Executive Officer)	March 9, 2012

/s/ Barbara J. Fournier Barbara J. Fournier	Vice President, Chief Operating Officer, Treasurer, Secretary and Director (Principal Financial Officer and Principal Accounting Officer)	March 9, 2012

/s/ Janet P. Notopoulos Janet P. Notopoulos	Director, Vice President	March 9, 2012

/s/ Jeffrey B. Carter Jeffrey B. Carter	Director, Vice President	March 9, 2012

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EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation, incorporated herein by reference to Exhibit 3.1 to FSP Phoenix Tower Corp.’s Registration Statement on Form 10, as amended (File No. 000-52559)

3.2	By-Laws, incorporated herein by reference to Exhibit 3.2 to FSP Phoenix Tower Corp.’s Registration Statement on Form 10, as amended (File No. 000-52559)

10.1	Permian Mud Service, Inc. d/b/a Champion Technologies Lease, as amended, incorporated herein by reference to Exhibit 10.4 to FSP Phoenix Tower Corp.’s Annual Report on Form 10-K for the year ended December 31, 2008 (File No. 000-52559), incorporated herein by reference to Exhibit 10.1 to FSP Phoenix Tower Corp.’s Current Report on Form 8-K filed on June 2, 2011 (File No. 000-52559), incorporated herein by reference to Exhibit 10.1 to FSP Phoenix Tower Corp.’s Current Report on Form 8-K filed on January 12, 2012 (File No. 000-52559)

10.2	Asset Management Agreement, incorporated herein by reference to Exhibit 10.2 to FSP Phoenix Tower Corp.’s Registration Statement on Form 10, as amended (File No. 000-52559)

10.3	Voting Agreement, incorporated herein by reference to Exhibit 10.3 to FSP Phoenix Tower Corp.’s Registration Statement on Form 10, as amended (File No. 000-52559)

10.4	Secured Promissory Note (Revolving), dated December 4, 2008, as amended, from FSP Phoenix Tower Limited Partnership in favor of Franklin Street Properties Corp., incorporated herein by reference to Exhibit 10.1 to FSP Phoenix Tower Corp.’s Current Report on Form 8-K filed on December 9, 2008 (File No. 000-52559), incorporated herein by reference to Exhibit 10.1 to FSP Phoenix Tower Corp.’s Current Report on Form 8-K filed on March 31, 2011 (File No. 000-52559)

10.5	Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated December 4, 2008, from FSP Phoenix Tower Limited Partnership in favor of Franklin Street Properties Corp., incorporated herein by reference to Exhibit 10.2 to FSP Phoenix Tower Corp.’s Current Report on Form 8-K filed on December 9, 2008 (File No. 000-52559)

21.1	Subsidiaries of the Registrant, incorporated herein by reference to Exhibit 21.1 to FSP Phoenix Tower Corp.’s Registration Statement on Form 10, as amended (File No. 000-52559)

31.1*	Certification of FSP Phoenix Tower Corp.'s principal executive officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

31.2*	Certification of FSP Phoenix Tower Corp.'s principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

32.1*	Certification of FSP Phoenix Tower Corp.'s principal executive officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

32.2*	Certification of FSP Phoenix Tower Corp.'s principal financial officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

101**	The following materials from FSP Phoenix Tower Corp.’s Annual Report on Form 10-K for the year ended December 31, 2011, formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Balance Sheets; (ii) the Consolidated Statements of Operations; (iii) the Consolidated Statements of Cash Flows; and (iv) the Notes to Consolidated Financial Statements, tagged as blocks of text.

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*	Filed herewith.

**	XBRL (eXtensible Business Reporting Language) information is furnished and not filed or a part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, is deemed not filed for purposes of Section 18 of the Securities Exchange Act of 1934, and otherwise is not subject to liability under these Sections.

26

FSP Phoenix Tower Corp.

Index to Consolidated Financial Statements

F-1

[LETTERHEAD OF BRAVER PC]

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders

FSP Phoenix Tower Corp.

Wakefield, Massachusetts

We have audited the accompanying consolidated balance sheets of FSP Phoenix Tower Corp. as of December 31, 2011 and 2010, and the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the years then ended. Our audits also included the financial statement schedule listed in the Index at Item 15(a)(2). These consolidated financial statements and schedule are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and schedule based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of FSP Phoenix Tower Corp. as of December 31, 2011 and 2010, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

/s/ Braver PC

Needham, Massachusetts

March 9, 2012

F-2

FSP Phoenix Tower Corp.
Consolidated Balance Sheets

	December 31,
(in thousands, except share and par value amounts)	2011	2010

Assets:

Real estate investments, at cost:
Land	$3,300	$3,300
Buildings and improvements	90,073	86,557
Furniture and fixtures	436	283
	93,809	90,140

Less accumulated depreciation	14,936	11,834

Real estate investments, net	78,873	78,306

Acquired real estate leases, net of accumulated amortization of $1,059 and $1,202, respectively	521	764
Acquired favorable real estate leases, net of accumulated amortization of $371 and $317, respectively	131	197
Cash and cash equivalents	2,805	4,030
Tenant rent receivable, less allowance for doubtful accounts of $4 and $5, respectively	80	54
Step rent receivable	2,301	1,789
Deferred leasing costs, net of accumulated amortization of $1,341 and $938, respectively	2,852	1,942
Prepaid expenses and other assets	96	373

Total assets	$87,659	$87,455

Liabilities and Stockholders’ Equity:

Liabilities:
Accounts payable and accrued expenses	$2,965	$4,160
Tenant security deposits	368	240
Loan payable - affiliate	11,000	6,500
Acquired unfavorable real estate leases, net of accumulated amortization of $436 and $361, respectively	243	318

Total liabilities	14,576	11,218

Commitments and Contingencies:	-	-

Stockholders’ Equity:
Preferred Stock, $.01 par value, 1,050 shares authorized,
issued and outstanding, aggregate liquidation preference $105,000	-	-

Common Stock, $.01 par value, 1 share
authorized, issued and outstanding	-	-
Additional paid-in capital	96,188	96,188
Retained earnings and distributions in excess of earnings	(23,105)	(19,951)

Total Stockholders’ Equity	73,083	76,237

Total Liabilities and Stockholders’ Equity	$87,659	$87,455
See accompanying notes to consolidated financial statements.

F-3

FSP Phoenix Tower Corp.
Consolidated Statements of Operations

	For the Year Ended December 31,
(in thousands, except per share and share amounts)	2011	2010

Revenues:
Rental	$11,372	$11,494

Total revenue	11,372	11,494

Expenses:

Rental operating expenses	5,901	6,131
Real estate taxes and insurance	1,525	1,543
Depreciation and amortization	3,842	4,669
Interest expense	412	149

Total expenses	11,680	12,492

Net loss before interest income	(308)	(998)

Interest income	1	7

Net loss attributable to preferred stockholders	$(307)	$(991)

Weighted average number of preferred shares outstanding,
basic and diluted	1,050	1,050

Net loss per preferred share, basic and diluted	$(292)	$(944)
See accompanying notes to consolidated financial statements.

F-4

FSP Phoenix Tower Corp.
Consolidated Statements of Changes in Stockholders’ Equity
For the Years Ended December 31, 2010 and 2011

(in thousands, except per share amounts)	Preferred Stock	Common Stock	Additional Paid-in Capital	Retained Earnings and Distributions in Excess of Earnings	Total Stockholders' Equity

Balance, January 1, 2010	$-	$-	$96,188	$(15,051)	$81,137

Distributions - preferred stockholders	-	-	-	(3,909)	(3,909)
or $3,723 per preferred share

Net loss	-	-	-	(991)	(991)

Balance, December 31, 2010	-	-	96,188	(19,951)	76,237

Distributions - preferred stockholders	-	-	-	(2,847)	(2,847)
or $2,712 per preferred share

Net loss	-	-	-	(307)	(307)

Balance, December 31, 2011	$-	$-	$96,188	$(23,105)	$73,083
See accompanying notes to consolidated financial statements.

F-5

FSP Phoenix Tower Corp.
Consolidated Statements of Cash Flows

	For the Year Ended December 31,
(in thousands)	2011	2010

Cash flows from operating activities:
Net loss	$(307)	$(991)
Adjustments to reconcile net loss to net cash
provided by operating activities:
Depreciation and amortization	3,842	4,669
Amortization of favorable real estate leases	66	69
Amortization of unfavorable real estate leases	(75)	(79)
Bad debt expense (recovery)	(1)	5
Changes in operating assets and liabilities:
Tenant rent receivable	(25)	120
Step rent receivable	(512)	50
Prepaid expenses and other assets	277	(35)
Accounts payable and accrued expenses	(193)	(24)
Tenant security deposits	128	10
Payment of deferred leasing costs	(1,407)	(508)

Net cash provided by operating activities	1,793	3,286

Cash flows from investing activities:
Purchase of real estate assets	(4,671)	(2,561)

Net cash used for investing activities	(4,671)	(2,561)

Cash flows from financing activities:
Distributions to stockholders	(2,847)	(3,909)
Proceeds from loan payable - affiliate	4,500	2,900

Net cash provided by (used for) financing activities	1,653	(1,009)

Net decrease in cash and cash equivalents	(1,225)	(284)

Cash and cash equivalents, beginning of year	4,030	4,314

Cash and cash equivalents, end of year	$2,805	$4,030

Supplemental disclosure of cash flow information:

Cash paid for interest	$412	$149

Disclosure of non-cash investing activities:
Accrued costs for purchase of real estate assets	$410	$1,412

See accompanying notes to consolidated financial statements.

F-6

FSP Phoenix Tower Corp.

Notes to Consolidated Financial Statements

1.    Organization

FSP Phoenix Tower Corp. (the “Company”) was organized on December 20, 2005 as a corporation under the laws of the State of Delaware to purchase, own and operate, improve, and reposition a thirty-four story multi-tenant office building containing approximately 629,054 rentable square feet of space located on approximately 2.1 acres of land in Houston, Texas (the “Property”). The Company acquired the Property and commenced operations on February 22, 2006. Franklin Street Properties Corp. (“Franklin Street”) (NYSE Amex: FSP) holds the sole share of the Company’s common stock, $.01 par value per share (the “Common Stock”). Between March 2006 and September 2006, FSP Investments LLC (member, FINRA and SIPC), a wholly-owned subsidiary of Franklin Street, completed the sale on a best efforts basis of 1,050 shares of the Company’s preferred stock, $.01 par value per share (the “Preferred Stock”). FSP Investments LLC sold the Preferred Stock in a private placement offering to “accredited investors” within the meaning of Regulation D under the Securities Act of 1933.

All references to the Company refer to FSP Phoenix Tower Corp. and its consolidated subsidiaries, collectively, unless the context otherwise requires.

2.    Summary of Significant Accounting Policies

BASIS OF PRESENTATION

The accompanying consolidated financial statements include all of the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

ESTIMATES AND ASSUMPTIONS

The Company prepares its consolidated financial statements and related notes in conformity with accounting principles generally accepted in the United States of America (“GAAP”). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

REAL ESTATE AND DEPRECIATION

Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations.

Routine replacements and ordinary maintenance and repairs that do not extend the life of the asset are expensed as incurred. Funding for repairs and maintenance items typically is provided by cash flows from operating activities.

Depreciation is computed using the straight-line method over the assets’ estimated useful lives as follows:

Category	Years
Building - Commercial	39
Building Improvements	15-39
Furniture and Fixtures	5-7

The Company reviews the Property to determine if the carrying amount will be recovered from future cash flows if certain indicators of impairment are identified at the Property. The evaluation of anticipated cash flows is highly subjective and is based in part on assumptions regarding future occupancy, rental rates and capital requirements that could differ materially from actual results in future periods. When indicators of impairment are present and the sum of the undiscounted future cash flows is less than the carrying value of such asset, an impairment loss is recorded equal to the difference between the asset’s current carrying value and its fair value based on discounting its estimated future cash flows. At December 31, 2011 and 2010, no impairment charges were recorded.

Depreciation expense of $3,102,000 and $3,594,000 is included in Depreciation and Amortization in the Company’s Consolidated Statements of Operations for the years ended December 31, 2011 and 2010, respectively.

F-7

FSP Phoenix Tower Corp.

Notes to Consolidated Financial Statements

2.    Summary of Significant Accounting Policies (continued)

ACQUIRED REAL ESTATE LEASES

The acquired real estate leases represent the estimated value of legal and leasing costs related to the acquired leases that were included in the purchase price when the Company acquired the Property. The Company segregates these costs from its investment in real estate. The Company subsequently amortizes these costs on a straight-line basis over the remaining lives of the related leases. Amortization expense of $243,000 and $282,000 is included in Depreciation and Amortization in the Company’s Consolidated Statements of Operations for the years ended December 31, 2011 and 2010, respectively.

Acquired real estate lease costs included in the purchase price of the Property were $4,516,000. Detail of the acquired real estate leases is as follows:

	December 31,
(in thousands)	2011	2010
Cost	$1,580	$1,966
Accumulated amortization	(1,059)	(1,202)
Book value	$521	$764

The estimated annual amortization expense for the four years succeeding December 31, 2011 is as follows:

(in thousands)
2012	$ 182
2013	$ 153
2014	$ 133
2015	$ 53

ACQUIRED FAVORABLE REAL ESTATE LEASES

Acquired favorable real estate leases represents the value related to the lease when the lease payments due under a tenant’s lease exceed the market rate of the lease at the date the Property was acquired. The Company reports this value separately from its investment in real estate. The Company subsequently amortizes this amount on a straight-line basis over the remaining life of the related lease. Amortization of $66,000 and $69,000 is shown as a reduction of rental income in the Company’s Consolidated Statements of Operations for the years ended December 31, 2011 and 2010, respectively.

The acquired favorable real estate lease costs included in the purchase price of the property were $1,568,000. Detail of the acquired favorable real estate leases is as follows:

	December 31,
(in thousands)	2011	2010
Cost	$502	$514
Accumulated amortization	(371)	(317)
Book value	$131	$197

The estimated annual amortization expense for the three years succeeding December 31, 2011 is as follows:

(in thousands)
2012	$ 63
2013	$ 43
2014	$ 25

F-8

FSP Phoenix Tower Corp.

Notes to Consolidated Financial Statements

2.    Summary of Significant Accounting Policies (continued)

ACQUIRED UNFAVORABLE REAL ESTATE LEASES

Acquired unfavorable real estate leases represent the value relating to leases with rents below the market rate at the time of property acquisition. Amortization is computed using the straight-line method over the remaining lives of the related leases. Amortization of $75,000 and $79,000 is included with rental revenue in the Company’s Consolidated Statements of Operations for the years ended December 31, 2011 and 2010, respectively.

The acquired unfavorable real estate lease costs included in the purchase price of the property was $826,000. Detail of the acquired unfavorable real estate leases is as follows:

	December 31
(in thousands)	2011	2010
Cost	$679	$679
Accumulated amortization	(436)	(361)
Book value	$243	$318

The estimated annual amortization for the four years succeeding December 31, 2011 is as follows:

(in thousands)
2012	$ 75
2013	$ 67
2014	$ 66
2015	$ 35

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

CONCENTRATION OF CREDIT RISKS

Cash, cash equivalents and short-term investments are financial instruments that potentially subject the Company to a concentration of credit risk. The Company maintains its cash balances and short-term investments principally in banks which the Company believes to be creditworthy. The Company periodically assesses the financial condition of the banks and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $250,000 provided by the Federal Deposit Insurance Corporation.

For the years ended December 31, 2011 and 2010, rental income was derived from various tenants. As such, future receipts are dependent upon the financial strength of the lessees and their ability to perform under the lease agreements.

The following tenants represent greater than 10% of rental revenue as of December 31, 2011 and 2010:

Tenant	2011	2010
Permian Mud d/b/a Champion	16%	15%
Allen, Boone and Humphries	11%	12%

On January 12, 2012, the Company entered into an amendment to the lease with Permian Mud Service, Inc. Pursuant to that amendment, Permian Mud Service, Inc. added approximately 10,131 square feet of space at the Property. The commencement date for the additional premises is expected to be on or about April 1, 2012. The expiration date for the additional premises is February 28, 2018. Accordingly, from and after the commencement date for the additional premises, Permian Mud Service, Inc. will lease an aggregate of approximately 105,441 square feet of space at the Property, or approximately 17% of the Property’s rentable area.

F-9

FSP Phoenix Tower Corp.

Notes to Consolidated Financial Statements

2.    Summary of Significant Accounting Policies (continued)

FINANCIAL INSTRUMENTS

The Company estimates that the carrying value of cash and cash equivalents and loan payable - affiliate approximate their fair values based on their short-term maturity and prevailing interest rates.

STEP RENT RECEIVABLE

The leases provide for fixed rental increases over the life of the lease. Rental revenue is recognized on the straight-line basis over the related lease term; however, billings by the Company are based on required minimum rentals in accordance with the lease agreements. Step rent receivable, which is the cumulative revenue recognized in excess of amounts billed by the Company, is $2,301,000 and $1,789,000 at December 31, 2011 and 2010, respectively.

TENANT RENT RECEIVABLE

Tenant rent receivable is reported at the amount the Company expects to collect on balances outstanding at year-end. The Company provides an allowance for doubtful accounts based on its estimate of a tenant’s ability to make future rent payments. The computation of this allowance is based in part on the tenant’s payment history and current credit status. Management monitors outstanding balances and tenant relationships and concluded that an allowance of $4,000 and $5,000 as of December 31, 2011 and 2010, respectively, is sufficient.

DEFERRED LEASING COSTS

Deferred leasing commissions represent direct and incremental external leasing costs incurred in the leasing of commercial space. These costs are capitalized and are amortized on a straight-line basis over the terms of the related lease agreement. Amortization expense was $497,000 and $793,000 for the years ended December 31, 2011 and 2010, respectively.

REVENUE RECOGNITION

The Company has retained substantially all of the risks and benefits of ownership of the Company’s commercial property and accounts for its leases as operating leases. Rental income from the leases, which may include rent concessions (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Company does not have any percentage rent arrangements with its commercial property tenants. Reimbursable costs are included in rental income in the year earned. A schedule showing the components of rental revenue is shown below.

	Year Ended
	December 31,
(in thousands)	2011	2010
Income from leases	$5,428	$6,018
Straight-line rent adjustment	379	(55)
Reimbursable expenses	5,556	5,521
Amortization of favorable leases	(66)	(69)
Amortization of unfavorable leases	75	79

Total	$11,372	$11,494

INTEREST INCOME

Interest income is recognized when the earnings process is complete.

F-10

FSP Phoenix Tower Corp.

Notes to Consolidated Financial Statements

2.    Summary of Significant Accounting Policies (continued)

INCOME TAXES

The Company has elected to be taxed as a Real Estate Investment Trust (“REIT”) under the Internal Revenue Code of 1986, as amended. As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its stockholders, thereby effectively subjecting the distributed net income of the Company to taxation at the stockholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of stockholders it can have and the concentration of their ownership, and the amount of the Company’s taxable income that must be distributed annually.

NET INCOME PER SHARE

Basic net income per share of Preferred Stock is computed by dividing net income by the weighted average number of shares of Preferred Stock outstanding during the period. Diluted net income per share of Preferred Stock reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at December 31, 2011 and 2010. Subsequent to the completion of the offering of shares of Preferred Stock, the holders of Common Stock are not entitled to share in any income nor in any related dividend.

SUBSEQUENT EVENTS

In preparing these consolidated financial statements the Company evaluated events that occurred through the date of issuance of these financial statements for potential recognition or disclosure.

3.    Income Taxes

The Company files as a REIT under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to stockholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies these requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property. For the period ended December 31, 2006, the Company incurred a net operating loss for income tax purposes of approximately $2,267,000 that can be carried forward until it expires in the year 2026.

The Company adopted an accounting pronouncement related to uncertainty in income taxes effective January 1, 2007, which did not result in recording a liability, nor was any accrued interest and penalties recognized with the adoption. Accrued interest and penalties will be recorded as income tax expense, if the Company records a liability in the future. The Company’s effective tax rate was not affected by the adoption. The Company files income tax returns in the U.S. federal jurisdiction and State of Texas jurisdiction. The statute of limitations for the Company’s income tax returns is generally three years and as such, the Company’s returns that remain subject to examination would be primarily from 2008 and thereafter.

At December 31, 2011, the Company’s net tax basis of its real estate assets was $86,255,000.

F-11

FSP Phoenix Tower Corp.

Notes to Consolidated Financial Statements

3.    Income Taxes (continued)

The following schedule reconciles net loss to taxable income subject to dividend requirements, which are calculated annually:

	Year Ended December 31,
(in thousands)	2011	2010

Net loss	$(307)	$(991)

Adjustments:
Book depreciation and amortization	3,842	4,669
Amortization of favorable real estate leases	66	69
Deferred rent	4	(41)
Other adjustments	-	(49)
Tax depreciation and amortization	(2,894)	(3,096)
Amortization of unfavorable real estate leases	(75)	(79)
Straight-line rents	(418)	36
Taxable income	$218	$518

The following schedule summarizes the tax components of the distributions paid, which are calculated annually, for the years ended December 31:

(dollars in thousands)	2011		2010
	Preferred	%	Preferred	%
Ordinary income	$-	0%	$923	24%
Return of Capital	2,847	100%	2,986	76%

Total	$2,847	100%	$3,909	100%

4.    Capital Stock

PREFERRED STOCK

Generally, each holder of shares of Preferred Stock is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends is non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of shares of Preferred Stock will be entitled to receive, to the extent that funds are available therefore, $100,000 per share of Preferred Stock, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of shares of Preferred Stock and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

In addition to certain rights to remove and replace directors, the holders of a majority of the then outstanding shares of Preferred Stock shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of not less than 66.67% of then outstanding shares of Preferred Stock is required for the issuance of any additional shares of capital stock. Holders of shares of Preferred Stock have no redemption or conversion rights.

COMMON STOCK

Franklin Street is the sole holder of the Company’s Common Stock. Franklin Street has the right to vote to elect the directors of the Company and to vote on all matters, subject to the voting rights of the Preferred Stock set forth above. Subsequent to the completion of the offering of the shares of Preferred Stock in September 2006, Franklin Street, as the holder of Common Stock, was not entitled to share in any earnings nor any related dividend.

F-12

FSP Phoenix Tower Corp.

Notes to Consolidated Financial Statements

5.    Related Party Transactions

The Company has in the past engaged in and currently engages in transactions with a related party, Franklin Street and its subsidiaries FSP Investments LLC and FSP Property Management LLC (collectively “FSP”). The Company expects to continue to have related party transactions with FSP in the form of management fees paid to FSP to manage the Company on behalf of our stockholders. FSP Property Management LLC currently provides the Company with asset management and financial reporting services. The asset management agreement between the Company and FSP Property Management LLC requires the Company to pay FSP Property Management LLC a monthly fee equal to one percent (1%) of the gross revenues of the Property for the corresponding month. The asset management agreement between the Company and FSP Property Management LLC may be terminated by either party without cause at any time, upon at least thirty (30) days’ written notice. For the years ended December 31, 2011 and 2010, management fees paid were $108,000 and $165,000, respectively.

On December 4, 2008, the Company entered into a three-year secured promissory note for a revolving line of credit (the “Phoenix Revolver”) with Franklin Street for up to $15,000,000. On March 31, 2011, the Phoenix Revolver was amended to extend its maturity date from November 30, 2011 to November 30, 2012 and to increase the interest rate applicable to advances thereunder from the 30-day LIBOR rate plus 300 basis points to the 30-day LIBOR rate plus 440 basis points (4.67% at December 31, 2011). The Phoenix Revolver is secured by a mortgage on the Property and each advance thereunder requires payment of a 50 basis point draw fee. The Company anticipates that the Phoenix Revolver will be replaced or refinanced on or before its maturity date. However, there can be no assurance that the Company will be able to replace or refinance the Phoenix Revolver on favorable terms or at all. As of December 31, 2011, advances drawn and outstanding under the Phoenix Revolver totaled $11,000,000. For the years ended December 31, 2011 and 2010, the draw fees were $22,500 and $14,500, respectively, and interest expense paid to Franklin Street was approximately $390,000 and $135,000, respectively.

On September 22, 2006, Franklin Street purchased 48 shares of Preferred Stock for $4,116,000. Prior to purchasing any shares of Preferred Stock, Franklin Street agreed to vote any shares held by it on any matter presented to the holders of Preferred Stock in a manner that approximates as closely as possible the votes cast in favor of and opposed to such matter by the holders of the Preferred Stock other than Franklin Street and its affiliates. For purposes of determining how Franklin Street votes its shares of Preferred Stock, abstentions and non-votes by stockholders other than Franklin Street are not considered. Franklin Street is entitled to distributions that are declared on the Preferred Stock.

Franklin Street is the sole holder of the Company’s one share of Common Stock that is issued and outstanding. Subsequent to the completion of the private placement of the Preferred Stock in September 2006, Franklin Street has not been entitled to share in any earnings or any dividend as a result of its ownership of the Common Stock of the Company.

6.    Commitments and Contingencies

The Company, as lessor, has minimum future rentals due under non-cancelable operating leases as follows:

	Year Ending
(in thousands)	December 31,	Amount
	2012	$ 5,999
	2013	5,527
	2014	5,026
	2015	4,469
	2016	4,287
	Thereafter	8,239

		$ 33,547

In addition, the lessees are liable for real estate taxes and certain operating expenses of the Property.

Upon acquiring the commercial rental property on February 22, 2006, the Company was assigned the lease agreements between the seller of the Property and the existing tenants.

F-13

FSP Phoenix Tower Corp.

Notes to Consolidated Financial Statements

6.    Commitments and Contingencies (continued)

Upon acquiring the commercial rental property on February 22, 2006, the Company was assigned a lease agreement to lease parking spaces at an adjacent property for approximately 190 additional uncovered off-site parking spaces. The lease expires on February 28, 2019. Future minimum lease payments payable by the Company are as follows:

	Year Ending
(in thousands)	December 31,	Amount
	2012	$ 194
	2013	194
	2014	194
	2015	194
	2016	194
	Thereafter	420

		$ 1,390

7.    Segment Reporting

The Company operates in one industry segment – real estate ownership of commercial property. As of December 31, 2011 and 2010 the Company owned and operated a thirty-four story office tower in that one segment.

8.    Accounts Payable and Accrued Expenses

Accounts payable and accrued expenses consist of the components shown below:

	December 31,
(in thousands)	2011	2010

Accrued property tax	$1,321	$1,348
Deferred rental income	562	495
Accrued capital expenditures	409	1,370
Accounts payable and other accrued expenses	672	905
Due to tenant - tenant improvements	1	42

Total	$2,965	$4,160

9.     Subsequent Event

On January 26, 2012, the Board of Directors of the Company declared a cash distribution of $699,300 payable on February 29, 2012 to stockholders of record on February 9, 2012.

On March 7, 2012, the Company requested a $1,000,000 advance under the Phoenix Revolver.

F-14

SCHEDULE III

FSP Phoenix Tower Corp.

Real Estate and Accumulated Depreciation

December 31, 2011

		Initial Cost			Historical Costs
Description	Encumbrances (1)	Land	Buildings Improvements and Equipment	Costs Capitalized (Disposals) Subsequent to Acquisition	Land	Buildings Improvements and Equipment	Total (2)	Accumulated Depreciation	Total Costs, Net of Accumulated Depreciation	Depreciable Life (Years)	Date of Acquisition
			(dollars in thousands)
Phoenix Tower, Houston, Texas	$11,000	$3,300	$66,806	$23,703	$3,300	$90,509	$93,809	$14,936	$78,873	5-39	2006

(1)	On December 4, 2008, the Company entered into a revolving line of credit (the “Phoenix Revolver”) with Franklin Street Properties Corp. for up to $15,000. The Phoenix Revolver is secured by a mortgage on the Property. As of December 31, 2011, $11,000 has been advanced under the Phoenix Revolver.

(2)	The aggregate cost for Federal Income Tax purposes is $99,067.

F-15

FSP Phoenix Tower Corp.

The following table summarizes the changes in the Company's real estate investments and accumulated depreciation:

	December 31,	December 31,
(in thousands)	2011	2010

Real estate investments, at cost:
Balance, beginning of year	$90,140	$86,805
Improvements	3,669	3,335

Balance, end of year	$93,809	$90,140

Accumulated depreciation:
Balance, beginning of year	$11,834	$8,240
Depreciation	3,102	3,594

Balance, end of year	$14,936	$11,834

F-16